                                    [GRAPHIC]

                                  BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006

                                    [GRAPHIC]






   MONEY FUND

   TREASURY MONEY FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton Treasury Money Fund


ACCOUNT POLICIES

11  Daily NAV Calculation

11  Wire Order Processing

11  Monthly Statements

11  Distributions and Tax Considerations

12  Purchasing and Redeeming Institutional Shares

13  Abusive Trading

13  Investment Advisor

14  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M333

 TREASURY MONEY FUND

     CUSIP Number: 05561M291

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard
& Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance figures are based on the performance of Hamilton Shares of the Fund (not offered by this prospectus). Performance of Institutional Shares will differ from the performance of Hamilton Shares due to differences in charges and expenses. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/05/1/
--------------------------------------------------------------------
                                [CHART]

1996   1997   1998   1999   2000   2001    2002   2003   2004   2005
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 5.30   5.47   5.41   5.03   6.31   4.09   1.66   0.99   1.19   3.09

Best Quarter: Q3 '00 +1.62  Worst Quarter: Q1 '04 +0.21

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                        1 Year   5 Years  10 Years
                   ------------------------------------------------
                   Hamilton Shares/1/    3.09     2.20      3.84

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.

             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------

             Shareholder Fees                             None
             ------------------------------------------------------

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.07
             Servicing fee                                None
             Other expenses/(a)/                          0.07

             Total annual operating expenses              0.14

(a)Based on estimated amounts for the current fiscal year.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   14     45      79      179

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 8/7/92.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                             For the period
                                                              November 15,
                                                                 2005*
                                                                through
                                                              December 31,
    Institutional Shares                                          2005
    -----------------------------------------------------------------------

    Per Share Data:
    -----------------------------------------------------------------------
    Net asset value at beginning of period                      $  1.00
                                                             --------------
    Gain from investment operations
      Net investment income/(a)/                                  0.005
                                                             --------------
    Dividends
      Dividends from net investment income                       (0.005)
                                                             --------------
    Net asset value at end of year                              $  1.00
                                                             --------------
    Total Return:
      Total investment return based on net asset value/(b)/        0.50%

    Ratios/Supplemental Data:
    -----------------------------------------------------------------------
    Net assets at end of year (000's omitted)                   $47,288
    Ratio to average net assets of:
      Expenses                                                     0.14%**
      Net investment income                                        4.08%**

*  Commencement of offering of shares.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance figures are based on the performance of Hamilton Shares of the Fund (not offered by this prospectus). Performance of Institutional Shares will differ from the performance of Hamilton Shares due to differences in charges and expenses. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/05/1/
--------------------------------------------------------------
                           [CHART]

 1998    1999   2000    2001    2002    2003     2004    2005
------  ------ ------  ------  ------  -------  ------  ------
 5.25    4.79   6.09    3.94    1.54    0.91     1.07    2.90

Best Quarter: Q3 '00 +1.58  Worst Quarter: Q1 '04 +0.19

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                                           Since
                                        1 Year   5 Year  Inception
                   ------------------------------------------------
                   Hamilton Shares/1/    2.90     2.07     3.47

*  Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these Funds are "no-load," shareholders pay no fees or out of pocket expenses.

             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------

             Shareholder Fees                             None
             ------------------------------------------------------

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.07
             Servicing fee                                None
             Other expenses/(a)/                          0.09

             Total annual operating expenses              0.16

(a)Based on estimated amounts for the current fiscal year.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   16     52      90      205

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.
--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are available upon request

                                                             For the period
                                                              November 15,
                                                                 2005*
                                                                through
                                                              December 31,
    Institutional Shares                                          2005
    -----------------------------------------------------------------------

    Per Share Data:
    -----------------------------------------------------------------------
    Net asset value at beginning of period                      $  1.00
                                                             --------------
    Gain from investment operations
      Net investment income/(a)/                                  0.005
                                                             --------------
    Dividends
      Dividends from net investment income                       (0.005)
                                                             --------------
    Net asset value at end of year                              $  1.00
                                                             --------------
    Total Return:
      Total investment return based on net asset value/(b)/        0.50%

    Ratios/Supplemental Data:
    -----------------------------------------------------------------------
    Net assets at end of year (000's omitted)                   $13,999
    Ratio to average net assets of:
      Expenses                                                     0.16%**
      Net investment income                                        3.85%**

*  Commencement of offering of shares.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized

BNY Hamilton Treasury Money Fund

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the NYSE is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Institutional Shares of each Fund will be determined immediately before calculation of NAV each business day. Institutional Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Institutional Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of

                                                               Account Policies
additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING INSTITUTIONAL SHARES

                        Minimum investment requirements
                        -------------------------------
                        Initial investment
                        -------------------------------
                                  $50,000,000

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund


Account Policies

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2005, the fee was paid at an annual rate, net of fee waivers, of 0.09% and 0.10% of average daily net assets of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, respectively. The


                                                               Account Policies

Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGER

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
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FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                 04/06 BNY-0086

                                    [GRAPHIC]

                                  BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006

                                    [GRAPHIC]






   MONEY FUND

   NEW YORK TAX EXEMPT MONEY FUND

   TREASURY
   MONEY FUND

   HAMILTON SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


ACCOUNT POLICIES

15  Daily NAV Calculation

15  Shareholder Servicing Plans

16  Wire Order Processing

16  Monthly Statements

16  Distributions and Tax Considerations

17  Purchasing and Redeeming Hamilton Shares

18  Abusive Trading

18  Investment Advisor

18  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: Hamilton Shares 05561M101

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: Hamilton Shares 05561M630

 TREASURY MONEY FUND

     CUSIP Number: Hamilton Shares 05561M705

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/05
------------------------------------------------------------------------
                           [CHART]

1996   1997   1998   1999   2000   2001   2002    2003   2004    2005
-----  -----  -----  -----  -----  -----  -----  -----  -----    -----
5.30   5.47   5.41   5.03   6.31   4.09    1.66   0.99   1.19    3.09


Best Quarter: Q3 '00 +1.62  Worst Quarter: Q1 '04 +0.21

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Hamilton Shares//    3.09     2.20       3.84

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.

             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee//                               0.07
             Servicing fee//                                0.05
             Other expenses//                               0.08
             Total annual operating expenses                0.20

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   20     64      113     255

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005, has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
                                                             2005       2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.031      0.012      0.010      0.016      0.040
Dividends:
  Dividends from net investment income                       (0.031)    (0.012)    (0.010)    (0.016)    (0.040)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      3.09       1.19       0.99       1.66       4.09

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       4,813,508  3,849,873  3,317,497  3,241,771  4,004,182
Ratio of expenses to average net assets                        0.20       0.21       0.23       0.23       0.23
Ratio of net investment income to average net assets           3.11       1.19       0.99       1.65       4.01

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/05/1/
-------------------------------------------------------
                                    [CHART]

 2003    2004     2005
------  ------   ------
 0.74    0.94     2.16

Best Quarter: Q4 '05 +0.66  Worst Quarter: Q3 '03 +0.14

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

Average annual total returns (%) as of 12/31/05*
------------------------------------------------

                                     Since
                        1 Year     Inception
------------------------------------------------
Hamilton Shares/1/       2.16        1.28

*Assumptions: All dividends and distributions reinvested
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load," you pay no shareholder fees or other out of pocket expenses.

Fee table (% of average net assets)
-----------------------------------------------------

                                             Hamilton
                                              Shares
-----------------------------------------------------

Shareholder Fees                               None
-----------------------------------------------------

Annual Operating Expenses (expenses that are
 deducted from fund assets)
-----------------------------------------------------
Management fee                                 0.10
Servicing fee                                  None
Other expenses                                 0.17
Total annual operating expenses                0.27
Fees waived/(a)/                               0.02
Net expenses                                   0.25

(a)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.25% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)
-----------------------------------------------

                1 Year 3 Years 5 Years 10 Years
-----------------------------------------------
Hamilton Shares   26     83      148     339

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.

--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 3/28/02.

BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005, has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                            Year Ended December 31,
                                                                       -------------------------------
                                                                        2005    2004     2003    2002/1/
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00    1.00     1.00    1.00
                                                                       ------  ------  -------  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.021   0.009    0.007   0.010
Dividends:
  Dividends from net investment income                                 (0.021) (0.009)  (0.007) (0.010)
                                                                       ------  ------  -------  ------
Net assets value at end of year                                          1.00    1.00     1.00    1.00
                                                                       ------  ------  -------  ------
Total investment return based on net asset value (%)/(b)/                2.16    0.94     0.74    0.98

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    66,810  72,687  130,911  48,714
Ratio of expenses (after reduction) to average net assets                0.25    0.25     0.25    0.25/2/
Ratio of expenses (before reduction) to average net assets               0.27    0.30     0.35    0.48/2/
Ratio of net investment income (after reduction) to average net assets   2.14    0.90     0.75    1.21/2/

1  Hamilton shares were first offered on 3/28/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/05/1/
--------------------------------------------------------------
                                    [CHART]

 1998    1999   2000    2001    2002    2003     2004    2005
------  ------ ------  ------  ------  -------  ------  ------
 5.25    4.79   6.09    3.94    1.54    0.91     1.07    2.90




Best Quarter: Q3 '00 +1.58  Worst Quarter: Q1 '04 +0.19

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                                           Since
                                        1 Year   5 Year  Inception
                   ------------------------------------------------
                   Hamilton Shares/1/    2.90     2.07     3.47

*  Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.

             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee//                               0.07
             Servicing fee//                                0.05
             Other expenses//                               0.09
             Total annual operating expenses                0.21

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   22     68      118     268

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31 2004, 2003, 2002 and 2001 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                    Year Ended December 31,
                                                          --------------------------------------------
                                                            2005     2004     2003     2002     2001
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.029    0.011    0.009    0.015    0.039
Dividends:
  Dividends from net investment income                     (0.029)  (0.011)  (0.009)  (0.015)  (0.039)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    2.90     1.07     0.91     1.54     3.94

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       474,418  441,619  296,892  288,414  202,303
Ratio of expenses to average net assets                      0.21     0.23     0.24     0.23     0.24
Ratio of net investment income to average net assets         2.88     1.12     0.91     1.51     4.02

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

ACCOUNT POLICIES


DAILY NAV CALCULATION

Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, and the New York Tax-Exempt Money Fund calculates its NAV at 4:30 p.m. Eastern time on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time for the Money Fund and Treasury Money Fund and noon Eastern time for the New York Tax-Exempt Money Fund), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the NYSE is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations) that invest in Hamilton Shares of the Money Fund and the Treasury Money Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Money Fund and the Treasury Money Fund, in turn, pay the institutions 0.05% (annualized) of the average daily NAV of their customers' Hamilton Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Hamilton Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

                                                               Account Policies

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Hamilton Shares of each Fund will be determined immediately before calculation of NAV each business day. Hamilton Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Hamilton Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions


                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                   investment income
                  Short-term capital gains  ordinary income

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

Account Policies

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING HAMILTON SHARES

                Minimum investment requirements
                -----------------------------------------------
                Initial investment
                -----------------------------------------------
                Money Fund and Treasury Money Fund: $10,000,000 New York Tax-Exempt Money Fund: $ 1,000,000

Money Fund and Treasury Money Fund accounts in Hamilton Shares opened on or before November 15, 2005 are subject to a $1,000,000 minimum. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent

                                                               Account Policies
each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2005, the fee was paid at an annual rate, net of fee waivers, of 0.09%, 0.10% and 0.09% average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton Tax Exempt Money Fund, respectively. The Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]       BNY
          HAMILTON
           FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                 04/06 BNY-0087

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006


                            [LOGO] BNY HAMILTON FUNDS







   MONEY FUND

   TREASURY
   MONEY FUND

   AGENCY SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 7  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

 9  Services Provided


ACCOUNT POLICIES

10  Daily NAV Calculation

10  Distributions and Tax Considerations

11  Purchasing and Redeeming Agency Shares

12  Abusive Trading

12  Investment Advisor

13  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M358

 TREASURY MONEY FUND

     CUSIP Number: 05561M325

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance figures are based on the performance of Premier Shares of the Fund (not offered by this prospectus). Performance of Agency Shares will differ from the performance of Premier Shares due to differences in charges and expenses. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/05/1/
----------------------------------------------------------------------
                                    [CHART]

1996   1997   1998   1999   2000   2001   2002   2003    2004    2005
-----  -----  -----  -----  -----  ----- -----   -----   -----   -----
5.03   5.19   5.14   4.77   6.04   3.83   1.40   0.74    0.93    2.83



Best Quarter: Q3 '00 +1.56  Worst Quarter: Q1 '04 +0.15

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Premier Shares/1/    2.83     1.94       3.57

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


              Fee table (% of average net assets)
              ---------------------------------------------------

                                                           Agency
                                                           Shares
              ---------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ---------------------------------------------------
              Management fee                                0.07
              Servicing fee                                 0.15
              Other expenses/(a)/                           0.07

              Total annual operating expenses               0.29

(a)Based on estimated amounts for the current fiscal year.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Agency Shares   30     93      163     368

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund had no outstanding Agency Shares for the fiscal period ended December 31, 2005, there are no financial highlights for Agency Shares.

BNY Hamilton Money Fund

--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 8/15/94.

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance figures are based on the performance of Premier Shares of the Fund (not offered by this prospectus). Performance of Agency Shares will differ from the performance of Premier Shares due to differences in charges and expenses. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
---------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003    2004     2005
-----  -----  -----  -----  -----  -----  ------   ------
4.99   4.54   5.82   3.68   1.29   0.66    0.82     2.64

Best Quarter: Q3 '00 +1.51  Worst Quarter: Q1 '04 +0.13

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Premier Shares/1/    2.64     1.81      3.22

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these Funds are "no-load," shareholders pay no fees or out of pocket expenses.

              Fee table (% of average net assets)
              ---------------------------------------------------

                                                           Agency
                                                           Shares
              ---------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ---------------------------------------------------
              Management fee                                0.07
              Servicing fee                                 0.15
              Other expenses/(a)/                           0.08

              Total annual operating expenses               0.30

(a)Based on estimated amounts for the current fiscal year.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Agency Shares   31     97      169     381

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund had no outstanding Agency Shares for the fiscal period ended December 31, 2005, there are no financial highlights for Agency Shares.
--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 4/1/97.

BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations) that invest in Agency Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and the Funds, in turn, pay the institutions 0.15% (annualized) of the average daily NAV of their customers' Agency Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Agency Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Agency Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the NYSE is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Agency Shares of each Fund will be determined immediately before calculation of NAV each business day. Agency Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Agency Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

Account Policies

                Type of Distribution          Federal Tax Status
                ------------------------------------------------
                Dividends from net investment  ordinary income
                income
                Short-term capital gains       ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor our own particular tax situation.

PURCHASING AND REDEEMING AGENCY SHARES

                         Minimum investment requirements
                         -------------------------------

                         Initial investment
                         -------------------------------
                             $5,000,000

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which,


                                                               Account Policies
as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums: You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2005, the fee was paid at an annual rate, net of fee waivers, of 0.09% and 0.10% of average daily net assets of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, respectively. The Funds' semi-annual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.


Account Policies

PORTFOLIO MANAGER

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY  HAMILTON FUNDS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219
                                                                 04/06 BNY-0084

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006

                            [LOGO] BNY HAMILTON FUNDS






   MONEY FUND

   NEW YORK TAX EXEMPT MONEY FUND

   TREASURY
   MONEY FUND

   PREMIER SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

15  Services Provided


ACCOUNT POLICIES

16  Daily NAV Calculation

16  Distributions and Tax Considerations

17  Purchasing and Redeeming Premier Shares

18  Abusive Trading

18  Investment Advisor

19  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: Premier Shares 05561M507

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: Premier Shares 05561M622

 TREASURY MONEY FUND

     CUSIP Number: Premier Shares 05561M804

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05
---------------------------------------------------------------------
                               [CHART]

1996   1997   1998   1999   2000   2001   2002   2003    2004    2005
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
5.03   5.19   5.14   4.77   6.04   3.83   1.40   0.74    0.93   2.83
Best Quarter: Q3 '00 +1.56  Worst Quarter: Q1 '04 +0.15

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

Average annual total returns (%) as of 12/31/05*
------------------------------------------------

                  1 Year    5 Years   10 Years
------------------------------------------------
Premier Shares     2.83      1.94       3.57

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.

Fee table (% of average net assets)
----------------------------------------------------

                                             Premier
                                             Shares
----------------------------------------------------
Shareholder Fees                              None

Annual Operating Expenses (expenses that are
 deducted from fund assets)
----------------------------------------------------
Management fee                                0.07
Servicing fee                                 0.30
Other expenses                                0.08
Total annual operating expenses               0.45

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)
----------------------------------------------

               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Premier Shares   46     144     252     567

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


--------------------------------------------------------------------------------

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002, and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
                                                             2005       2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.028      0.009      0.007      0.014      0.038
Dividends:
  Dividends from net investment income                       (0.028)    (0.009)    (0.007)    (0.014)    (0.038)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      2.83       0.93       0.74       1.40       3.83

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       2,052,334  2,072,615  1,892,653  2,242,856  1,813,475
Ratio of expenses to average net assets                        0.45       0.46       0.48       0.48       0.48
Ratio of net investment income to average net assets           2.79       0.92       0.74       1.39       3.69

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND


INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State and New York City personal income tax. (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.



                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance was varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------
                                    [CHART]

 2003     2004     2005
------   ------   ------
 0.49     0.69     1.91
Best Quarter: Q4 '05 +0.59  Worst Quarter: Q3 '03 +0.08

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                       Average annual returns (%) as of 12/31/05*
                       ------------------------------------------

                                                        Since
                                            1 Year    Inception
                       ------------------------------------------
                       Premier Shares/1/     1.91       1.03

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load," you pay no shareholders fees or other out of pocket expenses.

              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.25
              Other expenses                                0.16

              Total annual operating expenses               0.51
              Fees waived/(a)/                              0.01
              Net expenses                                  0.50

(a)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.50 based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   51     161     283     638

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.

--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 2/25/02.

BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                 Year Ended December 31,
                                                           ---------------------------------
                                                             2005     2004     2003    2002/1/
-----------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of year                          1.00     1.00     1.00    1.00
                                                           -------  -------  ------------------
Gain from investment operations:
  Net investment income/(a)/                                 0.019    0.007    0.005   0.009
Dividends:
  Dividends from net investment income                      (0.019)  (0.007)  (0.005) (0.009)
                                                           -------  -------  ------------------
Net asset value at end of year                                1.00     1.00     1.00    1.00
                                                           -------  -------  ------------------
Total investment return based on net asset value (%)/(b)/     1.91     0.69     0.49    0.88

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                        141,351  200,329  113,005  84,368
Ratio of expenses (after reduction) to average net assets     0.50     0.50     0.50    0.50/2/
Ratio of expenses (before reduction) to average net assets    0.51     0.54     0.60    0.77/2/
Ratio of net investment income to average net assets          1.85     0.74     0.48    1.01/2/

1  Premier Shares commenced operations on 2/25/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
--------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003    2004    2005
-----  -----  -----  -----  -----  -----  ------  ------
4.99   4.54   5.82   3.68   1.29   0.66    0.82    2.64
Best Quarter: Q3 '00 +1.51  Worst Quarter: Q1 '04 +0.13

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Premier Shares/1/    2.64     1.81      3.22

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.

              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee//                              0.07
              Servicing fee//                               0.30
              Other expenses                                0.09

              Total annual operating expenses               0.46

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   47     148     258     579

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Premier shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002, and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
                                                             2005       2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.026      0.008      0.007      0.013      0.036
Dividends:
  Dividends from net investment income                       (0.026)    (0.008)    (0.007)    (0.013)    (0.036)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      2.64       0.82       0.66       1.29       3.68

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,723,171  1,472,147  1,280,008  1,511,644  1,064,661
Ratio of expenses to average net assets                        0.46       0.48       0.49       0.48       0.49
Ratio of net investment income to average net assets           2.64       0.81       0.65       1.27       3.49

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations) that invest in Premier Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Money Fund and the Treasury Money Fund pay the institutions 0.30% (annualized) of the average daily NAV of their customers' Premier Shares, and the New York Tax-Exempt Money Fund pays 0.25% (annualized) of the average daily NAV of their customers' Premier Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of each Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION

Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, and the New York Tax-Exempt Money Fund calculates its NAV at 4:30 p.m. Eastern time on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time for the Money Fund and Treasury Money Fund and noon Eastern time for the New York Tax-Exempt Money Fund), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the NYSE is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Premier Shares of each Fund will be determined immediately before calculation of NAV each business day. Premier Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Premier Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be

Account Policies
cancelled and reinvested at the Fund's share price as of the day of cancellation.

                Type of Distribution          Federal Tax Status
                ------------------------------------------------
                Dividends from net investment  ordinary income
                income
                Short-term capital gains       ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor our own particular tax situation.

PURCHASING AND REDEEMING PREMIER SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                 Initial investment
                 ----------------------------------------------
                 Money Fund and Treasury Money Fund: $1,000,000
                 New York Tax-Exempt Money Fund:     $  500,000

Money Fund and Treasury Money Fund accounts in Premier Shares opened on or before November 15, 2005 are subject to a $500,000 minimum. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the


                                                               Account Policies

New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums: You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2005, the fee was paid at an annual rate, net of fee waivers, of 0.09%, 0.10% and 0.09% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively. The Funds' semiannual report to shareholders, covering the period


Account Policies
from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY  HAMILTON FUNDS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                 04/06 BNY-0088

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006


                                    [GRAPHIC]








   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY MONEY FUND

   CLASSIC SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

15  Services Provided


ACCOUNT POLICIES

16  Daily NAV Calculation

16  Distribution (12b-1) Plan

16  Opening an Account/Purchasing Shares

19  Making Exchanges/Redeeming Shares

20  Distributions and Tax Considerations

21  Abusive Trading

21  Investment Advisor

21  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: Classic Shares 05561M606

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: Classic Shares 05561M614

 TREASURY MONEY FUND

     CUSIP Number: Classic Shares 05561M747

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

================================================================================
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------------------
1996   1997   1998   1999   2000   2001   2002   2003   2004   2005
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
4.73   4.80   4.81   4.51   5.78   3.57   1.15   0.49   0.68   2.57


Best Quarter: Q3 '00 +1.49  Worst Quarter: Q1 '04 +0.09

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Classic Shares/1/    2.57     1.69       3.29

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.

                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee//                      0.07
                  Distribution (12b-1) fees             0.25
                  Servicing fee//                       0.30
                  Other expenses//                      0.08

                  Total annual operating expenses       0.70

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Classic Shares were first offered on 12/4/95.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002, and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
                                                             2005       2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.026      0.007      0.005      0.011      0.035
Dividends
  Dividends from net investment income                       (0.026)    (0.007)    (0.005)    (0.011)    (0.035)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      2.57       0.68       0.49       1.15       3.57

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,163,077  1,036,872  1,017,653  1,085,726  1,125,853
Ratio of expenses to average net assets                        0.70       0.71       0.73       0.73       0.73
Ratio of net investment income to average net assets           2.59       0.68       0.49       1.14       3.51

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the avail- ability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of its assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
-----------------------------------------------------------
                                            [CHART]


                    2003     2004    2005
                  ------   ------  ------
                    0.29     0.46    1.66
Best Quarter: Q4 '05  +0.53    Worst Quarter: Q3 '03  +0.06

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                       Average annual total returns
                       (%) as of 12/31/05*
                       ----------------------------------

                                                  Since
                                         1 Year Inception
                       ----------------------------------
                       Classic Shares/1/  1.66    0.80

*  Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load," you pay no shareholder fees or other out of pocket expenses.

                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.10
                  Distribution (12b-1 fees)             0.25
                  Servicing fee                         0.25
                  Other expense                         0.17
                  Total annual operating expenses       0.77
                  Fees waived/(a)/                      0.02

                  Net expenses                          0.75

(a)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.75% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment*($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   77     242     424     950

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.

--------------------------------------------------------------------------------
1 Classic Shares were first offered on 4/1/02.

BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                            Year Ended December 31,
                                                                       ------------------------------
                                                                        2005    2004    2003    2002/1/
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00    1.00    1.00    1.00
                                                                       ------  ------  ------  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.016   0.005   0.003   0.006
Dividends:
  Dividends from net investment income                                 (0.016) (0.005) (0.003) (0.006)
                                                                       ------  ------  ------  ------
Net asset value at end of year                                           1.00    1.00    1.00    1.00
                                                                       ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/                1.66    0.46    0.29    0.59

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    11,566  14,853   4,421   5,330
Ratio of expenses (after reduction) to average net assets                0.75    0.74    0.69    0.75/2/
Ratio of expenses (before reduction) to average net assets               0.77    0.77    0.79    0.96/2/
Ratio of net investment income (after reduction) to average net assets   1.61    0.63    0.29    0.68/2/

1  Classic Shares were first offered on 4/1/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------
                                    [CHART]


 2000      2001      2002      2003      2004     2005
-----     -----     -----    ------    ------   ------
 5.56      3.42      1.03      0.43      0.59     2.39
Best Quarter: Q3 '00 +1.45  Worst Quarter: Q1 '04 +0.07

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Years  Inception
                   ------------------------------------------------
                   Classic Shares/1/    2.39     1.56      2.43

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these Funds are "no-load," shareholders pay no fees or out of pocket expenses.

              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee//                              0.07
              Distribution (12b-1) fees                     0.25
              Servicing fee//                               0.30
              Other expenses//                              0.09

              Total annual operating expenses               0.71

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   73     227     395     883

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

================================================================================
1 Classic Shares were first offered on 4/30/99.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002, and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
                                                            2005     2004     2003     2002     2001
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.024    0.006    0.004    0.010    0.034
Dividends:
  Dividends from net investment income                     (0.024)  (0.006)  (0.004)  (0.010)  (0.034)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    2.39     0.59     0.43     1.03     3.42

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       356,438  297,459  353,307  288,290  289,014
Ratio of expenses to average net assets                      0.71     0.71     0.72     0.73     0.74
Ratio of net investment income to average net assets         2.41     0.57     0.42     1.03     3.33

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations) that invest in Classic Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Money Fund and the Treasury Money Fund pay the institutions 0.30% (annualized) of the average daily NAV of their customers' Classic Shares, and the New York Tax-Exempt Money Fund pays 0.25% (annualized) of the average daily NAV of their customers' Classic Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Classic Shares of each Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' other investment accounts in Classic Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, and the New York Tax-Exempt Money Fund calculates its NAV at 4:30 p.m. Eastern time on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time for the Money Fund and Treasury Money Fund and noon Eastern time for the New York Tax-Exempt Money Fund), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the NYSE is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12b-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of each of the Funds in this prospectus. The plans permit the Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

              Minimum investment requirements
              ---------------------------------------------------

                               Minimum       Minimum
                               initial     continuing     Minimum
              Account Type    investment   investments    balance
              ---------------------------------------------------
              IRA               $  250   $             25   N/A
              Regular Account   $2,000   $            100  $500
              Automatic
               Investment
               Program          $  500   $             50   N/A
              Government
               Direct Deposit             minimum $100;
               Program*         $  250   maximum $50,000

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc.
check payable directly to each fund you want to    to:
invest in.
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.

                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

                                                               Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Automatic Investment Program
--------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on            Once you are enrolled, investments are automatic.
how to enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
------------------------------------------------------------------------------------------------------------------

Phone
------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
------------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.                   Your instructions should include:
Your instructions should include:                  .your account number
.. your account number                              .names of the funds and number of shares or dollar amount
.. names of the funds and number of shares or        you want to exchange.
  dollar amount you want to exchange.              A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking institutions than what is on file.
                                                   .you have changed your account address within the last 10 days

Dealer
------------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you

                                                               Account Policies
are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Checkwriting privileges Checkwriting privileges are available by request to shareholders of these Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking instructions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of each Fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Classic Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


Account Policies

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING
Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. Each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2005, the fee was paid at an annual rate, net of fee waivers of 0.09%, 0.10% and 0.09% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively. The Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                04/06  BNY-0089

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006

                            [LOGO] BNY HAMILTON FUNDS






   MONEY FUND

   TREASURY
   MONEY FUND

   RETAIL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 7  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

 9  Services Provided


ACCOUNT POLICIES

10  Daily NAV Calculation

10  Distribution (12b-1) Plan

11  Opening an Account/Purchasing Shares

13  Making Exchanges/Redeeming Shares

14  Distributions and Tax Considerations

15  Abusive Trading

15  Investment Advisor

15  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M341

 TREASURY MONEY FUND

     CUSIP Number: 05561M317

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

================================================================================
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance figures are based on the performance of Classic Shares of the Fund (not offered by this prospectus). Performance of Retail Shares will be lower than the performance of Classic Shares due to differences in charges and expenses. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------------------
1996   1997   1998   1999   2000   2001   2002   2003   2004   2005
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
4.73   4.80   4.81   4.51   5.78   3.57   1.15   0.49   0.68   2.57


Best Quarter: Q3 '00 +1.49  Worst Quarter: Q1 '04 +0.09

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Classic Shares/1/    2.57     1.69       3.29

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return.

                  Fee table (% of average net assets)
                  -------------------------------------------

                                                       Retail
                                                       Shares
                  -------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  -------------------------------------------
                  Management fee                        0.07
                  Distribution (12b-1) fees             0.50
                  Servicing fee                         0.30
                  Other expenses/(a)/                   0.07

                  Total annual operating expenses       0.94

(a)Based on estimated amounts for the current fiscal year.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Retail Shares   96     300     520    1,155

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund had no outstanding Retail Shares during the fiscal period ended December 31, 2005, there are no financial highlights for Retail Shares.

--------------------------------------------------------------------------------
1 Classic Shares were first offered on 12/4/95.

BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance figures are based on the performance of Classic Shares of the Fund (not offered by this prospectus). Performance of Retail Shares will be lower than the performance of Classic Shares due to differences in charges and expenses. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------
                                          [CHART]


2000      2001      2002      2003      2004      2005
-----     -----     -----    ------    ------    ------
5.56      3.42      1.03      0.43      0.59      2.39


Best Quarter: Q3 '00 +1.45  Worst Quarter: Q1 '04 +0.07

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Years  Inception
                   ------------------------------------------------
                   Classic Shares/1/    2.39     1.56      2.43

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return.

              Fee table (% of average net assets)
              ---------------------------------------------------

                                                           Retail
                                                           Shares
              ---------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ---------------------------------------------------
              Management fee                                0.07
              Distribution (12b-1) fees                     0.50
              Servicing fee                                 0.30
              Other expenses/(a)/                           0.08

              Total annual operating expenses               0.95

(a)Based on estimated amounts for the current fiscal year.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000
                 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Retail Shares   97     303     525    1,166

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund had no outstanding Retail Shares during the fiscal period ended December 31, 2005, there are no financial highlights for Retail Shares.

================================================================================
1 Classic Shares were first offered on 4/30/99.

BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations) that invest in Retail Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and the funds, in turn, pay the institutions 0.30% (annualized) of the average daily NAV of their customers' Retail Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Retail Shares of each Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' other investment accounts in Retail Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other share holder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Retail Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the NYSE is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12b-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Retail Shares of each of the Funds in this prospectus. The plans permit the Funds to reimburse the Distributor for distribution expenses in an amount up to 0.50% of the annual average daily net assets of Retail Shares.

These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

              Minimum investment requirements
              ---------------------------------------------------

                               Minimum       Minimum
                               initial     continuing     Minimum
              Account Type    investment   investments    balance
              ---------------------------------------------------
              IRA               $  250   $             25   N/A
              Regular Account   $1,000   $            100  $500
              Automatic
               Investment
               Program          $  500   $             50   N/A
              Government
               Direct Deposit             minimum $100;
               Program*         $  250   maximum $50,000

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc.
check payable directly to each fund you want to    to:
invest in.
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.

                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

                                                               Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Automatic Investment Program
--------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on            Once you are enrolled, investments are automatic.
how to enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
------------------------------------------------------------------------------------------------------------------

Phone
------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
------------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.                   Your instructions should include:
Your instructions should include:                  .your account number
.. your account number                              .names of the funds and number of shares or dollar amount
.. names of the funds and number of shares or        you want to exchange.
  dollar amount you want to exchange.              A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking institutions than what is on file.
                                                   .you have changed your account address within the last 10 days

Dealer
------------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you

                                                               Account Policies
are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Checkwriting privileges Checkwriting privileges are available by request to shareholders of these Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking instructions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Retail Shares of each Fund will be determined immediately before calculation of NAV each business day. Retail Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Retail Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


Account Policies

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. Each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2005, the fee was paid at an annual rate, net of fee waivers of 0.09% an 0.10% of average daily net assets of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, respectively. The Funds' semi-annual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGER

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY  HAMILTON FUNDS

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                04/06  BNY-0085

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006


                                    [GRAPHIC]





   BNY HAMILTON
   INTERNATIONAL
   EQUITY CRT FUND

   BNY HAMILTON
   LARGE CAP GROWTH
   CRT FUND

   BNY HAMILTON
   SMALL CAP GROWTH
   CRT FUND

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton International Equity CRT Fund

10  BNY Hamilton Large Cap Growth CRT Fund

15  BNY Hamilton Small Cap Growth CRT Fund


ACCOUNT POLICIES

20  Daily NAV Calculation

20  Opening an Account/Purchasing Shares

23  Making Exchanges/Redeeming Shares

25  Distributions and Tax Considerations

25  Abusive Trading

26  Investment Advisor

26  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 INTERNATIONAL EQUITY CRT FUND

     CUSIP Number:
     Institutional Shares 05561M713

 LARGE CAP GROWTH CRT FUND

     CUSIP Number:
     Institutional Shares 05561M739

 SMALL CAP GROWTH CRT FUND

     CUSIP Number:
     Institutional Shares 05561M721



The Board of Directors of the BNY Hamilton Funds authorized the liquidation of the CRT Funds on 2/15/06. Effective 4/10/06, CRT shares are not available for purchase. The target date for full liquidation is on or about 5/19/06.

BNY HAMILTON

 INTERNATIONAL EQUITY CRT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2006, the MSCI EAFE Index included companies with market capitalizations of approximately $264 million to $237.5 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

                                     BNY Hamilton International Equity CRT Fund

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. To the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

CRT Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------
                                    [CHART]

  2000      2001     2002      2003     2004     2005
-------   -------   -------   ------   ------   ------
-17.80    -24.04    -16.68    36.62    15.80     11.79


Best Quarter: Q2 '03  +17.86    Worst Quarter: Q3 '02 -18.21

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

               Average annual total returns (%) as of 12/31/05*
               --------------------------------------------------

                                                          Since
               CRT Shares/1/              1 Year 5 Year Inception
               --------------------------------------------------
               Return Before Taxes        11.79   2.28    -1.38
               Return After Taxes on
                Distributions             10.70   1.86    -1.72
               Return After Taxes on
                Distributions and Sale of
                Fund Shares                7.67   1.69    -1.37
               MSCI EAFE Index (reflects
                no deduction for fees,
                expenses or taxes)/2/     13.54   4.55     1.17

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 CRT Shares commenced operations on 1/3/00, the first business day of the year. 2 The MSCI EAFE is an unmanaged index of stocks of companies in Europe,
  Australasia and the Far East.

                                     BNY Hamilton International Equity CRT Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return.

           Fee table (% of average net assets)
           ---------------------------------------------------------

                                                International Equity
                                                     CRT Shares
           ---------------------------------------------------------
           Shareholder Fees (fees paid directly
            from your investment)                       None
           Redemption Fee on shares held 60
            days or fewer (as a % of amount
            redeemed)*                                  2.00

           Annual Operating Expenses
            (expenses that are deducted from
            fund assets)
           ---------------------------------------------------------
           Management fee                               0.50
           Distribution (12b-1) fees                    None
           Other expenses                               1.93

           Total annual operating expenses              2.43

           Fees waived/(a)/                             1.21

           Net expenses                                 1.22

* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. Shares held for more than 60 calendar days are not subject to the redemption fee.
(a)The Advisor has contractually agreed to limit expenses of the Fund to 1.22% of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 years 5 Years 10 Years
                   ------------------------------------------
                   CRT Shares  124     518    1,069   2,575

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton International Equity CRT Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                             Year Ended December 31,
                                                                       -----------------------------------
CRT Shares                                                              2005   2004   2003   2002    2001
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    7.96   6.96   5.15    6.22    8.22
                                                                       -----  -----  -----  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.15   0.09   0.06    0.04    0.02
  Net realized and unrealized gain (loss) on investments                0.79   1.01   1.82   (1.08)  (2.00)
                                                                       -----  -----  -----  ------  ------
  Total gain (loss) from investment operations                          0.94   1.10   1.88   (1.04)  (1.98)
Dividends:
  Dividends from net investment income                                 (0.25) (0.10) (0.07)  (0.03)  (0.02)
                                                                       -----  -----  -----  ------  ------
Net asset value at end of year                                          8.65   7.96   6.96    5.15    6.22
                                                                       -----  -----  -----  ------  ------
Total investment return based on net asset value (%)/(b)/              11.79  15.80  36.62  (16.68) (24.04)

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    3,271  6,784  6,501   6,675   7,186
Ratio of expenses (after reduction) to average net assets               1.22   1.22   1.22    1.22    1.22
Ratio of expenses (before reduction) to average net assets              2.43   2.59   3.94    3.66    4.38
Ratio of net investment income (after reduction) to average net assets  1.80   1.26   1.07    0.63    0.29
Portfolio turnover rate                                                   17     25     90      37      48

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                     BNY Hamilton International Equity CRT Fund

BNY HAMILTON

 LARGE CAP GROWTH CRT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks ("equity securities") of domestic and foreign companies; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)

The Fund's portfolio generally includes large-capitalization stocks of 40 to 60 companies whose market capitalizations are $5 billion or more.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures) which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency

BNY Hamilton Large Cap Growth CRT Fund
exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns.

                                         BNY Hamilton Large Cap Growth CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

CRT Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------
                                    [CHART]

 2000      2001       2002        2003       2004      2005
------   -------     -------    -------    -------    ------
 0.87    -24.38      -22.85      23.42      5.20       3.75


Best Quarter: Q1 '00  +14.53    Worst Quarter: Q1 '01 -20.39

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Large Cap Growth Fund has changed from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The Advisor believes that the Russell 1000(R) Growth Index provides a more appropriate basis for comparison in light of the Fund's investment policies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

               Average annual total returns (%) as of 12/31/05*
               --------------------------------------------------

                                                          Since
               CRT Shares/1/              1 Year 5 Year Inception
               --------------------------------------------------
               Return Before Taxes         3.75  -4.73    -3.82
               Return After Taxes on
                Distributions              3.35  -5.05    -4.12
               Return After Taxes on
                Distributions and Sale
                of Fund Shares             2.43  -4.14    -3.37
               S&P 500(R) Index (reflects
                no deduction for fees,
                expenses or taxes)/2/      4.92   0.54    -1.14
               Russell 1000(R) Growth
                Index (reflects no
                deduction for fees,
                expenses or taxes)/3/      5.27  -3.58     6.73

*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
1 CRT Shares commenced operations on 1/3/00, the first business day of the year. 2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 The Russell 1000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 1000(R) Index with a greater than average growth orientation.

BNY Hamilton Large Cap Growth CRT Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.

             Fee table (% of average net assets)
             -----------------------------------------------------

                                                  Large Cap Growth
                                                     CRT Shares
             -----------------------------------------------------
             Shareholder Fees                           None

             Annual Operating Expenses (expenses
              that are deducted from fund assets)
             -----------------------------------------------------
             Management fee                             0.60
             Distribution (12b-1) fees                  None
             Other Expenses                             0.97
             Total annual operating expenses            1.57
             Fees waived/(a)/                           0.77
             Net expenses                               0.80

(a)The Advisor has contractually agreed to limit expenses of the Fund to .80% of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
                   ------------------------------------------

                   CRT Shares   82     340     705    1,732

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


                                         BNY Hamilton Large Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                              Year Ended December 31,
                                                                       -------------------------------------
CRT Shares                                                              2005   2004    2003    2002    2001
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    7.32    7.04    5.75    7.54   10.03
                                                                       -----  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.08    0.07    0.06    0.05    0.05
  Net realized and unrealized gain (loss) on investments                0.19    0.28    1.28   (1.79)  (2.50)
                                                                       -----  ------  ------  ------  ------
  Total gain (loss) from investment operations                          0.27    0.35    1.34   (1.74)  (2.45)
Dividends:
  Dividends from net investment income                                 (0.08)  (0.07)  (0.05)  (0.05)  (0.04)
                                                                       -----  ------  ------  ------  ------
Net asset value at end of year                                          7.51    7.32    7.04    5.75    7.54
                                                                       -----  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/               3.75    5.20   23.42  (22.85) (24.38)

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    6,168  13,792  14,027  15,333  17,514
Ratio of expenses (after reduction) to average net assets               0.80    0.80    0.80    0.80    0.80
Ratio of expenses (before reduction) to average net assets              1.57    1.54    1.47    1.71    2.11
Ratio of net investment income (after reduction) to average net assets  1.07    1.04    0.88    0.84    0.58
Portfolio turnover rate                                                   68      42      24      21      16

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Large Cap Growth CRT Fund

BNY HAMILTON

 SMALL CAP GROWTH CRT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. At March 31, 2006, the Russell 2000(R) Index included companies with market capitalizations of approximately $13 million to $5.41 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although the Fund intends to invest primarily in equity securities of U.S. issuers, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth.

                                         BNY Hamilton Small Cap Growth CRT Fund

Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
More Information about Risks of Investing in Small-Cap Companies and Growth Investing


Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Growth CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

CRT Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------
                                    [CHART]

2000    2001     2002     2003     2004     2005
-----  ------  -------   ------   ------   ------
9.53   -9.95   -22.72     38.01    5.85    -3.14


Best Quarter: Q1 '00 +24.40     Worst Quarter: Q3 '01 -19.12

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                Average annual total returns (%) as of 12/31/05*
                ------------------------------------------------

                                                         Since
                CRT Shares/1/            1 Year 5 Year Inception
                ------------------------------------------------
                Return Before Taxes      -3.14  -0.31     1.27
                Return After Taxes on
                 Distributions           -3.35  -0.35     1.17
                Return After Taxes on
                 Distributions and Sale
                 of Fund Shares          -1.76  -0.26     1.04
                Russell 2000(R) Index
                 (reflects no deduction
                 for fees, expenses or
                 taxes)/2/                4.56   8.23     6.26
                Russell 2000(R) Growth
                 Index (reflects no
                 deduction for fees,
                 expenses or taxes)/3/    4.14   2.28    -2.33

*Assumptions: All dividends and distributions reinvested.



--------------------------------------------------------------------------------
1 CRT Shares commenced operations on 1/3/00, the first business day of the year. 2 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.
3 The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.

                                         BNY Hamilton Small Cap Growth CRT Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.

             Fee table (% of average net assets)
             -----------------------------------------------------

                                                  Small Cap Growth
                                                     CRT Shares
             -----------------------------------------------------
             Shareholder Fees                           None

             Annual Operating Expenses (expenses
              that are deducted from fund assets)
             -----------------------------------------------------
             Management fee                             0.75
             Distribution (12b-1) fees                  None
             Other expenses                             1.37
             Total annual operating expenses            2.12
             Fees waived/expenses reimbursed/(a)/       1.16
             Net expenses                               0.96

(a)The Advisor has contractually agreed to limit expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than 0.96% of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
                   ------------------------------------------

                   CRT Shares   98     433     918    2,261

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Small Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                            Year Ended December 31,
                                                                     ------------------------------------
CRT Shares                                                            2005   2004    2003    2002    2001
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                 11.03   10.42    7.55    9.77  10.85
                                                                     -----  ------  ------  ------  -----
Gain (loss) from investment operations:
  Net investment loss/(a)/                                           (0.07)  (0.07)  (0.04)  (0.04) (0.02)
  Net realized and unrealized gain (loss) on investments             (0.27)   0.68    2.91   (2.18) (1.06)
                                                                     -----  ------  ------  ------  -----
  Total gain (loss) from investment operations                       (0.34)   0.61    2.87   (2.22) (1.08)
Distributions:
  Distributions from capital gains                                   (0.16)     --      --      --     --
                                                                     -----  ------  ------  ------  -----
Net asset value at end of year                                       10.53   11.03   10.42    7.55   9.77
                                                                     -----  ------  ------  ------  -----
Total investment return based on net asset value (%)/(b)/            (3.14)   5.85   38.01  (22.72) (9.95)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                  5,470  10,044  10,204   8,139  8,823
Ratio of expenses (after reduction) to average net assets             0.96    0.96    0.96    0.96   0.96
Ratio of expenses (before reduction) to average net assets            2.12    2.13    2.20    2.63   3.24
Ratio of net investment loss (after reduction) to average net assets (0.69)  (0.63)  (0.44)  (0.46) (0.22)
Portfolio turnover rate                                                 70      58      45      27     47

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                         BNY Hamilton Small Cap Growth CRT Fund

BNY HAMILTON

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange each day that the exchange is open. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Purchase orders received by the transfer agent or its designee before the close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Funds invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the Funds may change on days when you will be unable to purchase or redeem shares.

OPENING AN ACCOUNT/PURCHASING SHARES

                  Minimum investment requirements
                  -------------------------------------------

                                  Minimum   Minimum
                                  Initial  Continuing Minimum
                  Account Type    Investor   Shares   Balance
                  -------------------------------------------
                  Regular Account $10,000    $1,000   $1,000

Call 1-800-426-9363 for details.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc. to:
check payable directly to each fund you want to
invest in to:                                      BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785                            If possible, include a tear-off payment stub from one of your
For all enrollment forms, call 1-800-426-9363.     transaction confirmation or account statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check: Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions: The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Tax Deductions and Consequences: The four-tier tax system applied to the payout of a CRT to the income beneficiary has been referred to as a worst in/first out system. That is, to the extent that tier one items (dividends, taxable bond interest, and short-term gains) are received by the trust, that is considered the tax status of that portion of the payout. To the extent that the payout exceeds the amount of tier one items

                                                               Account Policies
received by the trust, the next portion of the payout is taxed at tier two levels (long-term capital gains rates) to the extent that the trust has realized long-term gains. Since CRTs retain the cost basis and holding period of the funding assets and many CRTs are funded with appreciated assets, there is frequently a reservoir of long-term gains inside trusts. On an accounting basis, income beneficiaries may find it desirable to have as much of their payout taxed as long-term gain rather than ordinary income. In cases where the payout exceeds the accumulated tier one and tier two distributions, distributions that are tier three (i.e. tax-exempt interest) would be next. It is not anticipated that the Funds will generate any tax-exempt interest. Finally, in cases where the payout exceeds the amount of the top three tiers, the remainder of the payout is deemed return of principal.


Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares of       .names of the funds and number of shares of dollar amount
  dollar amount you want to exchange.               you want to exchange.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking instructions than what is on file.
                                                   .you have changed your account address within the last
                                                    10 days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .percentage of your fixed account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

The BNY Hamilton Equity CRT Funds are available only to direct investments over $10,000 or to investors who have specific asset management relationships with the Advisor. Please contact your Bank of New York representative for detailed instructions and additional policies.

The Funds do not issue share certificates.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon

                                                               Account Policies
redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums: You may exchange shares between BNY Hamilton Equity CRT Funds, BNY Hamilton Money Fund--Premier Shares, BNY Hamilton Treasury Money Fund--Premier Shares, and the Institutional class of the Taxable and Tax-Exempt Fixed Income Funds provided you meet the minimum account balance requirement. Shares to be exchanged must have a value of at least $10,000. If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement.

To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one fund and a purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemptions that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Redemption Fee: The International Equity CRT Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading". Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the International Equity CRT Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the International Equity CRT Fund.


Account Policies

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Large Cap Growth CRT Fund declares and pays dividends quarterly. The International Equity CRT Fund and Small Cap Growth CRT Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gains distributions, if any, are paid annually. Distributions are automatically paid in cash. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in additional fund shares

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Federal Tax Status
            -------------------------------------------------------
            Dividends from net           ordinary income   (Tier 1)
            investment income
            Short-term capital gains     ordinary income   (Tier 1)
            Long-term capital gains      capital gains     (Tier 2)
            Dividends from net           not taxed         (Tier 3)
            investment income from tax-
            exempt source
            Return of Principal          not taxed         (Tier 4)

Distributions from the Funds are expected to be primarily capital gains. Capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

Income paid out by the Funds includes all dividend and interest income, which is fully taxable as income to the beneficiaries. Income will vary depending upon the investment performance and yield of the Funds.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified.


                                                               Account Policies

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts. In addition to the Funds' policies with respect to frequent purchases and redemptions described here, the International Equity CRT Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. See "Making Exchanges/Redeeming Shares--Redemption Fee" above.

INVESTMENT ADVISOR

The Bank of New York, located at One Wall Street, New York, NY 10286, is the advisor of the Funds. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2005.

            Fund                                            Fee
                                                         as a % of
                                                       average daily
                                                        net assets
                                                        (net of fee
                                                         waivers)
            --------------------------------------------------------
            BNY Hamilton International Equity CRT Fund     0.00
            BNY Hamilton Large Cap Growth CRT Fund         0.00
            BNY Hamilton Small Cap Growth CRT Fund         0.00

The Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.

BNY Hamilton International Equity CRT Fund is managed by the Advisor's Index Fund Management Division. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Zyla, a Managing Director of the Advisor, has supervised the Index Fund Management Division since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig


Account Policies

Group. He joined Axe Houghton in May 1988. Ms. Krisko is a Senior Portfolio Manager in the Index Fund Management Division. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management division in 1999, Mr. McCormack was a relationship manager in the Advisor's Master Trust/Master Custody division, specializing in working with foundations and endowments and other not-for-profit organizations. Mr. McCormack joined the Advisor in 1987. Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000. Prior to joining the Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.

BNY Hamilton Large Cap Growth CRT Fund is managed by Charles Goodfellow. Mr. Goodfellow is senior portfolio manager of the Fund and a Managing Director of the Advisor. He has managed the Fund since its inception in 2000 and has been managing common trust funds since he joined the Advisor in 1989.

BNY Hamilton Small Cap Growth CRT Fund is managed by Arthur Weise, a Senior Portfolio Manager of the Advisor since 2005. Mr. Weise has managed the Fund since 2006. Before joining the Advisor, Mr. Weise worked at Trainer Wortham & Co., where he was Director of Research and the Consumer/Services analyst. Prior to joining Trainer Wortham in 2000, he was a senior analyst covering emerging growth and business service companies at UBS and Dillon Read & Co, where he began his career in 1993.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.
YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                04/06  BNY-0121

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------

                                                                 April 28, 2006

================================================================================

                                                                         Equity
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                              Class A Shares and Class C Shares
                                                      International Equity Fund
                                                          Large Cap Equity Fund
                                                          Large Cap Growth Fund
                                                           Large Cap Value Fund
                                                          Multi-Cap Equity Fund
                                                     Small Cap Core Equity Fund
                                                          Small Cap Growth Fund

                                                                Investor Shares
                                                             S&P 500 Index Fund

             As with all mutual funds, the Securities and
             Exchange Commission has not approved or
             disapproved these securities or said whether
             the information in this prospectus is
             adequate and accurate. Anyone who indicates
             otherwise is committing a crime.              [LOGO]


ABOUT THE FUNDS

 5  BNY Hamilton International Equity Fund

10  BNY Hamilton Large Cap Equity Fund

16  BNY Hamilton Large Cap Growth Fund

21  BNY Hamilton Large Cap Value Fund

26  BNY Hamilton Multi-Cap Equity Fund

32  BNY Hamilton S&P 500 Index Fund

36  BNY Hamilton Small Cap Core Equity Fund

40  BNY Hamilton Small Cap Growth Fund


ACCOUNT POLICIES

45  Daily NAV Calculation

45  Selecting a Class

46  Distribution Arrangements/Sales Charges

49  Opening an Account/Purchasing Shares

50  Making Exchanges/Redeeming Shares

52  Distributions and Tax Considerations

52  Abusive Trading

53  Investment Advisor

54  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 INTERNATIONAL EQUITY FUND

     CUSIP Numbers:
     Class A Shares 05561M838
     Class C Shares 05561M473

 LARGE CAP EQUITY FUND

     CUSIP Numbers:
     Class A Shares 05561M408
     Class C Shares 05561M531

 LARGE CAP GROWTH FUND

     CUSIP Numbers:
     Class A Shares 05561M879
     Class C Shares 05561M515

 LARGE CAP VALUE FUND

     CUSIP Numbers:
     Class A Shares 05561M697
     Class C Shares 05561M523

 MULTI-CAP EQUITY FUND

     CUSIP Numbers:
     Class A Shares 05561M564
     Class C Shares 05561M499

 S&P 500 INDEX FUND

     CUSIP Number: Investor Shares 05561M655

 SMALL CAP CORE EQUITY FUND

     CUSIP Numbers:
     Class A Shares 05561M390
     Class C Shares 05561M382

 SMALL CAP GROWTH FUND

     CUSIP Numbers:
     Class A Shares 05561M853
     Class C Shares 05561M481

BNY HAMILTON

 INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2006, the MSCI EAFE Index included companies with market capitalizations of approximately $264 million to $237.5 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

                                         BNY Hamilton International Equity Fund

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. And to the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------------------
                                    [CHART]

 1998     1999     2000     2001     2002     2003    2004    2005
------   ------  -------  -------  -------  -------  ------  -----
20.61%   43.00%  -24.19%  -25.12%  -21.36%   34.85%  15.61%  12.81%

Best Quarter: Q4 '99 +29.49%  Worst Quarter: Q3 '02 -18.91%

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                                           Since
                                          1 Year 5 Years Inception
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             6.88   -0.38    3.64
              Class A Shares Return After
               Taxes on Distributions/1/   6.43   -0.57    3.24
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  4.47   -0.44    3.02
              MSCI EAFE Index (reflects
               no deduction for fees,
               expenses or taxes)/2,3/    14.02    4.94    6.52

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Class A Shares (formerly, Investor Shares) were first offered on 5/1/97. From
  4/1/97 through 4/30/97, performance is based on the Fund's Institutional
  Shares.
2 Average annual return since 4/1/97.
3 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

                                         BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load)
           imposed on reinvested dividends       None       None
          Redemption Fee on shares held 60
           days or fewer (as a % of amount
           redeemed)*                            2.00       2.00

          Annual Operating Expenses
           (expenses that are deducted from
           fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.35       0.35

          Total annual operating expenses        1.10       1.85

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. Shares held for more than 60 calendar days are not subject to the redemption fee.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  631     856    1,099   1,795
                 Class C shares
                  (assuming
                  redemption)    288     582    1,001   2,169
                 Class C Shares
                  (assuming no
                  redemption)    188     582    1,001   2,169

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                                 Class A Shares
                                                                      -----------------------------------
                                                                            Year Ended December 31,
                                                                      -----------------------------------
                                                                       2005   2004   2003   2002    2001
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                  11.19   9.77   7.29    9.27   12.38
                                                                      -----  -----  -----  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                                    0.17   0.13   0.08    0.03   (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                               1.26   1.39   2.46   (2.01)  (3.10)
                                                                      -----  -----  -----  ------  ------
  Total gain (loss) from investment operations                         1.43   1.52   2.54   (1.98)  (3.11)
Dividends:
  Dividends from net investment income                                (0.15) (0.10) (0.06)     --      --
                                                                      -----  -----  -----  ------  ------
Net asset value at end of year                                        12.47  11.19   9.77    7.29    9.27
                                                                      -----  -----  -----  ------  ------
Total investment return based on net asset value (%)/(b)/             12.81  15.61  34.85  (21.36) (25.12)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                   4,431  4,384  6,260   5,081   5,350
Ratio of expenses to average net assets                                1.10   1.35   1.56    1.69    1.52
Ratio of net investment income (loss) to average net assets            1.49   1.25   1.01    0.37   (0.09)
Portfolio turnover rate                                                  11     31    101     307     169

1  There were no Class C Shares outstanding during the periods presented.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                         BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in large, established companies with proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that appear to offer the following:

.. Potential for above average earnings and revenue growth

.. Sustainable competitive advantage

.. Strong or improving financial condition

.. Earnings power that is either unrecognized or underestimated

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could

BNY Hamilton Large Cap Equity Fund
limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05
-----------------------------------------------------------------------------
                               [CHART]

 1996    1997    1998    1999   2000    2001     2002     2003   2004    2005
------  ------  ------  ------  -----  -------  -------  ------  -----  -----
19.58%  25.85%  12.82%  14.27%  6.26%  -15.01%  -18.25%  21.82%  9.11%  6.25%


Best Quarter: Q4 '99 +13.70%  Worst Quarter: Q3 '02 -13.05%

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After- tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

             Average annual total returns (%) as of 12/31/05*
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Class A Shares Return
              Before Taxes                  0.67   -1.45    6.72
             Class A Shares Return After
              Taxes on Distributions       -0.41   -2.28    4.82
             Class A Shares Return After
              Taxes on Distributions
              and Sale of Fund Shares       1.11   -1.65    4.91
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/1/         4.92    0.54    9.07

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load)
           imposed on reinvested dividends       None       None

          Annual Operating Expenses
           (expenses that are deducted from
           fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.19       0.19

          Total annual operating expenses        1.04       1.79

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  625     839    1,069   1,729
                 Class C Shares
                  (assuming
                  redemption)    282     563      970   2,105
                 Class C Shares
                  (assuming no
                  redemption)    182     563      970   2,105

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                             BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                      Class A Shares
                                                          --------------------------------------
                                                                  Year Ended December 31,
                                                          --------------------------------------
                                                           2005    2004    2003    2002    2001
-------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     13.22   12.33   10.31   12.90   15.73
                                                          ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                0.10    0.25    0.23    0.25    0.26
  Net realized and unrealized gain (loss) on investments    0.73    0.86    1.99   (2.58)  (2.60)
                                                          ------  ------  ------  ------  ------
  Total gain (loss) from investment operations              0.83    1.11    2.22   (2.33)  (2.34)
Dividends and distributions:
  Dividends from net investment income                     (0.15)  (0.22)  (0.20)  (0.23)  (0.25)
  Distributions from capital gains                         (0.55)     --      --   (0.03)  (0.24)
                                                          ------  ------  ------  ------  ------
  Total dividends and distributions                        (0.70)  (0.22)  (0.20)  (0.26)  (0.49)
                                                          ------  ------  ------  ------  ------
Net asset value at end of year                             13.35   13.22   12.33   10.31   12.90
                                                          ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/   6.25    9.11   21.82  (18.25) (15.01)

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       28,980  33,720  33,501  29,462  27,363
Ratio of expenses to average net assets                     1.04    1.10    1.16    1.15    1.12
Ratio of net investment income to average net assets        0.75    1.99    2.12    2.16    1.90
Portfolio turnover rate                                       52      40      24      29      41

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Equity Fund

                                                                Class C Shares
                                                      -------------------------------
                                                       For the Period   For the Period
                                                           Ended         June 9, 2004*
                                                      June 12, 2005***      through
                                                        (Unaudited)    December 31, 2004
----------------------------------------------------------------------------------------

Per Share Data:
----------------------------------------------------------------------------------------
Net asset value at beginning of period                     $13.22           $12.52
                                                      ---------------- -----------------
Gain from investment operations
  Net investment income/(a)/                                 0.01             0.10
  Net realized and unrealized gain on investments            0.18             0.68
                                                      ---------------- -----------------
  Total from investment operations                           0.19             0.78
                                                      ---------------- -----------------
Dividends
  Dividends from net investment income                      (0.01)           (0.08)
                                                      ---------------- -----------------
Net asset value at end of period                           $13.40           $13.22
                                                      ---------------- -----------------

Total Return:
----------------------------------------------------------------------------------------
Total investment return based on net asset value/(b)/        1.42%            7.05%

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $   27           $   27
Ratio to average net assets of:
  Expenses                                                   1.79%**          1.82%**
  Net investment income                                      0.15%**          1.38%**
Portfolio turnover rate                                        27%              40%

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                             BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)

The Fund's portfolio generally includes large-capitalization stocks of 40 to 80 companies whose market capitalizations are $5 billion or more.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in large-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

BNY Hamilton Large Cap Growth Fund

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05
-------------------------------------------------------------------------------
                                     [CHART]

 1996    1997    1998    1999     2000    2001    2002     2003   2004    2005
 ----    ----    ----    ----     ----    ----    ----     ----   ----    ----
24.17%  31.01%  23.36%  36.83%  -2.14%  -24.63%  -23.45%  22.72%  3.31%  -0.13%


Best Quarter: Q4 '99 +24.37%  Worst Quarter: Q1 '01 -19.89%

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Large Cap Growth Fund has changed from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The Advisor believes that the Russell 1000(R) Growth Index provides a more appropriate basis for comparison in light of the Fund's investment policies. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ---------------------------------------------------

                                          1 Year 5 Years 10 Years
              ---------------------------------------------------
              Class A Shares Return
               Before Taxes/1/            -5.37   -7.10    6.40
              Class A Shares Return After
               Taxes on Distributions/1/  -8.40   -7.95    4.89
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  0.21   -5.97    5.26
              S&P 500(R) Index (reflects
               no deduction for fees,
               expenses or taxes)/2/       4.92    0.54    9.07
              Russell 1000(R) Growth
               Index (reflects no
               deduction for fees,
               expenses or taxes)/3/       5.27   -3.58    6.73

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 The Russell 1000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.

BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load)
           imposed on reinvested dividends       None       None

          Annual Operating Expenses
           (expenses that are deducted from
           fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.23       0.23

          Total annual operating expenses        1.08       1.83

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  629     850    1,089   1,773
                 Class C Shares
                  (assuming
                  redemption)    286     576      990   2,148
                 Class C Shares
                  (assuming no
                  redemption)    186     576      990   2,148

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                             BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                        Class A Shares
                                                            --------------------------------------
                                                                    Year Ended December 31,
                                                            --------------------------------------
                                                             2005   2004     2003    2002    2001
---------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         9.52    9.43    7.72    10.13   13.78
                                                            -----  ------  ------   ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                         (0.01)   0.06    0.04     0.04    0.03
  Net realized and unrealized gain (loss) on investments    (0.01)   0.24    1.71    (2.41)  (3.41)
                                                            -----  ------  ------   ------  ------
  Total gain (loss) from investment operations              (0.02)   0.30    1.75    (2.37)  (3.38)
Dividends and distributions:
  Dividends from net investment income                         --   (0.06)  (0.04)   (0.04)  (0.03)
  Distributions from capital gains                          (1.85)  (0.15)     --       --   (0.24)
                                                            -----  ------  ------   ------  ------
  Total dividends and distributions                         (1.85)  (0.21)  (0.04)   (0.04)  (0.27)
                                                            -----  ------  ------   ------  ------
Net asset value at end of year                               7.65    9.52    9.43     7.72   10.13
                                                            -----  ------  ------   ------  ------
Total investment return based on net asset value (%)/(b)/   (0.13)   3.31   22.72// (23.45) (24.63)

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         8,126  10,758  17,988   16,473  17,576
Ratio of expenses to average net assets                      1.08    1.11    1.15     1.15    1.13
Ratio of net investment income (loss) to average net assets (0.06)   0.60    0.51     0.47    0.24
Portfolio turnover rate                                       101      90      20       18      14

1  There were no Class C Shares outstanding during the periods presented.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund's Advisor's strategy is to use a top-down value-oriented approach to choosing stocks. The Advisor identifies large capitalization stocks that are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Advisor uses when analyzing individual issuers include:

.. relative earnings growth

.. profitability trends

.. relatively low price-to-earnings and price-to-book ratios

.. issuers' financial strength

.. valuation analysis and strength of management

.. risk-adjusted growth combined with dividend yield

The Advisor uses this selection analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Advisor in selecting securities include:

.. near-term catalysts, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

.. a management team committed to its shareholders' interests

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or

                                              BNY Hamilton Large Cap Value Fund
medium-capitalization stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Investors are often attracted to small companies for their specialization and innovation.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05/1/
----------------------------------------------------------
                                    [CHART]

     2003   2004    2005
    ------  -----  -----
    28.43%  9.22%  8.45%

Best Quarter: Q4 '03 +13.37%  Worst Quarter: Q1 '03 -1.59%

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

             Average annual total returns (%) as of 12/31/05*
             ------------------------------------------------------

                                                            Since
                                                   1 Year Inception
             ------------------------------------------------------
             Class A Shares Return Before Taxes/1/  2.75    6.52
             Class A Shares Return After Taxes on
              Distributions/1/                      1.85    5.98
             Class A Shares Return After Taxes on
              Distributions and Sale of Fund
              Shares/1/                             2.38    5.35
             S&P 500(R) Index (reflects no
              deduction for fees, expenses or
              taxes)/2,3/                           4.92    6.35

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Class A (formerly Investor) Shares were first offered on 5/21/02.
2 Average annual return since 6/1/02.
3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                              BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.21       0.21

          Total annual operating expenses        1.06       1.81

          Fees waived/(c)/                       0.01       0.01

          Net expenses                           1.05       1.80

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
(c)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares to 1.05% and 1.80%, respectively, of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  626     843    1,077   1,749
                 Class C Shares
                  (assuming
                  redemption)    283     567      978   2,125
                 Class C Shares
                  (assuming no
                  redemption)    183     567      978   2,125

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                                        For the Period
                                                                   Class A Shares       October 7, 2002
                                                                ----------------------      through
                                                                Year Ended December 31,  December 31,
                                                                ----------------------      2002/2/
                                                                 2005    2004    2003   ---------------
----------------------------------------------------------------------------------------

Per Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          10.81   10.03    7.88         9.09
                                                                ------  ------  ------  ---------------
Gain (loss) from investment operations:
  Net investment income/(a)/                                     0.15    0.15    0.09         0.04
  Net realized and unrealized gain (loss) on investments         0.76    0.77    2.14        (1.22)
                                                                ------  ------  ------  ---------------
  Total gain (loss) from investment operations                   0.91    0.92    2.23        (1.18)
Dividends:
  Dividends from net investment income                          (0.14)  (0.14)  (0.08)       (0.03)
  Distributions from capital gains                              (0.34)     --      --           --
                                                                ------  ------  ------  ---------------
  Total dividends and distributions                             (0.48)  (0.14)  (0.08)       (0.03)
                                                                ------  ------  ------  ---------------
Net asset value at end of year                                  11.24   10.81   10.03         7.88
                                                                ------  ------  ------  ---------------
Total investment return based on net asset value (%)/(b)/        8.45    9.22   28.43       (12.98)

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net asset, end of year ($ x 1,000)                              1,015     860     667          161
Ratio of expenses (after reduction) to average net assets        1.05    1.05    1.05         1.05/3/
Ratio of expenses (before reduction) to average net assets       1.06    1.17    1.34         1.50/3/
Ratio of net investment income (after reduction) to average net
 assets                                                          1.33    1.42    0.99         0.82/3/
Portfolio turnover rate                                            43      37      12           10/3/

1  There were no Class C Shares outstanding during the periods presented.
2  Class A Shares were first offered on 5/21/02.
3  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                              BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500(R) Index ("S&P 500(R) Index").

In addition to seeking capital growth, the Fund seeks to achieve growth of income by investing in securities currently paying dividends. The Fund may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500(R) Index will be represented in the Fund's portfolio. The portfolio manager will consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

BNY Hamilton Multi-Cap Equity Fund

Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small- and medium-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small- and medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Fund invests in small- and medium-capitalization stocks, it will be exposed to these risks.

While the emphasis of the Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                             BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods on and after December 10, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The GW&K Equity Fund and the Partnership were managed by GW&K with investment objectives, policies and strategies materially equivalent to those employed by GW&K in managing the Fund. The Fund succeeded to the prior performance of the GW&K Equity Fund on October 7, 2002, when the reorganization of the GW&K Equity Fund into the Fund was consummated.

While, as sub-advisor to the Fund, GW&K employs investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the GW&K Equity Fund and the Partnership, in managing the Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Fund (and were incurred by the GW&K Equity Fund) that were not incurred by the Partnership.

This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and patterns of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarter suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns (%)
as of 12/31/05
-----------------------------------------------------------

 [CHART]

1996    1997    1998    1999    2000
2001     2002     2003    2004   2005
------  ------  ------  ------  ------
-------  -------  ------  ------  -----
15.96%  25.51%  17.68%  31.29%  12.83%
-19.62%  -27.55%  31.50%  11.72%  7.59%

Best Quarter: Q4 '99 +24.53%  Worst Quarter: Q3 '02 -21.54%


BNY Hamilton Multi-Cap Equity Fund

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with average annual returns for the S&P 500(R) Index, the Russell 2000(R) Index and the Russell 3000(R) Index. Effective July 5, 2005, the benchmark index for the Multi-Cap Equity Fund has changed from the S&P 500(R) Index and the Russell 2000(R) Index to the Russell 3000(R) Index. The Advisor believes that the Russell 3000(R) Index provides a more appropriate basis for comparison in light of the Fund's investment policies. Average annual returns for the S&P 500(R) Index, the Russell 2000(R) Index and the Russell 3000 Index, do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not an indication of future performance.

            Average annual total returns as of 12/31/05(%)*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Class A Shares Return Before
             Taxes                           1.94   -2.70    8.26
            Class A Shares Return After
             Taxes on Distributions          1.71   -2.93    7.61
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares         1.26   -2.38    7.06
            S&P 500(R) Index (reflects no
             deduction for fees,
             expenses or taxes)/1/           4.92    0.54    9.07
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/2/           4.56    8.23    9.26
            Russell 3000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/3/           6.14    1.58    9.20

*Assumptions: All dividends and distributions are reinvested.

--------------------------------------------------------------------------------
1 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
2 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.
3 The Russell 3000(R) Index is an unmanaged index which represents the 3,000 largest U.S. companies.

                                             BNY Hamilton Multi-Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load)
           imposed on reinvested dividends       None       None

          Annual Operating Expenses
           (expenses that are deducted from
           fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses                         0.28       0.28

          Total annual operating expenses        1.28       2.03

          Fees waived/(c)/                       0.03       0.03

          Net expenses                           1.25       2.00

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
(c)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.25% and 2.00%, respectively, of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  646     904    1,185   1,984
                 Class C Shares
                  (assuming
                  redemption)    303     631    1,087   2,354
                 Class C Shares
                  (assuming no
                  redemption)    203     631    1,087   2,354

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to October 7, 2002, the Fund's predecessor operated as a series of a different investment company. The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, the period ended December 31, 2002 and the year ended September 30, 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements are included in the annual reports, which are available upon request. The information for the year ended September 30, 2001 was audited by other auditors whose report was unqualified.

                                                                                     Period
                                                                                   October 7,
                                                                                      2002
                                                                Year Ended          Through      Year Ended
                                                               December 31,       December 31, September 30,*
Class A Shares/2/                                          2005    2004    2003       2002      2002    2001
-----------------------------------------------------------------------------------            ---------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     14.24   12.81    9.77       8.59     12.29   21.22
                                                          ------  ------  ------  ------------ ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                         0.10    0.07    0.04         --/3/  (0.01)  (0.01)
  Net realized and unrealized gain (loss) on
   investments                                              0.98    1.43    3.04       1.18      3.32   (6.65)
                                                          ------  ------  ------  ------------ ------  ------
  Total gain (loss) from investment operations              1.08    1.50    3.08       1.18     (3.33)  (6.66)
Dividends and distributions:
  Dividends from net investment income                     (0.10)  (0.07)  (0.04)        --/3/     --      --
  Distributions from net realized gains                       --      --      --         --        --   (2.27)
                                                          ------  ------  ------  ------------ ------  ------
  Total dividends and distributions                        (0.10)  (0.07)  (0.04)        --        --   (2.27)
                                                          ------  ------  ------  ------------ ------  ------
Net asset value at end of period                           15.22   14.24   12.81       9.77      8.96   12.29
                                                          ------  ------  ------  ------------ ------  ------
Total investment return based on net asset value (%)/(b)/   7.59   11.72   31.50      13.78/4/ (27.10) (33.91)

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ x 1,000)                   67,283  60,274  54,933     46,978    45,178  75,309
Ratio of net expenses to average net assets                 1.25    1.25    1.25       1.25/5/   1.25    1.25
Ratio of expenses (before reduction) to average net
 assets                                                     1.28    1.45    1.55       1.50/5/   1.64    1.39
Ratio of net investment income (loss) to average net
 assets                                                     0.70    0.50    0.32       0.09/5/   0.04   (0.04)
Portfolio turnover rate                                       10      22      24          9        29      25

1  There were no Class C Shares outstanding during the periods presented.
2  Class A shares (formerly, Investor Shares) were first offered on 10/7/02.
3  Less than $0.01 per share.
4  Not annualized.
5  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
* Effective October 7, 2002, the Fund changed its fiscal year end from September 30 to December 31.

                                             BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 S&P 500 INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)").

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its assets in stocks that comprise the S&P 500(R). As of March 31, 2006, the S&P 500(R) included companies with market capitalizations of approximately $490 million to $378.7 billion. The Advisor uses a full replication approach, in which all stocks in the S&P 500(R) are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks included in the S&P 500(R) could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

           Investor Shares annual total returns
           (%) as of 12/31/05
           ----------------------------------------------------------
                                               [CHART]

                2003    2004     2005
               ------  ------   ------
               27.90%  10.20%   4.29%


           Best Quarter: Q2 '03 +15.07%  Worst Quarter: Q1 '03 -3.18%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

            Average annual total returns (%) as of 12/31/05*
            -------------------------------------------------------

                                                            Since
                                                   1 Year Inception
            -------------------------------------------------------
            Investor Shares Return Before Taxes/1/  4.29    13.40
            Investor Shares Return After Taxes on
             Distributions/1/                       2.88    12.60
            Investor Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares/1/                              4.10    11.34
            S&P 500(R) Index (reflects no
             deduction for fees, expenses or
             taxes)/2,3/                            4.92    11.61

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Investor Shares were first offered on 7/25/02.
2 Average annual total return since 8/1/02.
3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                                BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.

                 Fee table (% of average net assets)
                 ----------------------------------------------

                                                       Investor
                                                        Shares
                 ----------------------------------------------
                 Shareholder Fees                        None

                 Annual Operating Expenses (expenses
                  that are deducted from fund assets)
                 ----------------------------------------------
                 Management fee                          0.25
                 Distribution and Service (12b-1) fees   0.25
                 Other expenses/(a)/                     0.26

                 Total annual operating expenses         0.76

                 Fees waived/(b)/                        0.16

                 Net expenses                            0.60

(a)Restated to reflect current administration fees.
(b)The Advisor has contractually agreed to limit the Fund's operating expenses for Investor Shares to 0.60% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 Investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   61     210     390     911

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                              Investor Shares
                                                                       --------------------------
                                                                          Year Ended December 31,
                                                                       --------------------------
                                                                        2005   2004   2003  2002/1/
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  8.26   7.60   6.00   5.76
                                                                       -----  -----  -----  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.10   0.12   0.08   0.04
  Net realized and unrealized gain on investments and futures           0.26   0.65   1.59   0.24
                                                                       -----  -----  -----  ------
  Total gain from investment operations                                 0.36   0.77   1.67   0.28
Dividends:
  Dividends from net investment income                                 (0.10) (0.11) (0.07) (0.04)
  Distributions from capital gains                                     (0.54)    --     --     --
                                                                       -----  -----  -----  ------
  Total dividends and distributions                                    (0.64) (0.11) (0.07) (0.04)
                                                                       -----  -----  -----  ------
Net asset value at end of year                                          7.98   8.26   7.60   6.00
                                                                       -----  -----  -----  ------
Total investment return based on net asset value (%)/(b)/               4.29  10.20  27.90   4.82

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      871  1,265    692     30
Ratio of expenses (after reduction) to average net assets               0.60   0.60   0.60   0.60/2/
Ratio of expenses (before reduction) to average net assets              0.76   0.89   1.06   1.14/2/
Ratio of net investment income (after reduction) to average net assets  1.26   1.49   1.17   1.34/2/
Portfolio turnover rate                                                   49     17     40     32/2/

1  Investor Shares were first offered on 7/25/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 SMALL CAP CORE EQUITY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies.

PRINCIPAL INVESTMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. The Fund considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range used by the Russell 2000(R) Index to determine its components. As of March 31, 2006, the Russell 2000(R) Index included companies with market capitalizations of approximately $13 million to $5.41 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.

The Fund's portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper range used by the Russell 2000 Index. The Fund will not invest its assets in a set percentage of value or growth stocks.

Although most of the Fund's investments are expected to be domestic, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowing for investment purposes. (The Fund will provide its shareholders with at least 60-days' prior notice of any change in this non-fundamental "80%" policy). As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Because the prices of the small company stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole. Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other or other types of stocks.

Investing in small company stocks generally involves greater risks than investing in the stocks of large

BNY Hamilton Small Cap Core Equity Fund
companies. Small companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, small companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The Fund commenced operations on March 2, 2005. Since the Fund has less than one calendar year of performance, performance for the Fund is not included in this part of the prospectus.

--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies


Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's web site.

                                        BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from Fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses                         0.47       0.40

          Total annual operating expenses        1.47       2.15
          Fees waived/(c)/                       0.22       0.15
          Net annual operating expenses          1.25       2.00

(a)For purchases of $1 million or more of Class A Shares, a 1% contingent deferred sales charge ("CDSC") may apply. See "Account
   Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
(c)The Advisor has contractually agreed to limit the operating expenses of Class A Shares to 1.25% and 2.00%, respectively, based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  646     923    1,245   2,153
                 Class C Shares
                  (assuming
                  redemption)    303     643    1,126   2,458
                 Class C Shares
                  (assuming no
                  redemption)    203     643    1,126   2,458

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Small Cap Core Equity Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

                                                                       Class A Shares/2/
                                                                       -----------------
                                                                        For the period
                                                                         March 2, 2005
                                                                            through
                                                                       December 31, 2005
----------------------------------------------------------------------------------------

Per Share Data ($)
----------------------------------------------------------------------------------------
Net asset value at beginning of period                                      $ 10.00
                                                                       -----------------
Gain (loss) from investment operations:
  Net investment income/(a)/                                                  (0.01)
  Net realized and unrealized gain (loss) on investments                       1.14
                                                                       -----------------
  Total gain (loss) from investment operations                                 1.13
                                                                       -----------------
Net asset value at end of year                                              $11.13
                                                                       -----------------
Total investment return based on net asset value (%)/(b)/                     11.30%

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------
Net asset, end of year ($ x 1,000)                                          $ 1,400
Ratio of expenses (after reduction) to average net assets                      1.25%/3/
Ratio of expenses (before reduction) to average net assets                     1.47%/3/
Ratio of net investment income (after reduction) to average net assets        (0.14)%/3/
Portfolio turnover rate                                                          12%

1  There were no Class C Shares outstanding during the periods presented.
2  Class A Shares were first offered on 3/2/05.
3  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2006, the Russell 2000(R) Index included companies with market capitalizations of approximately $13 million to $5.41 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

BNY Hamilton Small Cap Growth Fund

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.


Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05/1/
-----------------------------------------------------------------------------
                                    [CHART]

 1996   1997   1998    1999    2000    2001     2002     2003   2004    2005
------  -----  -----  ------  ------  ------   ------   ------  -----  ------
29.97%  9.47%  7.64%  96.65%  -1.61%  -11.90%  -21.90%  37.46%  5.59%  -2.91%

Best Quarter: Q4 '99 +54.71%  Worst Quarter: Q3 '01 -20.81%

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index to the Russell 2000(R) Growth Index. The Advisor believes that the Russell 2000(R) Growth Index provides a more appropriate basis for comparison in light of the Fund's investment policies. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             -8.01   -1.70   10.53
              Class A Shares Return After
               Taxes on Distributions/1/   -8.33   -2.20    9.13
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  -4.77   -1.48    8.82
              Russell 2000(R) Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  4.56    8.23    9.26
              Russell 2000(R) Growth
               Index (reflects no
               deduction for fees,
               expenses or taxes)/3/        4.14    2.28    4.67

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.
2The Russell 2000(R) is an unmanaged index of small U.S. companies.
3The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.

BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load)
           imposed on reinvested dividends       None       None

          Annual Operating Expenses
           (expenses that are deducted from
           fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(b)/                    0.16       0.16

          Total annual operating expenses        1.16       1.91

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months. The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  637     874    1,130   1,860
                 Class C Shares
                  (assuming
                  redemption)    294     600    1,032   2,233
                 Class C Shares
                  (assuming no
                  redemption)    194     600    1,032   2,233

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                      Class A Shares
                                                          --------------------------------------
                                                                  Year Ended December 31,
                                                          --------------------------------------
                                                           2005    2004    2003    2002    2001
-------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year                       15.35   15.46   11.79   15.36   17.68
                                                          ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment loss/(a)/                                 (0.13)  (0.14)  (0.12)  (0.11)  (0.11)
  Net realized and unrealized gain (loss) on investments   (0.30)   0.95    4.51   (3.26)  (1.99)
                                                          ------  ------  ------  ------  ------
  Total gain (loss) from investment operations             (0.43)   0.81    4.39   (3.37)  (2.10)
Distributions:
  Distributions from capital gains                         (0.35)  (0.92)  (0.72)  (0.20)  (0.22)
                                                          ------  ------  ------  ------  ------
Net asset value at end of year                             14.57   15.35   15.46   11.79   15.36
                                                          ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/  (2.91)   5.59   37.46  (21.90) (11.90)

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       74,414  95,024  54,456  17,811  14,132
Ratio of expenses to average net assets                     1.16    1.23    1.31    1.32    1.30
Ratio of net investment loss to average net assets         (0.90)  (0.89)  (0.82)  (0.82)  (0.67)
Portfolio turnover rate                                       77      67      42      31      53

1  There were no Class C Shares outstanding during the periods presented.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

Each Fund in this prospectus, except for the S&P 500 Index Fund, is offered in three share classes--Class A, Class C and Institutional. The S&P 500 Index Fund is offered in two share classes--Investor and Institutional. The Institutional Shares of each of these Funds is described in a separate prospectus. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each Share class offered by this prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, on each business day (Monday through Friday).

When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Market prices may not fairly represent the value of a security if a significant event has occurred which will, with a reasonably high probability, materially affect the value of the security since the closing price was established but before the calculation of the Fund's net asset value. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations.

Shares are available on any business day that the New York Stock Exchange is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund and International Equity Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

SELECTING A CLASS

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you

                                                               Account Policies
are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the Large Cap Equity Fund and intend to hold your Shares for five years or less, purchasing Class C would be more beneficial; if you intend to hold your Shares for more than five years, purchasing Class A would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

            Large Cap Equity Fund, Large Cap Value Fund,
            Large Cap Growth Fund, Multi-Cap Equity Fund,
            Small Cap Core Equity Fund, Small Cap Growth
            Fund, International Equity Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed on
                         5.25% as indicated  shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         applicable Fund.    applicable Fund.

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than $25,000          5.25%                 5.54%
         $25,000 but less
          than $50,000              5.00%                 5.26%
         $50,000 but less
          than $100,000             4.50%                 4.71%
         $100,000 but less
          than $250,000             3.50%                 3.63%
         $250,000 but less
          than $500,000             2.75%                 2.83%
         $500,000 but less
          than $1 million           2.00%                 2.04%
         $1 million or more         None***               None***

*  As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

               S&P 500 Index Fund
                                          Investor Shares
               -------------------------------------------------
               Sales Charge (Load)  No front-end sales charge
                                    or contingent deferred sales
                                    charge (CDSC).
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund.

Sales charges (load) Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percent of the offering price of the shares. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. Certain purchases of Class A Shares may also be subject to a CDSC.


Account Policies

Class C Shares of the applicable Funds are not subject to a front-end sales charge, but investors may be subject to a CDSC. A CDSC, or contingent deferred sales charge, is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the applicable Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash) (See "Notes on Exchanges" below). CDSCs are deducted from the amount of the redemption and paid to the Distributor.

Sales charge waivers Shareholders who held, as of January 26, 2004, Investor Shares of a Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. Sales charges may be waived for employees of the Advisor or its affiliates, investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor, Directors of the Funds, legal counsel to the Funds or the Directors, certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts, investors within wrap accounts, investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans and investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.

Sales charge reductions Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances. Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Fund's web site www.bnyhamilton.com. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive these benefits, you must notify the Transfer Agent or Distributor of any pertinent information concerning your eligibility at the time of purchase.

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or


                                                               Account Policies

(b)combining concurrent purchase of shares of any Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the International Equity Fund within a 60 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee. (See "Making Exchanges/Redeeming Shares").

Waiver of CDSC--Class C Shares The following circumstances qualify for waivers of Class C's CDSC:

.. Distributions following the death or disability of a shareholder.

.. Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan.

.. Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

DISTRIBUTION (12B-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the annual average daily net assets of Investor Shares, Class A Shares and Class C Shares, respectively. These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  initial   continuing  Minimum
                 Account Type    investment investments balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:

BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363      If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking instructions than what is on file.
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   . declining balance
                                                   . fixed dollar amount
                                                   . fixed share quantity
                                                   . fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds. No CDSC will apply to the redemption and closure of your account under these circumstances.

Exchange minimums You may exchange shares of the same class between Funds, usually without paying additional sales charges or between Investor Shares of an Index Fund and Class A Shares of other Funds (See "Notes on Exchanges" below). From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of

Account Policies
another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Notes on Exchanges When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

Redemptions In-Kind The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Redemption Fee The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. The fee is in addition to any CDSC that may be applicable at


                                                               Account Policies
the time of sale. Although the International Equity Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to min- imum required distributions from retirement plans or redemptions initiated by the International Equity Fund.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Large Cap Equity Fund, Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified Dividend Income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be Qualified Dividend Income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the equity funds are expected to be primarily capital gains. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.


Account Policies

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts. In addition to the Funds' policies with respect to frequent purchases and redemptions described here, the International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. See "Making Exchanges/Redeeming Shares--Redemption Fee" above.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Estabrook Capital Management, LLC ("Estabrook"), located at 1633 Broadway, New York, NY 10019, has


                                                               Account Policies
been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook Capital Management, LLC, and predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $2.86 billion, as of March 31, 2006.

Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley St., Boston, MA 02116, is the sub-advisor for the Multi-Cap Equity Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $7.2 billion, as of March 31, 2006.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2005.

              Fund                                        Fee
                                                       as a % of
                                                     average daily
                                                      net assets
                                                      (net of fee
                                                       waivers)
              ----------------------------------------------------
              BNY Hamilton International Equity Fund     0.61
              BNY Hamilton Large Cap Equity Fund         0.60
              BNY Hamilton Large Cap Growth Fund         0.60
              BNY Hamilton Large Cap Value Fund          0.59
              BNY Hamilton Multi-Cap Equity Fund         0.72
              BNY Hamilton S&P 500 Index Fund            0.10
              BNY Hamilton Small Cap Core Equity
               Fund                                      0.45
              BNY Hamilton Small Cap Growth Fund         0.75

The advisory fee rate for the BNY Hamilton Small Cap Core Equity Fund, which commenced operations on March 2, 2005, is 0.75% of average daily net assets.

The Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.

BNY Hamilton International Equity Fund is managed by the Advisor's Index Fund Management Division. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Zyla, a Managing Director of the Advisor, has supervised the Index Fund Management Division since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group. He joined Axe Houghton in May 1988. Ms. Krisko is a Senior Portfolio Manager in the Index Fund Management Division. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management


Account Policies
division in 1999, Mr. McCormack was a relationship manager in the Advisor's Master Trust/Master Custody division, specializing in working with foundations and endowments and other not-for-profit organizations. Mr. McCormack joined the Advisor in 1987. Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000. Prior to joining the Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.


BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who is a Vice President of the Advisor and who has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning 1981, where she served as a securities analyst and portfolio manager.

BNY Large Cap Growth Fund is managed by Ms. O'Neil. She has managed the Fund since October 2005.

BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and George D. Baker. Mr. Baker reports to Mr. McClean, although both share equal portfolio management responsibilities in respect of the Fund. Mr. McClean is a Portfolio Manager at Estabrook and has been Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist.

BNY Hamilton Multi-Cap Equity Fund The Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program. He has managed the Fund since its inception.

BNY Hamilton S&P 500 Index Fund is managed by the Advisor's Index Fund Management Division.

BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005.

BNY Hamilton Small Cap Growth Fund is managed by Arthur Weise, a Senior Portfolio Manager of the Advisor since 2005. Mr. Weise has managed the Fund since 2006. Before joining the Advisor, Mr. Weise worked at Trainer Wortham & Co., where he was Director of Research and the Consumer/Services analyst. Prior to joining Trainer Wortham in 2000, he was a senior analyst covering emerging growth and business service companies at UBS and Dillon Read & Co, where he began his career in 1993.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

                                                  [LOGO] BNY

                                                  HAMILTON

                                                  FUNDS

                                                  ADVISED BY THE BANK OF NEW
                                                  YORK

For More Information

Annual and Semi-Annual Reports
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Funds' performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The Funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
Information is also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219
                                                                 PU-AC-EQ-04/06

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------

                                                                 April 28, 2006

================================================================================

                                                                   Fixed Income
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                              Class A Shares and Class C Shares
                                                                 Core Bond Fund
                                                           Enhanced Income Fund
                                                                High Yield Fund
                                                   Intermediate Government Fund
                                          Intermediate New York Tax-Exempt Fund
                                                   Intermediate Tax-Exempt Fund

                                                                Investor Shares
                                                    U.S. Bond Market Index Fund

 As with all mutual funds, the Securities and
 Exchange Commission has not approved or
 disapproved these securities or said whether  [LOGO]       BNY
 the information in this prospectus is                    HAMILTON
 adequate and accurate. Anyone who indicates               FUNDS
 otherwise is committing a crime.              ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Core Bond Fund
    (formerly, BNY Hamilton Intermediate Investment Grade Fund)

11  BNY Hamilton Enhanced Income Fund

17  BNY Hamilton High Yield Fund

23  BNY Hamilton Intermediate Government Fund

28  BNY Hamilton Intermediate New York Tax-Exempt Fund

34  BNY Hamilton Intermediate Tax-Exempt Fund

39  BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

43  Daily NAV Calculation

43  Selecting a Class

44  Distribution Arrangements/Sales Charges

46  Opening an Account/Purchasing Shares

48  Making Exchanges/Redeeming Shares

49  Distributions and Tax Considerations

50  Abusive Trading

51  Investment Advisor

52  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 CORE BOND FUND

     CUSIP Numbers:
     Class A Shares 05561M788
     Class C Shares 05561M457

 ENHANCED INCOME FUND

     CUSIP Numbers:
     Class A Shares 05561M580
     Class C Shares 05561M424

 HIGH YIELD FUND

     CUSIP Numbers:
     Class A Shares 05561M549
     Class C Shares 05561M440

 INTERMEDIATE GOVERNMENT FUND

     CUSIP Numbers:
     Class A Shares 05561M200
     Class C Shares 05561M465

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

     CUSIP Numbers:
     Class A Shares 05561M309
     Class C Shares 05561M432

 INTERMEDIATE TAX-EXEMPT FUND

     CUSIP Numbers:
     Class A Shares 05561M812
     Class C Shares 05561M416

 U. S. BOND MARKET INDEX FUND

     CUSIP Number: Investor Shares 05561M671

BNY HAMILTON

 C ORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:

.. U.S. and foreign corporations

.. the U.S. government or its agencies

Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the sectors above. The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields.

The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in mortgage-backed securities, foreign securities and non-investment grade debt obligations.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.

                                                    BNY Hamilton Core Bond Fund

The value of debt securities is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

Investments in non-investment grade bonds involve additional risks. High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Understanding Intermediate-Term Bonds

The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve. The risk curve for bonds typically has a positive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

BNY Hamilton Core Bond Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05/1/
---------------------------------------------------------------------------
                                    [CHART]

1996    1997    1998    1999    2000    2001    2002    2003    2004   2005
----    ----    ----    ----    ----    ----    ----    ----    ----   ----
1.82    8.00    8.22    -1.73   9.10    6.95    7.92    3.29    3.65   1.32


Best Quarter: Q2 '95 +6.28  Worst Quarter: Q1 '96 -2.90

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Core Bond Fund has changed from the Lehman Intermediate Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Advisor believes that the Lehman Brothers Aggregate Bond Index provides a more appropriate basis for comparison in light of the Fund's investment policies. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             -2.99   3.66     4.33
              Class A Shares Return After
               Taxes on Distributions/1/   -4.33   1.94     2.55
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  -1.95   2.10     2.60
              Lehman Intermediate
               Gov't/Credit Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  1.58   5.49     5.80
              Lehman Brothers
               Aggregate Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/3/  2.43   5.87     6.17

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.
2 The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.
3 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

                                                    BNY Hamilton Core Bond Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.18       0.19

          Total annual operating expenses        0.93       1.69

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  516     709     919    1,522
                 Class C Shares
                  (assuming
                  redemption)    272     533     918    1,998
                 Class C Shares
                  (assuming no
                  redemption)    172     533     918    1,998

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton Core Bond Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                            Year Ended December 31,
                                                                       ---------------------------------
Class A Shares                                                          2005   2004   2003   2002  2001/1/
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.26  10.30  10.51  10.24  10.12
                                                                       -----  -----  -----  -----  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.36   0.34   0.35   0.49   0.56
  Net realized and unrealized gain (loss) on investments               (0.23)  0.03  (0.01)  0.29   0.13
                                                                       -----  -----  -----  -----  ------
  Total gain (loss) from investment operations                          0.13   0.37   0.34   0.78   0.69
Dividends and distributions:
  Dividends from net investment income                                 (0.40) (0.39) (0.43) (0.51) (0.57)
  Distributions from capital gains                                        --  (0.02) (0.12)    --     --
                                                                       -----  -----  -----  -----  ------
  Total dividends and distributions                                    (0.40) (0.41) (0.55) (0.51) (0.57)
                                                                       -----  -----  -----  -----  ------
Net asset value at end of year                                          9.99  10.26  10.30  10.51  10.24
                                                                       -----  -----  -----  -----  ------
Total investment return based on net asset value (%)/(b)/               1.32   3.65   3.29   7.82   6.95

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    3,451  4,696  7,733  9,429  6,002
Ratio of expenses (after reduction) to average net assets               0.93   0.99   1.04   1.04   1.03
Ratio of expenses (before reduction) to average net assets              0.93   0.99   1.04   1.05   1.04
Ratio of net investment income (after reduction) to average net assets  3.59   3.32   3.32   4.77   5.43
Portfolio turnover rate                                                   94     72    110     98    106

1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                    BNY Hamilton Core Bond Fund

                                                                                      For the Period
                                                                       For the Period  October 13,
                                                                           Ended           2004
                                                                        January 23,      Through
                                                                       --------------  December 31,
                                                                          2005/2/        2004/1/
Class C Shares                                                          (Unaudited)   --------------
--------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                     10.26          10.29
                                                                       -------------- --------------
Gain (loss) from investment operations:
  Net investment income/(a)/                                                0.01           0.05
  Net realized and unrealized gain (loss) on investments                    0.04          (0.02)
                                                                       -------------- --------------
  Total gain (loss) from investment operations                              0.05           0.03
Dividends:
  Dividends from net investment income                                     (0.03)         (0.06)
                                                                       -------------- --------------
Net asset value at end of period                                           10.28          10.26
                                                                       -------------- --------------
Total investment return based on net asset value (%)/(b)/                   0.36           0.31

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                           29            109
Ratio of expenses (after reduction) to average net assets                   1.69/3/        1.69/3/
Ratio of expenses (before reduction) to average net assets                  1.69/3/        1.70/3/
Ratio of net investment income (after reduction) to average net assets      2.11/3/        2.69/3/
Portfolio turnover rate                                                       31             72

1  Class C Shares were first offered on 10/13/04.
2 On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
3  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Core Bond Fund

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (securities rated Baa/BBB and above) fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund's investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund will pursue its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short") duration. The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities and in order to maintain the Fund's ultra short duration. The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, the weighted average life will be used to determine the security's maturity.

                                              BNY Hamilton Enhanced Income Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. The risk is magnified with lower-rated bonds.

When interest rates drop, holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

--------------------------------------------------------------------------------
Weighted Average Life

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------
                                    [CHART]

2003    2004   2005
----    ----   ----
1.60    1.02   2.10

Best Quarter: Q1 '03 +0.97  Worst Quarter: Q3 '03 -0.14

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

             Average annual total returns (%) as of 12/31/05*
             ------------------------------------------------------

                                                            Since
                                                   1 Year Inception
             ------------------------------------------------------
             Class A Shares Return Before Taxes/1/  0.57    1.26
             Class A Shares Return After Taxes on
              Distributions/1/                     -0.34    0.56
             Class A Shares Return After Taxes on
              Distributions and Sale of Fund
              Shares/1/                             0.36    0.66
             Class C Shares Return Before Taxes/2/  1.33    1.19
             Lehman Brothers 9-12 Month
              Treasury Note Index (reflects no
              deduction for fees, expenses or
              taxes)/3,4/                           2.53    1.92
             Merrill Lynch US Dollar LIBOR
              3-Month Constant Maturity Index
              (reflects no deduction for fees,
              expenses or taxes)/4,5/               3.14    1.92

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Class A Shares (formerly, Investor Shares) were first offered on 5/2/02.
2 Class C Shares were first offered on 6/18/04.
3 The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
4 Average annual total return since 5/01/02.
5 The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.

                                              BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       1.50       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.10       0.10
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses                         0.19       0.19

          Total annual operating expenses        0.54       1.29
          Fees waived/(c)/                       0.04       0.04
          Net expenses                           0.50       1.25

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
(c)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 0.50% and 1.25% respectively, of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  200     312     439      809
                 Class C Shares
                  (assuming
                  redemption)    227     401     700    1,549
                 Class C Shares
                  (assuming no
                  redemption)    127     401     700    1,549

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                          Year Ended December 31,
                                                                       --------------------------
Class A Shares                                                          2005   2004   2003  2002/1/
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  1.99   2.00   2.00   2.00
                                                                       -----  -----  -----  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.05   0.03   0.03   0.02
  Net realized and unrealized gain on investments                      (0.01) (0.01)    --   0.01
                                                                       -----  -----  -----  ------
  Total gain from investment operations                                 0.04   0.02   0.03   0.03
Dividends:
  Dividends from net investment income                                 (0.05) (0.03) (0.03) (0.03)
                                                                       -----  -----  -----  ------
Net asset value at end of year                                          1.98   1.99   2.00   2.00
                                                                       -----  -----  -----  ------
Total investment return based on net asset value (%)/(b)/               2.10   1.02   1.60   1.43

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    2,473  7,966  3,332  5,505
Ratio of expenses (after reduction) to average net assets               0.50   0.50   0.50   0.50/2/
Ratio of expenses (before reduction) to average net assets              0.54   0.52   0.54   0.60/2/
Ratio of net investment income (after reduction) to average net assets  2.92   1.30   1.37   1.72/2/
Portfolio turnover rate                                                   51    105     87     40

1  Class A Shares (formerly, Investor Shares) were first offered on 5/2/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                              BNY Hamilton Enhanced Income Fund

                                                                                    For the Period
                                                                                    June 18, 2004/1/
                                                                        Year Ended      Through
                                                                       December 31,  December 31,
Class C Shares                                                             2005          2004
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                      1.99           1.99
                                                                       ------------ ---------------
Gain from investment operations:
  Net investment income/(a)/                                                0.03           0.01
Dividends:
  Dividends from net investment income                                     (0.04)         (0.01)
                                                                       ------------ ---------------
Net asset value at end of year                                              1.98           1.99
                                                                       ------------ ---------------
Total investment return based on net asset value (%)/(b)/                   1.33        0.50/3/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                           20             87
Ratio of expenses (after reduction) to average net assets                   1.25           1.25/2/
Ratio of expenses (before reduction) to average net assets                  1.29           1.26/2/
Ratio of net investment income (after reduction) to average net assets      2.83           0.66/2/
Portfolio turnover rate                                                       51            105

1  Class C Shares were first offered on 6/18/04.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's").

Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C, in deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The Fund generally will focus on investments that have the following characteristics:

.. industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity.

The Fund may invest up to 20% of its assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The Fund's investments include U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risks, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher yielding premium mortgage securities because of their lower prepayment risks.

                                                   BNY Hamilton High Yield Fund

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. Debt securities are subject to credit risk. The risk is magnified with lower rated bonds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Further, high yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

When interest rates drop, issuers of high yield bonds and holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, issuers of high yield bonds and mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


BNY Hamilton High Yield Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------
                                    [CHART]

2004   2005
----  ------
7.80   1.82

Best Quarter: Q3 '04 +4.57  Worst Quarter: Q1 '05 -1.86

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since Class C shares have less than one calendar year of performance, performance for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

             Average annual total returns (%) as of 12/31/05*
             ------------------------------------------------------

                                                            Since
                                                   1 Year Inception
             ------------------------------------------------------
             Class A Shares Return Before Taxes/1/ -2.50    4.25
             Class A Shares Return After Taxes on
              Distributions/1/                     -4.72    1.98
             Class A Shares Return After Taxes on
              Distributions and Sale of Fund
              Shares/1/                            -1.63    2.30
             Merrill Lynch BB-B Non-Distressed
              Index (reflects no deduction for
              fees, expenses or taxes)/2,3/         3.43    8.67

*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
1 Class A Shares commenced operations on 5/1/03.
2 Average annual return since 5/1/03.
3 The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and B rated corporate bonds.

                                                   BNY Hamilton High Yield Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses                         0.21       0.22

          Total annual operating expenses        1.06       1.82
          Fees waived/(c)/                         --         --

          Net expenses                           1.06       1.82

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
(c)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.14% and 1.89%, respectively, of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  528     748     985    1,664
                 Class C Shares
                  (assuming
                  redemption)    285     573     985    2,137
                 Class C Shares
                  (assuming no
                  redemption)    185     573     985    2,137

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on May 1, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                                               For the Period
                                                                                               May 1, 2003/1/
                                                                                                  Through
                                                                       Year Ended December 31,  December 31,
                                                                       --------------------         2003
Class A Shares                                                           2005        2004      --------------
-----------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   10.35     10.23           10.00
                                                                       ----------  --------    --------------
Gain from investment operations:
  Net investment income/(a)/                                              0.54      0.56            0.33
  Net realized and unrealized gain on investments                        (0.36)     0.21            0.27
                                                                       ----------  --------    --------------
  Total gain from investment operations                                   0.18      0.77            0.60
Dividends:
  Dividends from net investment income                                   (0.64)    (0.65)          (0.37)
  Distributions from capital gains                                       (0.03)       --/3/           --
                                                                       ----------  --------    --------------
  Total dividends and distributions                                      (0.67)    (0.65)          (0.37)
                                                                       ----------  --------    --------------
Net asset value at end of year                                            9.86     10.35           10.23
                                                                       ----------  --------    --------------
Total investment return based on net asset value (%)/(b)/                 1.82      7.80            6.30

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                    1,332     1,115           1,465
Ratio of expenses (after reduction) to average net assets                 1.06      1.14            1.14/2/
Ratio of expenses (before reduction) to average net assets                1.06      1.23            1.49/2/
Ratio of net investment income (after reduction) to average net assets    5.45      5.49            5.60/2/
Portfolio turnover rate                                                     88        72              42

1  Class A Shares commenced operations on 5/1/03.
2  Annualized.
3  Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                   BNY Hamilton High Yield Fund

                                                                                      For the Period
                                                                       For the Period July 27, 2004/1/
                                                                           Ended          Through
                                                                          June 14,     December 31,
Class C Shares                                                            2005/4/          2004
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                      10.36          10.08
                                                                       -------------- ---------------
Gain from investment operations:
  Net investment income/(a)/                                                 0.22           0.21
  Net realized and unrealized gain on investments                           (0.27)          0.30
                                                                       -------------- ---------------
  Total gain from investment operations                                     (0.05)          0.51
Dividends:
  Dividends from net investment income                                      (0.27)         (0.23)
  Distributions from capital gains                                             --             --/2/
                                                                       -------------- ---------------
  Total dividends and distributions                                         (0.27)         (0.23)
                                                                       -------------- ---------------
Net asset value at end of period                                            10.04          10.36
                                                                       -------------- ---------------
Total investment return based on net asset value (%)/(b)/                   (0.58)          5.48

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                          38             38
Ratio of expenses (after reduction) to average net assets                 1.82/3/           1.89/3/
Ratio of expenses (before reduction) to average net assets                1.82/3/           1.90/3/
Ratio of net investment income (after reduction) to average net assets    4.68/3/           4.72/3/
Portfolio turnover rate                                                        37             72

1  Class C Shares were first offered on 7/27/04.
2  Less than $0.01 per share.
3  Annualized.
4 On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. The Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

                                      BNY Hamilton Intermediate Government Fund

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Fund has low exposure to credit risk because most of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value. Further, indebtedness of certain of these agencies, including the well-known Federal National Mortgage Associa- tion (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are not entitled to the full faith and credit of the United States and are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.

Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and Ginnie Mae (GNMA), though they may be issued by private firms.

BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05
----------------------------------------------------------------------------
                                    [CHART]

1996   1997    1998     1999    2000   2001     2002    2003    2004    2005
----   ----    ----     ----    ----   ----     ----    ----    ----    ----
3.16   7.54    7.33    -0.98   10.76   6.62    10.22    1.50    2.92    2.25


Best Quarter: Q2 '95 +5.48  Worst Quarter: Q2 '04 -2.26

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C Shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C Shares will be lower than the performance of the Class A Shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes                       -2.10   3.75     4.61
              Class A Shares Return After
               Taxes on Distributions      -3.56   2.09     2.65
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares     -1.37   2.20     2.70
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  1.69   4.82     5.50

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.

                                      BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.28       0.28

          Total annual operating expenses        1.03       1.78
          Fees waived/(c)/                       0.13       0.13
          Net expenses                           0.90       1.65

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
(c)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 0.90% and 1.65%, respectively, of its average daily net assets. This waiver extends through April 2007.
The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  513     713     945    1,608
                 Class C Shares
                  (assuming
                  redemption)    268     534     940    2,072
                 Class C Shares
                  (assuming no
                  redemption)    168     534     940    2,072

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                              Year Ended December 31,
                                                                       -------------------------------------
Class A Shares                                                          2005   2004    2003    2002   2001/2/
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.14   10.27   10.51    9.98    9.85
                                                                       -----  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.36    0.35    0.33    0.43    0.49
  Net realized and unrealized gain (loss) on investments               (0.14)  (0.06)  (0.17)   0.57    0.15
                                                                       -----  ------  ------  ------  ------
  Total gain (loss) from investment operations                          0.22    0.29    0.16    1.00    0.64
Dividends:
  Dividends from net investment income                                 (0.43)  (0.42)  (0.40)  (0.47)  (0.51)
                                                                       -----  ------  ------  ------  ------
Net asset value at end of year                                          9.93   10.14   10.27   10.51    9.98
                                                                       -----  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/               2.25    2.92    1.50   10.22    6.62

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    7,161  10,505  14,896  16,196  13,278
Ratio of expenses (after reduction) to average net assets               0.90    0.98    1.04    1.04    1.04
Ratio of expenses (before reduction) to average net assets              1.03    1.11    1.14    1.14    1.18
Ratio of net investment income (after reduction) to average net assets  3.62    3.39    3.13    4.20    4.89
Portfolio turnover rate                                                   29       8      87      41      44

1  There were no Class C Shares outstanding during the periods presented.
2 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. "Assets" means net assets plus the amount of borrowings for investment purposes. These bonds and notes are also exempt from the federal alternative minimum tax. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations which are securities rated Baa/BBB and above, as well as their unrated equivalents. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.

BNY Hamilton Intermediate New York Tax-Exempt Fund

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the per- formance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05
--------------------------------------------------------------------
                                    [CHART]

1996   1997   1998   1999   2000   2001   2002   2003   2004   2005
----   ----   ----   ----   ----   ----   ----   ----   ----  ------
3.47   6.19   5.04   -1.60  8.49   4.51   8.42   3.57   2.19   1.76


Best Quarter: Q1 '95 +5.00  Worst Quarter: Q2 '99 -1.94

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

            Average annual total returns (%) as of 12/31/05*
            --------------------------------------------------------

                                             1 Year 5 Years 10 Years
            --------------------------------------------------------
            Class A Shares Return
             Before Taxes                    -2.57   3.16     3.71
            Class A Shares Return After
             Taxes on Distributions          -2.59   3.08     3.67
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares         -0.63   3.15     3.67
            Class C Shares Return Before
             Taxes/1/                         0.99     --       --
            Lehman 5 Year G.O.
             Municipal Bond Index
             (reflects no deduction
             for fees, expenses or taxes)/2/  1.09   4.61     4.82

*Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 Class C Shares were first offered on August 24, 2004.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of Intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.27       0.28
          Total annual operating expenses//      1.02       1.78
          Fees waived/(c)/                       0.18       0.19
          Net expenses                           0.84       1.59

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
(c)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 0.84% and 1.59%, respectively, of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  507     701     930    1,588
                 Class C Shares
                  (assuming
                  redemption)    262     522     928    2,062
                 Class C Shares
                  (assuming no
                  redemption)    162     522     928    2,062

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                              Year Ended December 31,
                                                                       -------------------------------------
Class A Shares                                                          2005    2004    2003    2002   2001/1/
--------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  10.90   11.01   11.02   10.56  10.55
                                                                       ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                             0.33    0.32    0.35    0.36   0.38
  Net realized and unrealized gain (loss) on investments                (0.14)  (0.08)   0.04    0.51   0.09
                                                                       ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                           0.19    0.24    0.39    0.87   0.47
Dividends and distributions:
  Dividends from net investment income                                  (0.33)  (0.32)  (0.35)  (0.37) (0.38)
  Distributions from capital gains                                      (0.01)  (0.03)  (0.05)  (0.04) (0.08)
                                                                       ------  ------  ------  ------  ------
  Total dividends and distributions                                     (0.34)  (0.35)  (0.40)  (0.41) (0.46)
                                                                       ------  ------  ------  ------  ------
Net asset value at end of year                                          10.75   10.90   11.01   11.02  10.56
                                                                       ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/                1.76    2.19    3.57    8.42   4.51

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    20,164  22,844  26,354  29,758  7,099
Ratio of expenses (after reduction) to average net assets                0.84    0.94    1.04    1.04   1.04
Ratio of expenses (before reduction) to average net assets               1.02    1.11    1.17    1.22   1.34
Ratio of net investment income (after reduction) to average net assets   3.00    2.93    3.15    3.33   3.59
Portfolio turnover rate                                                    16      11      10      13     17

1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                                     For the Period
                                                                                    August 24, 2004/1/
                                                                        Year Ended       Through
                                                                       December 31,   December 31,
Class C Shares                                                             2005           2004
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                    10.90           10.91
                                                                       ------------ -----------------
Gain (loss) from investment operations:
  Net investment income/(a)/                                               0.24            0.09
  Net realized and unrealized gain (loss) on investments                  (0.14)             --
                                                                       ------------ -----------------
  Total gain (loss) from investment operations                             0.10            0.09
Dividends and distributions:
  Dividends from net investment income                                    (0.24)          (0.08)
  Distributions from capital gains                                        (0.01)          (0.02)
                                                                       ------------ -----------------
  Total dividends and distributions                                       (0.25)          (0.10)
                                                                       ------------ -----------------
Net asset value at end of year                                            10.75           10.90
                                                                       ------------ -----------------
Total investment return based on net asset value (%)/(b)/                  0.99            1.00

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                          10              10
Ratio of expenses (after reduction) to average net assets                  1.59            1.59/2/
Ratio of expenses (before reduction) to average net assets                 1.78            1.79/2/
Ratio of net investment income (after reduction) to average net assets     2.25            2.24/2/
Portfolio turnover rate                                                      16              11

1  Class C Shares were first offered on 8/24/04.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. These obligations are also exempt from the federal alternative minimum tax. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations issued by U.S. states, territories and municipalities. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

BNY Hamilton Intermediate Tax-Exempt Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Securities

The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt. Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/05/1/
---------------------------------------------------------------------------
                                          [CHART]

1996    1997    1998    1999    2000    2001    2002    2003    2004   2005
----    ----    ----    ----    ----    ----    ----    ----    ----   ----
3.69    5.96    4.95    -2.22   9.03    4.32    9.28    3.19    1.98   1.17

Best Quarter: Q1 '95 +4.64  Worst Quarter: Q2 '99 -2.37

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             -3.13   3.05     3.63
              Class A Shares Return After
               Taxes on Distributions/1/   -3.22   2.88     3.48
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  -0.93   3.05     3.52
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  1.09   4.61     4.82

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.19       0.19

          Total annual operating expenses        0.94       1.69

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  517     712     923    1,531
                 Class C Shares
                  (assuming
                  redemption)    272     533     918    1,998
                 Class C Shares
                  (assuming no
                  redemption)    172     533     918    1,998

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                            Year Ended December 31,
                                                                       ---------------------------------
Class A Shares                                                          2005      2004      2003   2002  2001/2/
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.12     10.30     10.49  10.03  10.02
                                                                       -----     -----     -----  -----  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.29      0.29      0.31   0.32   0.38
  Net realized and unrealized gain (loss) on investments               (0.18)    (0.09)     0.02   0.59   0.05
                                                                       -----     -----     -----  -----  ------
  Total gain (loss) from investment operations                          0.11      0.20      0.33   0.91   0.43
Dividends and distributions:
  Dividends from net investment income                                 (0.29)    (0.29)    (0.32) (0.35) (0.37)
  Distributions from capital gains                                     (0.06)    (0.09)    (0.20) (0.10) (0.05)
                                                                       -----     -----     -----  -----  ------
  Total dividends and distributions                                    (0.35)    (0.38)    (0.52) (0.45) (0.42)
                                                                       -----     -----     -----  -----  ------
Net asset value at end of year                                          9.88     10.12     10.30  10.49  10.03
                                                                       -----     -----     -----  -----  ------
Total investment return based on net asset value (%)/(b)/               1.17      1.98      3.19   9.28   4.32

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    1,667     2,380     2,847  2,897    533
Ratio of expenses (after reduction) to average net assets               0.94      1.01      1.04   1.04   1.04
Ratio of expenses (before reduction) to average net assets              0.94      1.02      1.04   1.05   1.06
Ratio of net investment income (after reduction) to average net assets  2.95      2.87      2.97   3.44   3.68
Portfolio turnover rate                                                   41        31        36     34     24

1  There were no Class C Shares outstanding during the periods presented.
2 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to match the performance of the Lehman Bond Index as closely as possible before the deduction of Fund expenses. Through the use of portfolio sampling, the Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally-recognized statistical rating organization ("rating agency"). At March 31, 2005, the average maturity of securities in the Lehman Bond Index was
7.12 years, and the credit quality of securities in the Index ranged from Aaa+ to BBB- (by Standard & Poor's Corporation) or Baa- (by Moody's Investors Service, Inc.). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with this Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The Fund's investment is also subject to interest rate and credit risks. Interest rate risk is the risk that when interest rates rise, the value of debt instruments generally falls. In general, changes in interest rates cause greater fluctuations in the market value of longer-term securities than of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Many debt securities are subject to prepayment risk, i.e., the risk that an issuer of a security can repay principal prior to the security's maturity. Such securities generally offer less potential for gains during a declining interest rate environment and similar potential for loss in a rising interest rate environment.

                                       BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Investor Shares annual total returns
(%) as of 12/31/05
--------------------------------------------------------
                                    [CHART]

2003   2004   2005
----   ----   ----
3.46   4.00   1.85
Best Quarter: Q3 '04  +3.09  Worst Quarter: Q2 '04 -2.54

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

            Average annual total returns (%) as of 12/31/05*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Investor Shares Before Taxes/1/          1.85    3.47
            Investor Shares Return After Taxes on
             Distributions/1/                        0.26    1.82
            Investor Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares/1/                               1.19    2.00
            Lehman Brothers Aggregate Bond
             Index (reflects no deduction for fees,
             expenses or taxes)/2,3/                 2.43    3.83

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Investor Shares were first offered on 9/27/02.
2 Average annual return since 10/1/02.
3 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.

BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.

                 Fee table (% of average net assets)
                 ----------------------------------------------

                                                       Investor
                                                        Shares
                 ----------------------------------------------
                 Shareholder Fees                        None

                 Annual Operating Expenses (expenses
                  that are deducted from fund assets)
                 ----------------------------------------------
                 Management fee                          0.25
                 Distribution and Service (12b-1) fees   0.25
                 Other expenses                          0.29
                 Total annual operating expenses         0.79
                 Fees waived/(a)/                        0.19

                 Net expenses                            0.60

(a)The Advisor contractually agreed to limit the operating expenses of the Fund to 0.60% for the Investor Shares of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   61     213     400     942

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


                                       BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                           Year Ended December 31,
                                                                       ----------------------------
Investor Shares                                                         2005    2004    2003  2002/1/
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.65  10.73    10.86  10.78
                                                                       -----  -----    -----  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.41   0.41     0.36   0.11
  Net realized and unrealized gain on investments                      (0.22)  0.01     0.01   0.09
                                                                       -----  -----    -----  ------
  Total gain from investment operations                                 0.19   0.42     0.37   0.20
Dividends and distributions:
  Dividends from net investment income                                 (0.47) (0.50)   (0.49) (0.11)
  Distributions from capital gains                                        --     --/3/ (0.01) (0.01)
                                                                       -----  -----    -----  ------
  Total dividends and distributions                                    (0.47) (0.50)   (0.50) (0.12)
                                                                       -----  -----    -----  ------
Net asset value at end of year                                         10.37  10.65    10.73  10.86
                                                                       -----  -----    -----  ------
Total investment return based on net asset value (%)/(b)/               1.85   4.00     3.46   2.00

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      203     92      108     19
Ratio of expenses (after reduction) to average net assets               0.60   0.60     0.60   0.58/2/
Ratio of expenses (before reduction) to average net assets              0.79   0.86     0.89   0.91/2/
Ratio of net investment income (after reduction) to average net assets  3.88   3.77     3.38   4.05/2/
Portfolio turnover rate                                                  114     73      131    149

1  Investor Shares were first offered on 9/27/02.
2  Annualized.
3  Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

Each Fund in this prospectus, except for the U.S. Bond Market Index Fund, is offered in three share classes--Class A, Class C and Institutional. The U.S. Bond Market Index Fund is offered in two share classes--Investor and Institutional. The Institutional Shares of each of these Funds is described in a separate prospectus. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each Share class offered by this prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, on each business day (Monday through Friday). The Enhanced Income Fund does not calculate its NAV on Columbus Day and Veterans' Day.

When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Market prices may not fairly represent the value of a security if a significant event has occurred which will, with a reasonably high probability, materially affect the value of the security since the closing price was established but before the calculation of the Fund's net asset value. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations.

Shares are available on any business day that the New York Stock Exchange is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, shares of the Enhanced Income Fund are not available on holidays observed by the Federal Reserve Bank of New York that are not currently observed by the New York Stock Exchange (Columbus Day and Veterans' Day).

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Core Bond Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

SELECTING A CLASS

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

                                                               Account Policies

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the High Yield Fund and intend to hold your Shares for four years or less, purchasing Class C would be more beneficial; if you intend to hold your Shares for more than four years, purchasing Class A would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

            Core Bond Fund, High Yield Fund, Intermediate
            Government Fund, Intermediate New York
            Tax-Exempt Fund, Intermediate Tax-Exempt Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed on
                         4.25% as indicated  shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         applicable Fund.    applicable Fund.

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than $50,000          4.25%                 4.44%
         $50,000 but less
          than $100,000             3.75%                 3.90%
         $100,000 but less
          than $250,000             3.25%                 3.36%
         $250,000 but less
          than $500,000             2.25%                 2.30%
         $500,000 but less
          than $1 million           1.50%                 1.52%
         $1 million or more         None***               None***

*  As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A Shares, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

            Enhanced Income Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed
                         1.50% as indicated  on shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         Enhanced Income     Enhanced Income
                         Fund.               Fund.


Account Policies

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than
          $500,000                  1.50%                 1.52%
         $500,000 but less
          than $1 million           1.00%                 1.01%
         $1 million or more         None***               None***

*  As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A Shares, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

               U.S. Bond Market Index Fund
                                          Investor Shares
               -------------------------------------------------
               Sales Charge (Load)  No front-end sales charge
                                    or contingent deferred sales
                                    charge (CDSC).
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund.

Sales charges (load) Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percent of the offering price of the shares. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. Certain purchases of Class A Shares may also be subject to a CDSC.

Class C Shares of the applicable Funds are not subject to a front-end sales charge, but investors may be subject to a CDSC. A CDSC, or contingent deferred sales charge, is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the applicable Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash) (See "Notes on Exchanges" below). CDSCs are deducted from the amount of the redemption and paid to the Distributor.

Sales charge waivers Shareholders who held, as of January 26, 2004, Investor Shares of a Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. In addition, sales charges may also be waived for employees of the Advisor or its affiliates and for investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.

Sales charge reductions Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances. To receive these benefits, you must notify the Transfer Agent or Distributor of any pertinent information concerning your eligibility at the time of purchase.

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced


                                                               Account Policies
sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. (See "Making Exchanges/Redeeming Shares").

Waiver of CDSC--Class C Shares The following circumstances qualify for waivers of Class C's CDSC:

.. Distributions following the death or disability of a shareholder.

.. Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan.

.. Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the annual average daily net assets of Investor Shares, Class A Shares and Class C Shares, respectively. These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  Initial   Continuing  Minimum
                 Account Type    Investment Investments Balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:                                           BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785                            If possible, include a tear-off payment stub from one of your
For all enrollment forms, call 1-800-426-9363      transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required. in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking instructions that what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds. No CDSC will apply to the redemption and closure of your account under these circumstances.

Exchange minimums You may exchange shares of the same class between Funds, usually without paying additional sales charges or between Investor Shares of an Index Fund and Class A Shares of other Funds (See "Notes on Exchanges" below). From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another,

Account Policies
meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved Rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Notes on Exchanges When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The fixed income funds declare dividends of net investment income daily. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions


                                                               Account Policies

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates
            Tax-free dividends             Tax-free

None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.

"Qualified Dividend Income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be Qualified Dividend Income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends. Distributions from the tax-exempt funds are expected to be primarily tax-exempt interest income. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold. Not all fixed income fund dividends will be qualified dividend income as defined above.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report


Account Policies
containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Seix Advisors ("Seix"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, is the sub-advisor for the High Yield Fund. Seix, which was established in 1992, manages over $22 billion in assets as of March 31, 2006. Seix is the fixed income division of Trusco Capital Management Inc., a subsidiary of Sun Trust Banks, Inc. Trusco manages more than $71 billion in assets as of March 31, 2006.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2005.

               Fund                                      Fee
                                                      as a % of
                                                    average daily
                                                     net assets
                                                     (net of fee
                                                      waivers)
               --------------------------------------------------
               BNY Hamilton Core Bond Fund              0.50
               BNY Hamilton Enhanced Income Fund        0.06
               BNY Hamilton High Yield Fund             0.56
               BNY Hamilton Intermediate Government
                Fund                                    0.37
               BNY Hamilton Intermediate Tax-Exempt
                Fund                                    0.50
               BNY Hamilton Intermediate New York
                Tax-Exempt Fund                         0.32
               BNY Hamilton U.S. Bond Market Index
                Fund                                    0.06


                                                               Account Policies

The Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.

BNY Hamilton Core Bond Fund is managed by Patrick K. Byrne, who is a Managing Director of the Advisor. He has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.

BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who is a Vice President of the Advisor. He has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 17 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.

BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. He has managed the Fund since its inception in 2003. Prior to joining Seix, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.

BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who is a Vice President of the Advisor, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.

BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who is a Vice President of the Advisor. He has managed the Fund since its inception in 1997. He has managed other tax- exempt portfolios for the Advisor's tax-exempt bond management division since 1987.

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who is a Vice President of the Advisor and group head of the tax- exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.

BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird. He has managed the Fund since its inception in 2000.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

For More Information

Annual and Semi-Annual Reports
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The Funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.
You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

Information is also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]      BNY
         HAMILTON
           FUNDS
ADVISED BY THE BANK OF NEW YORK

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219
                                                                 PU-AC-FI-04/06

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006


                                    [GRAPHIC]







   CORE BOND FUND

   ENHANCED INCOME FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   U.S. BOND MARKET INDEX FUND

   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

   INSTITUTIONAL SHARES

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 6  BNY Hamilton Core Bond Fund (formerly, BNY Hamilton Intermediate
    Investment Grade Fund)

11  BNY Hamilton Enhanced Income Fund

17  BNY Hamilton High Yield Fund

21  BNY Hamilton Intermediate Government Fund

26  BNY Hamilton Intermediate New York Tax-Exempt Fund

31  BNY Hamilton Intermediate Tax-Exempt Fund

36  BNY Hamilton U.S. Bond Market Index Fund

40  BNY Hamilton International Equity Fund

45  BNY Hamilton Large Cap Equity Fund

50  BNY Hamilton Large Cap Growth Fund

55  BNY Hamilton Large Cap Value Fund

60  BNY Hamilton Multi-Cap Equity Fund

64  BNY Hamilton S&P 500 Index Fund

68  BNY Hamilton Small Cap Core Equity Fund

72  BNY Hamilton Small Cap Growth Fund


ACCOUNT POLICIES

77  Daily NAV Calculation

78  Opening an Account/Purchasing Shares

79  Making Exchanges/Redeeming Shares

80  Distributions and Tax Considerations

81  Abusive Trading

82  Investment Advisor

83  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 CORE BOND FUND

     CUSIP Number: 05561M796

 ENHANCED INCOME FUND

     CUSIP Number: 05561M598

 HIGH YIELD FUND

     CUSIP Number: 05561M556

 INTERMEDIATE GOVERNMENT FUND

     CUSIP Number: 05561M762

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

     CUSIP Number: 05561M754

 INTERMEDIATE TAX-EXEMPT FUND

     CUSIP Number: 05561M820

 INTERNATIONAL EQUITY FUND

     CUSIP Number: 05561M846

 U.S. BOND MARKET INDEX FUND

     CUSIP Number: 05561M663

 LARGE CAP EQUITY FUND

     CUSIP Number: 05561M770

 LARGE CAP GROWTH FUND

     CUSIP Number: 05561M887

 LARGE CAP VALUE FUND

     CUSIP Number: 05561M689

 MULTI-CAP EQUITY FUND

     CUSIP Number: 05561M572

 S&P 500 INDEX FUND

     CUSIP Number: 05561M648

 SMALL CAP CORE EQUITY FUND

     CUSIP Number: 05561M374

 SMALL CAP GROWTH FUND

     CUSIP Number: 05561M861

BNY HAMILTON

 CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:

.. U.S. and foreign corporations

.. the U.S. government or its agencies

Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the sectors above. The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields.

The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in mortgage-backed securities, foreign securities and non-investment grade debt obligations.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

BNY Hamilton Core Bond Fund

MAIN INVESTMENT RISKS

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.

The value of debt securities is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

Investments in non-investment grade bonds involve additional risks. High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Understanding Intermediate-Term Bonds:

The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve. The risk curve for bonds typically has a positive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

The Fund invests primarily in intermediate-term bonds, which occupy a middle ground, offering moderate price stability and current income.

                                                    BNY Hamilton Core Bond Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
---------------------------------------------------------------------------
                              [CHART]

 1996   1997   1998    1999    2000   2001   2002    2003    2004     2005
 -----  -----  -----  -------  -----  -----  -----  ------  ------   ------
 1.82   8.18   8.56   -1.47    9.37   7.21   8.08    3.43    3.91     1.57


Best Quarter: Q2 '95 +6.28  Worst Quarter: Q1 '96 -2.90

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Core Bond Fund has changed from the Lehman Intermediate Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Advisor believes that the Lehman Brothers Aggregate Bond Index provides a more appropriate basis for comparison in light of the Fund's investment policies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ---------------------------------------------------

                                          1 Year 5 Years 10 Years
              ---------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/             1.57   4.81     5.01
              Institutional Shares Return
               After Taxes on
               Distributions/1/            0.08   2.97     3.13
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/              1.01   3.03     3.14
              Lehman Intermediate Gov't/
               Credit Index (reflects no
               deduction for fees,
               expenses or taxes)/2/       1.58   5.49     5.80
              Lehman Brothers Aggregate
               Bond Index (reflects no
               deduction for fees,
               expenses or taxes)/3/       2.43   5.87     6.17

* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.
3 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

BNY Hamilton Core Bond Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.18

               Total annual operating expenses          0.68


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   69     218     379     847

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


                                                    BNY Hamilton Core Bond Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                      Year Ended December 31,
                                                            -------------------------------------------
Institutional Shares                                          2005     2004     2003     2002   2001/1/
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          10.25    10.29    10.51    10.24    10.12
                                                            -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                   0.39     0.37     0.37     0.52     0.58
  Net realized and unrealized gain (loss) on investments      (0.23)    0.03    (0.02)    0.28     0.14
                                                            -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                 0.16     0.40     0.35     0.80     0.72
Dividends and distributions:
  Dividends from net investment income                        (0.43)   (0.42)   (0.45)   (0.53)   (0.60)
  Distributions from capital gains                               --    (0.02)   (0.12)      --       --
                                                            -------  -------  -------  -------  -------
  Total dividends and distributions                           (0.43)   (0.44)   (0.57)   (0.53)   (0.60)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                 9.98    10.25    10.29    10.51    10.24
                                                            -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/      1.57     3.91     3.43     8.08     7.21

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         404,483  460,684  462,005  472,896  436,985
Ratio of expenses (after reduction) to average net assets      0.68     0.73     0.79     0.79     0.78
Ratio of expenses (before reduction) to average net assets     0.68     0.73     0.79     0.80     0.79
Ratio of net investment income (after reduction) to average
 net assets                                                    3.85     3.58     3.57     5.02     5.69
Portfolio turnover rate                                          94       72      110       98      106

1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Core Bond Fund

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (securities rated Baa/BBB and above) fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund's investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund will pursue its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short") duration. The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities and in order to maintain the Fund's ultra short duration. The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For

                                              BNY Hamilton Enhanced Income Fund
purposes of mortgage- and asset-backed securities, the weighted average life will be used to determine the security's maturity.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. The risk is magnified with lower-rated bonds.

When interest rates drop, holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.


BNY Hamilton Enhanced Income Fund

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

--------------------------------------------------------------------------------
Weighted Average Life:

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

                                              BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
--------------------------------------------------------
                                    [CHART]


  2003      2004      2005
 ------    ------    ------
  1.86      0.76      2.88


Best Quarter: Q1 '03 +1.04   Worst Quarter: Q3 '03 -0.07

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                                           Since
                                                  1 Year Inception
              ----------------------------------------------------
              Institutional Shares Return Before
               Taxes/1/                            2.88    1.94
              Institutional Shares Return After
               Taxes on Distributions/1/           1.86    1.14
              Institutional Shares Return After
               Taxes on Distributions and Sale of
               Fund Shares/1/                      1.86    1.18
              Lehman Brothers 9-12 Month
               Treasury Note Index (reflects no
               deduction for fees, expenses or
               taxes)/2,3/                         2.53    1.92
              Merrill Lynch US Dollar LIBOR
               3-Month Constant Maturity Index
               (reflects no deduction for fees,
               expenses or taxes)/3,4/             3.14    1.92

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Institutional Shares commenced operations on 5/1/02.
2 The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
3 Average annual total return since Fund inception as of 5/1/02.
4 The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.

BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.10
               Distribution (12b-1 fees)                None
               Other expenses                           0.19

               Total annual operating expenses          0.29

               Fees waived/(a)/                         0.04

               Net expenses                             0.25

(a)The Advisor has contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.25% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   26     85      155     360

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


                                              BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                             Year Ended December 31,
                                                                       ---------------------------------
Institutional Shares                                                    2005     2004     2003    2002/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.98     2.00     2.00     2.00
                                                                       ------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                             0.05     0.03     0.03     0.03
  Net realized and unrealized gain on investments                        0.01    (0.02)    0.01       --
                                                                       ------  -------  -------  -------
  Total gain from investment operations                                  0.06     0.01     0.04     0.03
Dividends:
  Dividends from net investment income                                  (0.06)   (0.03)   (0.04)   (0.03)
                                                                       ------  -------  -------  -------
Net asset value at end of year                                           1.98     1.98     2.00     2.00
                                                                       ------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/                2.88     0.76     1.86     1.63

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    87,151  324,670  426,475  230,467
Ratio of expenses (after reduction) to average net assets                0.25     0.25     0.25     0.25/2/
Ratio of expenses (before reduction) to average net assets               0.29     0.27     0.29     0.38/2/
Ratio of net investment income (after reduction) to average net assets   2.90     1.51     1.56     1.97/2/
Portfolio turnover rate                                                    51      105       87       40

1  Institutional Shares were first offered on 5/1/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's").

Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C, in deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The Fund generally will focus on investments that have the following characteristics:

.. industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity.

The Fund may invest up to 20% of its assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The Fund's investments include U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risks, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher yielding premium mortgage securities because of their lower prepayment risks.

                                                   BNY Hamilton High Yield Fund

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. Debt securities are subject to credit risk. The risk is magnified with lower rated bonds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Further, high yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

When interest rates drop, issuers of high yield bonds and holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, issuers of high yield bonds and mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


BNY Hamilton High Yield Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
-------------------------------------------------------
                                    [CHART]

                                2004      2005
                               ------    ------
                                8.08      2.08


Best Quarter: Q3 '04 +4.63  Worst Quarter: Q1 '05 -1.80

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average Annual Total Returns as of 12/31/05*
              ----------------------------------------------------

                                                           Since
                                                  1 Year Inception
              ----------------------------------------------------
              Institutional Shares Return Before
               Taxes                               2.08    6.21
              Institutional Shares Return After
               Taxes on Distributions/1/          -0.33    3.82
              Institutional Shares Return After
               Taxes on Distributions and Sale of
               Fund Shares/1/                      1.35    3.91
              Merrill Lynch BB-B Non-Distressed
               Index (reflects no deduction for
               fees, expenses or taxes)/2,3/       3.43    8.67

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1 fees)                None
               Other expenses                           0.21

               Total annual operating expenses          0.81
               Fees waived/(a)/                         0.00

               Net expenses                             0.81

 (a)The Advisor has contractually agreed to limit the operating expenses of the Institutional Shares of the Fund to 0.89% of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   83     259     450    1,002

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.

--------------------------------------------------------------------------------
1 Institutional Shares commenced operations on 5/1/03.
2 Average annual return since 5/1/03.
3 The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and B rated corporate bonds.

                                                   BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on May 1, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                          Year Ended December 31,
                                                                       ---------------------------
Institutional Shares                                                     2005      2004     2003/1/
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   10.35    10.23      10.00
                                                                       -------  -------    -------
Gain from investment operations:
  Net investment income/(a)/                                              0.57     0.59       0.36
  Net realized and unrealized gain on investments                        (0.37)    0.20       0.25
                                                                       -------  -------    -------
  Total gain from investment operations                                   0.20     0.79       0.61
                                                                       -------  -------    -------
Dividends and distributions:
  Dividends from net investment income                                   (0.66)   (0.67)     (0.38)
  Distributions from capital gains                                       (0.03)      --/3/      --
                                                                       -------  -------    -------
  Total dividends and distributions                                      (0.69)   (0.67)     (0.38)
                                                                       -------  -------    -------
Net asset value at end of period                                          9.86    10.35      10.23
                                                                       -------  -------    -------
Total investment return based on net asset value (%)/(b)/                 2.08     8.08       6.47

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  183,206  166,587    102,701
Ratio of expenses (after reduction) to average net assets                 0.81     0.89       0.89/2/
Ratio of expenses (before reduction) to average net assets                0.81     0.96       1.22/2/
Ratio of net investment income (after reduction) to average net assets    5.70     5.75       5.69/2/
Portfolio turnover rate                                                     88       72         42

1  Institutional Shares commenced operations on 5/1/03.
2  Annualized.
3  Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. The Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the

                                      BNY Hamilton Intermediate Government Fund
duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Fund has low exposure to credit risk because most of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value. Further, indebtedness of certain of these agencies, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are not entitled to the full faith and credit of the United States and are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.

Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and Ginnie Mae (GNMA), though they may be issued by private firms.

BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------------------------
                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 3.16    7.85    7.49    -0.73   11.03   6.99    10.39   1.86    3.18    2.51

Best Quarter: Q2 '95 +5.48    Worst Quarter: Q2 '04 -2.20

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              2.51   4.94     5.31
              Institutional Shares Return
               After Taxes on
               Distributions/1/             0.88   3.17     3.25
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               1.62   3.15     3.25
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  1.69   4.82     5.50

* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Intermediate Government Fund.
2 The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.
                                      BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses                           0.28

               Total annual operating expenses          0.78

               Fees waived/(a)/                         0.13

               Net expenses                             0.65

(a)The Advisor contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.65% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   66     222     407     941

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waivers/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                          Year Ended December 31,
                                                                ------------------------------------------
Institutional Shares                                              2005     2004     2003     2002   2001/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              10.15    10.28    10.51     9.99    9.85
                                                                -------  -------  -------  -------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.39     0.37     0.35     0.46    0.51
  Net realized and unrealized gain (loss) on investments          (0.14)   (0.05)   (0.16)    0.55    0.17
                                                                -------  -------  -------  -------  ------
  Total gain (loss) from investment operations                     0.25     0.32     0.19     1.01    0.68
Dividends:
  Dividends from net investment income                            (0.46)   (0.45)   (0.42)   (0.49)  (0.54)
                                                                -------  -------  -------  -------  ------
Net asset value at end of year                                     9.94    10.15    10.28    10.51    9.99
                                                                -------  -------  -------  -------  ------
Total investment return based on net asset value (%)/(b)/          2.51     3.18     1.86    10.39    6.99

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             114,209  111,963  112,584  116,056  86,160
Ratio of expenses (after reduction) to average net assets          0.65     0.72     0.79     0.79    0.79
Ratio of expenses (before reduction) to average net assets         0.78     0.86     0.89     0.89    0.93
Ratio of net investment income (after reduction) to average net
 assets                                                            3.88     3.65     3.39     4.45    5.15
Portfolio turnover rate                                              29        8       87       41      44

1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. "Assets" means net assets plus the amount of borrowings for investment purposes. These bonds and notes are also exempt from the federal alternative minimum tax. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations which are securities rated Baa/BBB and above, as well as their unrated equivalents. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.

BNY Hamilton Intermediate New York Tax-Exempt Fund

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------------------------
                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 3.47    6.39    5.30   -1.35    8.66    4.77    8.79    3.71    2.35    2.01


Best Quarter: Q1 '95 +5.00   Worst Quarter: Q2 '99 -1.87

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              2.01   4.32     4.38
              Institutional Shares Return
               After Taxes on
               Distributions/1/             1.99   4.24     4.34
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               2.48   4.19     4.29
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  1.09   4.61     4.82

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Intermediate New York Tax-Exempt Fund.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses                           0.27

               Total annual operating expenses          0.77

               Fees waived/(a)/                         0.18

               Net expenses                             0.59

(a)The Advisor contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.59% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   60     209     391     920

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waivers/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                        Year Ended December 31,
                                                                --------------------------------------
Institutional Shares                                             2005    2004    2003    2002   2001/1/
-------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             10.89   11.00   11.02   10.55   10.54
                                                                ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                      0.35    0.35    0.37    0.39    0.41
  Net realized and unrealized gain (loss) on investments         (0.14)  (0.08)   0.03    0.52    0.09
                                                                ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                    0.21    0.27    0.40    0.91    0.50
Dividends and distributions:
  Dividends from net investment income                           (0.35)  (0.35)  (0.37)  (0.40)  (0.41)
  Distributions from capital gains                               (0.01)  (0.03)  (0.05)  (0.04)  (0.08)
                                                                ------  ------  ------  ------  ------
  Total dividends and distributions                              (0.36)  (0.38)  (0.42)  (0.44)  (0.49)
                                                                ------  ------  ------  ------  ------
Net asset value at end of year                                   10.74   10.89   11.00   11.02   10.55
                                                                ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/         2.01    2.35    3.71    8.79    4.77

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             95,160  88,706  72,127  55,992  44,164
Ratio of expenses (after reduction) to average net assets         0.59    0.68    0.79    0.79    0.79
Ratio of expenses (before reduction) to average net assets        0.77    0.85    0.93    0.97    1.10
Ratio of net investment income (after reduction) to average net
 assets                                                           3.26    3.19    3.39    3.58    3.83
Portfolio turnover rate                                             16      11      10      13      17

1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. These obligations are also exempt from the federal alternative minimum tax. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations issued by U.S. states, territories and municipalities. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Securities


The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt.
Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.

BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------------------------
                          [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 3.69    6.09    5.37   -2.06    9.30    4.58    9.24    3.65    2.23    1.42


Best Quarter: Q1 '95 +4.64    Worst Quarter: Q2 '99 -2.31

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              1.42   4.19     4.30
              Institutional Shares Return
               After Taxes on
               Distributions/1/             1.32   4.02     4.15
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               2.16   4.08     4.14
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  1.09   4.61     4.82

*Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds, including the Fund.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses                           0.19

               Total annual operating expenses          0.69

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   70     221     384     859

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses.


BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                          Year Ended December 31,
                                                                -------------------------------------------
Institutional Shares                                              2005     2004     2003     2002   2001/1/
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              10.10    10.28    10.45    10.02    10.01
                                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.32     0.32     0.34     0.38     0.40
  Net realized and unrealized gain (loss) on investments          (0.18)   (0.09)    0.04     0.53     0.06
                                                                -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                     0.14     0.23     0.38     0.91     0.46
Dividends and distributions:
  Dividends from net investment income                            (0.32)   (0.32)   (0.35)   (0.38)   (0.40)
  Distributions from capital gains                                (0.06)   (0.09)   (0.20)   (0.10)   (0.05)
                                                                -------  -------  -------  -------  -------
  Total dividends and distributions                               (0.38)   (0.41)   (0.55)   (0.48)   (0.45)
                                                                -------  -------  -------  -------  -------
Net asset value at end of year                                     9.86    10.10    10.28    10.45    10.02
                                                                -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/          1.42     2.23     3.65     9.24     4.58

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             247,252  267,177  277,390  281,046  252,992
Ratio of expenses (after reduction) to average net assets          0.69     0.76     0.79     0.79     0.79
Ratio of expenses (before reduction) to average net assets         0.69     0.77     0.79     0.79     0.81
Ratio of net investment income (after reduction) to average net
 assets                                                            3.21     3.12     3.22     3.70     3.93
Portfolio turnover rate                                              41       31       36       34       24

1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to match the performance of the Lehman Bond Index as closely as possible before the deduction of Fund expenses. Through the use of portfolio sampling, the Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally-recognized statistical rating organization ("rating agency"). At March 31, 2006, the average maturity of securities in the Lehman Bond Index was
7.12 years, and the credit quality of securities in the Index ranged from Aaa+ to BBB- (by Standard & Poor's Corporation) or Baa- (by Moody's Investors Service, Inc.). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with this Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The Fund's investment is also subject to interest rate and credit risks. Interest rate risk is the risk that when interest rates rise, the value of debt instruments generally falls. In general, changes in interest rates cause greater fluctuations in the market value of longer-term securities than of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Many debt securities are subject to prepayment risk, i.e., the risk that an issuer of a security can repay principal prior to the security's maturity. Such securities generally offer less potential for gains during a declining interest rate environment and similar potential for loss in a rising interest rate environment.

BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------
                                    [CHART]

                       2001    2002    2003    2004    2005
                      ------  ------  ------  ------  ------
                       8.07    9.95    3.69    4.25    2.10


Best Quarter: Q3 '02 +4.73    Worst Quarter: Q2 '04 -2.49

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                                           Since
                                          1 Year 5 Years Inception
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/             2.10   5.56     6.55
              Institutional Shares Return
               After Taxes on
               Distributions/1/            0.42   3.48     4.36
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/              1.35   3.51     4.29
              Lehman Brothers Aggregate
               Bond Index (reflects no
               deduction for fees,
               expenses or taxes)/2,3/     2.43   5.87     6.86

* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Institutional Shares commenced operations on 4/28/00.
2 Average annual total return since 5/1/00.
3 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.

                                       BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load," shareholders pay no fees or out-of-pocket expenses.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.25
               Distribution (12b-1) fees                None
               Other expenses                           0.29

               Total annual operating expenses          0.54

               Fees waived/(a)/                         0.19

               Net expenses                             0.35

(a)The Advisor has contractually agreed to limit the expenses of the Fund to 0.35% for the Institutional Shares of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   36     134     263     640

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                           Year Ended December 31,
                                                                --------------------------------------------
Institutional Shares                                              2005      2004      2003     2002   2001/1/
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             10.66     10.74      10.87    10.42   10.44
                                                                ------    ------    -------  -------  ------
Gain from investment operations:
  Net investment income/(a)/                                      0.43      0.42       0.38     0.46    0.63
  Net realized and unrealized gain on investments                (0.21)     0.02       0.01     0.54    0.19
                                                                ------    ------    -------  -------  ------
  Total gain from investment operations                           0.22      0.44       0.39     1.00    0.82
Dividends and distributions:
  Dividends from net investment income                           (0.50)    (0.52)     (0.51)   (0.54)  (0.65)
  Distributions from capital gains                                  --/2/     --/2/   (0.01)   (0.01)  (0.19)
                                                                ------    ------    -------  -------  ------
  Total dividends and distributions                              (0.50)    (0.52)     (0.52)   (0.55)  (0.84)
                                                                ------    ------    -------  -------  ------
Net asset value at end of year                                   10.38     10.66      10.74    10.87   10.42
                                                                ------    ------    -------  -------  ------
Total investment return based on net asset value (%)/(b)/         2.10      4.25       3.69     9.95    8.07

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             90,402    93,791    149,107  128,173  23,585
Ratio of expenses (after reduction) to average net assets         0.35      0.35       0.35     0.35    0.35
Ratio of expenses (before reduction) to average net assets        0.54      0.61       0.62     0.71    1.24
Ratio of net investment income (after reduction) to average net
 assets                                                           4.09      4.00       3.53     4.45    5.93
Portfolio turnover rate                                            114        73        131      149     103

1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
2  Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                       BNY Hamilton U.S. Bond Market Index Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2006, the MSCI EAFE Index included companies with market capitalizations of approximately $264 million to $237.5 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

BNY Hamilton International Equity Fund

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. And to the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

                                         BNY Hamilton International Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
---------------------------------------------------------------------------
                                  [CHART]

  1998      1999      2000     2001      2002       2003     2004     2005
 ------    ------   -------   -------   -------    ------   ------   ------
 20.84     43.45    -23.99    -25.20    -21.07     35.13    15.85     13.14


Best Quarter: Q4 '99 +29.58    Worst Quarter: Q3 '02  -18.94

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                                           Since
                                          1 Year 5 Years Inception
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/            13.14   0.90     4.52
              Institutional Shares Return
               After Taxes on
               Distributions/1/           12.56   0.65     4.09
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/              8.54   0.62     3.78
              MSCI EAFE Index (reflects
               no deduction for fees,
               expenses or taxes)/2,3/    14.02   4.94     6.52

* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 Institutional Shares commenced operations on 4/1/97.
2 Average annual return since 4/1/97.
3 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

            Fee table (% of average net assets)
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)
            -------------------------------------------------------
            Redemption Fee on shares held 60 days or
             fewer (as a % of amount redeemed)*           2.00

            Annual Operating Expenses (expenses
             that are deducted from fund assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.34

            Total annual operating expenses               0.84

* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. Shares held for more than 60 calendar days are not subject to the redemption fee.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   86     268     466    1,037

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


                                         BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                        Year Ended December 31,
                                                              -------------------------------------------
Institutional Shares                                            2005     2004     2003     2002     2001
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            11.32     9.89     7.38     9.35    12.50
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                     0.20     0.14     0.10     0.06     0.02
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                 1.29     1.42     2.49    (2.03)   (3.17)
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   1.49     1.56     2.59    (1.97)   (3.15)
Dividends and distributions:
  Dividends from net investment income                          (0.19)   (0.13)   (0.08)      --       --
  Distributions from capital gains                                 --       --       --       --       --
                                                              -------  -------  -------  -------  -------
  Total dividends and distributions                             (0.19)   (0.13)   (0.08)      --       --
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                  12.62    11.32     9.89     7.38     9.35
                                                              -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/       13.14    15.85    35.13   (21.07)  (25.20)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           308,769  219,404  144,908  115,773  172,417
Ratio of expenses to average net assets                          0.84     1.08     1.31     1.44     1.27
Ratio of net investment income to average net assets             1.71     1.37     1.24     0.66     0.19
Portfolio turnover rate                                            11       31      101      307      169

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in large, established companies with proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that appear to offer the following:

.. Potential for above average earnings and revenue growth

.. Sustainable competitive advantage

.. Strong or improving financial condition

.. Earnings power that is either unrecognized or underestimated

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could

                                             BNY Hamilton Large Cap Equity Fund
limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.


BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------------------------
                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.58   26.09   13.18   14.51    6.56   -14.82  -18.05  22.17    9.35    6.42


Best Quarter: Q4 '99 +13.74  Worst Quarter: Q3 '02 -12.87

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

             Average annual total returns (%) as of 12/31/05*
             -----------------------------------------------------

                                           1 Year 5 Years 10 years
             -----------------------------------------------------
             Institutional Shares Return
              Before Taxes/1/               6.42   -0.15    7.53
             Institutional Shares Return
              After Taxes on
              Distributions/1/              5.19   -1.08    5.53
             Institutional Shares Return
              After Taxes on
              Distributions and Sales of
              Fund Shares/1/                4.88   -0.62    5.58
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/2/         4.92    0.54    9.07

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly Investor Shares) of the Fund.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                             BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1) fees                None
               Other expenses                           0.19

               Total annual operating expenses          0.79

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   81     252     439     978

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2005     2004     2003     2002     2001
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        13.26    12.37    10.34    12.94    15.78
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income)/(a)/                                0.13     0.28     0.26     0.28     0.30
  Net realized and unrealized gain (loss) on investments     0.72     0.86     2.00    (2.59)   (2.62)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               0.85     1.14     2.26    (2.31)   (2.32)
Dividends and distributions:
  Dividends from net investment income                      (0.18)   (0.25)   (0.23)   (0.26)   (0.28)
  Distributions from capital gains                          (0.55)      --       --    (0.03)   (0.24)
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (0.73)   (0.25)   (0.23)   (0.29)   (0.52)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              13.38    13.26    12.37    10.34    12.94
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    6.42     9.35    22.17   (18.05)  (14.82)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       360,168  343,346  347,684  330,652  424,070
Ratio of expenses to average net assets                      0.79     0.85     0.91     0.89     0.87
Ratio of net investment income to average net assets         0.99     2.24     2.36     2.43     2.16
Portfolio turnover rate                                        52       40       24       29       41

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)

The Fund's portfolio generally includes large- capitalization stocks of 40 to 80 companies whose market capitalizations are $5 billion or more.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in large-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial

BNY Hamilton Large Cap Growth Fund
information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
-------------------------------------------------------------------------------
                               [CHART]

 1996    1997    1998    1999    2000    2001     2002    2003    2004    2005
------  ------  ------  ------  ------  -------  ------  ------  ------  ------
 24.17   31.21   23.69   37.13   -1.99   -24.49  -23.26   22.99    3.63   0.07


Best Quarter: Q4 '99 +24.40    Worst Quarter: Q1 '01 -19.83

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Large Cap Growth Fund has changed from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The Advisor believes that the Russell 1000(R) Growth Index provides a more appropriate basis for comparison in light of the Fund's investment policies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

             Average annual total returns (%) as of 12/31/05
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Institutional Shares Return
              Before Taxes/1/               0.07   -5.87    7.19
             Institutional Shares Return
              After Taxes on
              Distributions/1/             -3.18   -6.81    5.62
             Institutional Shares Return
              After Taxes on
              Distributions and Sale of
              Fund Shares/1/                3.91   -5.03    5.93
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/2/         4.92    0.54    9.07
             Russell 1000(R) Growth
              Index (reflects no
              deduction for fees,
              expenses or taxes)/3/         5.27   -3.58    6.73

* Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 The Russell 1000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 1000(R) Index with a greater than average growth orientation.

BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1) fees                None
               Other expenses                           0.22

               Total annual operating expenses          0.82

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   84     262     455    1,014

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


                                             BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2005     2004     2003     2002     2001
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         9.60     9.50     7.78    10.21    13.89
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                 0.02     0.09     0.07     0.06     0.05
  Net realized and unrealized gain (loss) on investments    (0.02)    0.25     1.71    (2.43)   (3.43)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               0.00     0.34     1.78    (2.37)   (3.38)
Dividends and distributions:
  Dividends from net investment income                      (0.02)   (0.09)   (0.06)   (0.06)   (0.06)
  Distributions from capital gains                          (1.85)   (0.15)      --       --    (0.24)
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (1.87)   (0.24)   (0.06)   (0.06)   (0.30)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               7.73     9.60     9.50     7.78    10.21
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    0.07     3.63    22.99   (23.26)  (24.49)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       205,786  336,716  348,188  287,666  403,925
Ratio of expenses to average net assets                      0.82     0.85     0.90     0.90     0.88
Ratio of net investment income to average net assets         0.19     0.91     0.77     0.70     0.49
Portfolio turnover rate                                       101       90       20       18       14

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund's Advisor's strategy is to use a top-down value-oriented approach to choosing stocks. The Advisor identifies large capitalization stocks that are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Advisor uses when analyzing individual issuers include:

.. relative earnings growth

.. profitability trends

.. relatively low price-to-earnings and price-to-book ratios

.. issuers' financial strength

.. valuation analysis and strength of management

.. risk-adjusted growth combined with dividend yield

The Advisor uses this selection analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Advisor in selecting securities include:

.. near-term catalysts, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

.. a management team committed to its shareholders' interests

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

                                              BNY Hamilton Large Cap Value Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large- capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Investors are often attracted to small companies for their specialization and innovation.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies


The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
---------------------------------------------------------
                [CHART]

 2001    2002    2003    2004    2005
------  ------  ------  ------  ------
 -6.87  -11.31   28.72    9.21   8.74


Best Quarter: Q4 '01 +14.11  Worst Quarter: Q3 '01 -16.54

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ---------------------------------------------------

                                                          Since
                                         1 Year 5 Years Inception
              ---------------------------------------------------
              Institutional Shares
               Return Before Taxes/1/     8.74   4.77      3.85
              Institutional Shares
               Return After Taxes on
               Distributions/1/           7.70   4.21      3.29
              Institutional Shares
               Return After Taxes on
               Distributions and Sale
               of Fund Shares/1/          6.31   3.81      3.00
              S&P 500(R) Index (reflects
               no deduction for fees,
               expenses or taxes)/2,3/    4.92   0.54     -1.07

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Institutional Shares commenced operations on 4/28/00.
2 Average annual total return since Fund inception as of 5/1/00.
3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                              BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1) fees                None
               Other expenses                           0.21

               Total annual operating expenses          0.81

               Fees waived/(a)/                         0.01

               Net expenses                             0.80

(a)The Advisor has contractually agreed to limit the expenses of Institutional Shares of the Fund to 0.80% of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   82     257     448    1,000

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                         Year Ended December 31,
                                                                -----------------------------------------
Institutional Shares                                              2005     2004     2003    2002    2001
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              10.76    10.01     7.86    8.94    9.71
                                                                -------  -------  -------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.18     0.18     0.11    0.08    0.11
  Net realized and unrealized gain (loss) on investments           0.76     0.73     2.14   (1.09)  (0.78)
                                                                -------  -------  -------  ------  ------
  Total gain (loss) from investment operations                     0.94     0.91     2.25   (1.01)  (0.67)
Dividends and distributions:
  Dividends from investment income                                (0.17)   (0.16)   (0.10)  (0.07)  (0.10)
  Distributions from capital gains                                (0.34)      --       --      --      --
                                                                -------  -------  -------  ------  ------
Total dividends and distributions                                 (0.51)   (0.16)   (0.10)  (0.07)  (0.10)
                                                                -------  -------  -------  ------  ------
Net asset value at end of year                                    11.19    10.76    10.01    7.86    8.94
                                                                -------  -------  -------  ------  ------
Total investment return based on net asset value (%)/(b)/          8.74     9.21    28.72  (11.31)  (6.87)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             310,927  236,631  129,318  48,272  19,433
Ratio of expenses (after reduction) to average net assets          0.80     0.80     0.80    0.80    0.80
Ratio of expenses (before reduction) to average net assets         0.81     0.91     1.10    1.30    2.14
Ratio of net investment income (after reduction) to average net
 assets                                                            1.59     1.73     1.22    0.96    1.19
Portfolio turnover rate                                              43       37       12      10       2

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                              BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

Institutional Shares of this Fund are not currently open to investment.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500(R) Index ("S&P 500(R) Index").

In addition to seeking capital growth, the Fund seeks to achieve growth of income by investing in securities currently paying dividends. The Fund may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500(R) Index will be represented in the Fund's portfolio. The portfolio manager will consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

BNY Hamilton Multi-Cap Equity Fund

Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small- and medium-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small- and medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Fund invests in small and medium capitalization stocks, it will be exposed to these risks.

While the emphasis of the Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                             BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods on or after December 10, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The GW&K Equity Fund and the Partnership were managed by GW&K with investment objectives, policies and strategies materially equivalent to those employed by GW&K in managing the Fund. The Fund succeeded to the prior performance of the GW&K Equity Fund on October 7, 2002, when the reorganization of the GW&K Equity Fund into the Fund was consummated. Since October 7, 2002, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Fund.

While, as sub-advisor to the Fund, GW&K employs investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the GW&K Equity Fund and the Partnership, in managing the Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Fund (and were incurred by the GW&K Equity Fund) that were not incurred by the Partnership.

This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and patterns of price volatility. Returns for the Fund's single best and single worst quarter suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
-------------------------------------------------------------------------------
                                           [CHART]

 1996    1997    1998    1999    2000    2001    2002     2003    2004    2005
------  ------  ------  ------  ------  ------- -------  ------  ------  ------
 15.96   25.51   17.68   31.29   12.83  -19.62  -27.55   31.50    11.72   7.59


Best Quarter: Q4 '99 +24.53  Worst Quarter: Q3 '02 -21.54

--------------------------------------------------------------------------------
1 Because Institutional Shares have not been opened to investment as of the date of this prospectus, performance figures are based on the performance of the Fund's Class A Shares (formerly, Investor Shares).

BNY Hamilton Multi-Cap Equity Fund

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with average annual returns for the S&P 500(R) Index, the Russell 2000(R) Index and the Russell 3000(R) Index. Effective July 5, 2005, the benchmark index for the Multi-Cap Equity Fund has changed from the S&P 500(R) Index and the Russell 2000(R) Index to the Russell 3000(R) Index. The Advisor believes that the Russell 3000(R) Index provides a more appropriate basis for comparison in light of the Fund's investment policies. Average annual returns for the indexes do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not an indication of future performance.

            Average annual total returns (%) as of 12/31/05*
            --------------------------------------------------------
                                             1 Year 5 Years 10 Years
            --------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                  1.94   -2.70    8.26
            Institutional Shares Return
             After Taxes on Distributions/1/  1.71   -2.93    7.61
            Institutional Shares Return
             After Taxes on Distributions
             and Sale of Fund Shares/1/       1.26   -2.38    7.06
            S&P 500(R) Index (reflects no
             deduction for fees,
             expenses or taxes)/2/            4.92    0.54    9.07
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/3/            4.56    8.23    9.26
            Russell 3000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/4/            6.14    1.58    9.20

* Assumptions: All dividends and distributions are reinvested.

FEES AND EXPENSES
The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.75
               Distribution (12b-1 fees)                None
               Other expenses                           0.25
               Total annual operating expenses          1.00
               Fees waived/(a)/                         1.00
               Net expenses                             1.00

(a)The Advisor has contractually agreed to limit the operating expenses of the Institutional Shares of the Fund to 1.00% of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  102     318     552    1,225

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.

FINANCIAL HIGHLIGHTS

Because Institutional Shares have not been opened to investment as of the date of this Prospectus, there are no financial highlights for these Shares.


--------------------------------------------------------------------------------
1 Because Institutional Shares have not been opened to investment as of the date of this prospectus, performance figures are based on the performance of the Fund's Class A Shares (formerly, Investor Shares).
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.
4 The Russell 3000(R) Index is an unmanaged index which represents the 3,000 largest U.S. companies.

                                             BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)").

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its assets in stocks that comprise the S&P 500(R). As of March 31, 2006, the S&P 500(R) included companies with market capitalizations of approximately $490 million to $378.7 billion. The Advisor uses a full replication approach, in which all stocks in the S&P 500(R) are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks included in the S&P 500(R) could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
---------------------------------------------------------
                                    [CHART]

 2001    2002    2003    2004    2005
------  ------  ------  ------  ------
-12.44  -22.43   28.17   10.46   4.57


Best Quarter: Q2 '03 +15.30  Worst Quarter: Q3 '02 -17.35

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

             Average annual total returns (%) as of 12/31/05*
             ------------------------------------------------------

                                                            Since
                                           1 Year 5 Years Inception
             ------------------------------------------------------
             Institutional Shares Return
              Before Taxes/1/               4.57    0.11    -1.50
             Institutional Shares Return
              After Taxes on
              Distributions/1/              3.06   -0.59    -2.15
             Institutional Shares Return
              After Taxes on
              Distributions and Sale of
              Fund Shares/1/                4.28   -0.20    -1.55
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/2,3/       4.92    0.54    -1.07

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Institutional Shares commenced operations on 4/28/00.
2 Average annual total return since 5/1/00.
3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                                BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.25
               Distribution (12b-1) fees                None
               Other expenses                           0.25

               Total annual operating expenses          0.50

               Fees waived/(a)/                         0.15

               Net expenses                             0.35

(a)The Advisor has contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.35% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   36     129     249     598

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                         Year Ended December 31,
                                                                ----------------------------------------
Institutional Shares                                              2005     2004    2003    2002    2001
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               8.25     7.59    6.00    7.83    9.07
                                                                -------  -------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.13     0.13    0.10    0.09    0.09
  Net realized and unrealized gain (loss) on investments           0.25     0.66    1.58   (1.84)  (1.21)
                                                                -------  -------  ------  ------  ------
  Total gain (loss) from investment operations                     0.38     0.79    1.68   (1.75)  (1.12)
Dividends and distributions:
  Dividends from net investment income                            (0.12)   (0.13)  (0.09)  (0.08)  (0.09)
  Distribution from capital gains                                 (0.54)      --      --      --   (0.03)
                                                                -------  -------  ------  ------  ------
  Total dividends and distributions                               (0.66)   (0.13)  (0.09)  (0.08)  (0.12)
                                                                -------  -------  ------  ------  ------
Net asset value at end of year                                     7.97     8.25    7.59    6.00    7.83
                                                                -------  -------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/          4.57    10.46   28.17  (22.43) (12.44)

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             131,541  119,104  92,237  57,266  27,380
Ratio of expenses (after reduction) to average net assets          0.35     0.35    0.35    0.35    0.35
Ratio of expenses (before reduction) to average net assets         0.50     0.65    0.82    0.96    1.59
Ratio of net investment income (after reduction) to average net
 assets                                                            1.54     1.70    1.44    1.34    1.09
Portfolio turnover rate                                              49       17      40      32      94

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 SMALL CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies.

PRINCIPAL INVESTMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. The Fund considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range used by the Russell 2000(R) Index to determine its components. As of March 31, 2006, the Russell 2000(R) Index included companies with market capitalizations of approximately $13 million to $5.41 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.

The Fund's portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper range used by the Russell 2000 Index. The Fund will not invest its assets in a set percentage of value or growth stocks.

Although most of the Fund's investments are expected to be domestic, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowing for investment purposes. (The Fund will provide its shareholders with at least 60-days' prior notice of any change in this non-fundamental "80%" policy). As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Because the prices of the small company stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole. Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other or other types of stocks.

Investing in small company stocks generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, small companies tend

BNY Hamilton Small Cap Core Equity Fund
to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

Since the Fund has less than one calendar year of performance, performance for the Fund is not included in this part of the prospectus.

--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund' web site.

                                        BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.75
             Distribution (12b-1 fees)                    None
             Other expenses                               0.46

             Total annual operating expenses              1.21
             Fee waiver/reimbursement*                    0.21
             Net annual operating expenses                1.00

*The Advisor has contractually agreed to limit the operating expenses of Institutional Shares of the Fund to 1.00% of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment ($)*
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  $102   $341     623    1,428

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.



BNY Hamilton Small Cap Core Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

                                                                        Year Ended
                                                                       December 31,
Institutional Shares                                                     2005/1/
-----------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------
Net asset value at beginning of year                                       10.00
                                                                       ------------
Gain from investment operations:
  Net investment income/(a)/                                                0.01
  Net realized and unrealized gain on investments                           1.15
                                                                       ------------
  Total gain from investment operations                                     1.16
Dividends:
  Dividends from net investment income                                     (0.01)
                                                                       ------------
Net asset value at end of year                                             11.15
                                                                       ------------
Total investment return based on net asset value (%)/(b)/                  11.55

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      108,758
Ratio of expenses (after reduction) to average net assets                   1.00
Ratio of expenses (before reduction) to average net assets                  1.21
Ratio of net investment income (after reduction) to average net assets      0.11
Portfolio turnover rate                                                       12

1  Fund commenced operations on March 2, 2005.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2006, the Russell 2000(R) Index included companies with market capitalizations of approximately $13 million to $5.41 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

BNY Hamilton Small Cap Growth Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
------------------------------------------------------------------------------
                             [CHART]

  1996    1997  1998    1999    2000    2001    2002     2003    2004    2005
 ------  -----  -----  ------  ------  ------  -------  ------  ------  ------
 29.97   9.39   7.89   97.22   -1.41   -11.69  -22.12   37.73    5.59   -2.62

Best Quarter: Q4 '99 +54.82  Worst Quarter: Q3 '01 -20.79

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index to the Russell 2000(R) Growth Index. The Advisor believes that the Russell 2000(R) Growth Index provides a more appropriate basis for comparison in light of the Fund's investment policies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/             -2.62   -0.52   11.25
              Institutional Shares Return
               After Taxes on
               Distributions/1/            -2.95   -1.03    9.86
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/              -1.25   -0.50    9.49
              Russell 2000(R) Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  4.56    8.23    9.26
              Russell 2000(R) Growth
               Index (reflects no
               deduction for fees,
               expenses or taxes)/3/        4.14    2.28    4.67

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Russell 2000(R) is an unmanaged index of small U.S. companies.
3 The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.

BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.75
             Distribution (12b-1) fees                    None
             Other expenses                               0.16

             Total annual operating expenses              0.91

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   93     290     504    1,120

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses.



                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2005     2004     2003     2002     2001
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        15.54    15.63    11.89    15.53    17.83
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss/(a)/                                  (0.10)   (0.10)   (0.07)   (0.08)   (0.07)
  Net realized and unrealized gain (loss) on investments    (0.30)    0.93     4.53    (3.36)   (2.01)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations              (0.40)    0.83     4.46    (3.44)   (2.08)
Distributions:
  Distributions from capital gains                          (0.35)   (0.92)   (0.72)   (0.20)   (0.22)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              14.79    15.54    15.63    11.89    15.53
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/   (2.62)    5.59    37.73   (22.12)  (11.69)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       555,298  731,151  456,239  283,668  348,753
Ratio of expenses to average net assets                      0.91     0.98     1.06     1.06     1.05
Ratio of net investment loss to average net assets          (0.65)   (0.63)   (0.55)   (0.58)   (0.42)
Portfolio turnover rate                                        77       67       42       31       53

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

This prospectus describes the Institutional Shares for each Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Funds, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., which client invests $1,000,000 or more in the aggregate in Institutional Shares, is also eligible to invest in Institutional Shares through the Advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of a Fund will be grandfathered for so long as they continue to hold Institutional Shares of a Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any Fund.

All other investors may purchase Investor Shares of the Index Funds, or Class A Shares or Class C Shares of the other Funds. Please see the Investor Shares, Class A Shares and Class C Shares prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, on each business day (Monday through Friday). The Enhanced Income Fund does not calculate its NAV on Columbus Day and Veterans' Day.

When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Market prices may not fairly represent the value of a security if a significant event has occurred which will, with a reasonably high probability, materially affect the value of the security since the closing price was established but before the calculation of the Fund's net asset value. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations.

Shares are available on any business day that the New York Stock Exchange is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, shares of the Enhanced Income Fund are not available on holidays observed by the Federal Reserve Bank of New York that are not currently observed by the New York Stock Exchange (Columbus Day and Veterans' Day).

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, International Equity Fund, Core Bond Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:
                                                   BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking instructions than what is on file.
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the

                                                               Account Policies

New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Redemption Fee The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the International Equity Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the International Equity Fund.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Large Cap Equity Fund, Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.
Each of the fixed income funds pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The fixed income funds declare dividends of net investment income daily.
Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions


Account Policies

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates
            Tax-free dividends             Tax-free

None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.

"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be qualified dividend income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends, while distributions from the equity funds are expected to be primarily capital gains. Distributions from the tax-exempt funds are expected to be primarily tax-exempt interest income. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold. Not all fixed income fund dividends will be qualified dividend income as defined above.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous pur-


                                                               Account Policies
chase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts. In addition to the Funds' policies with respect to frequent purchases and redemptions described here, the International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. See "Making Exchanges/Redeeming Shares--Redemption Fee" above.

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Estabrook Capital Management, LLC, located at 1633 Broadway, New York, NY ("Estabrook") 10019, has been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook Capital Management, LLC, and predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $2.86 billion as of March 31, 2006.

Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley St., Boston, MA 02116, is the sub-advisor for the Multi-Cap Equity Fund and Small Cap Core Equity Fund, GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $7.2 billion, as of March 31, 2006.

Seix Advisors ("Seix"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, is the Sub- Advisor for the High Yield Fund. Seix, which was established in 1992, manages more than $22 billion in assets as of March 31, 2006. Seix is the fixed income division of Trusco Capital Management Inc., a subsidiary of


Account Policies

SunTrust Banks, Inc. Trusco manages more than $71 billion in assets as of March 31, 2006.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2005.

            Fund                                           Fee
                                                        as a % of
                                                      average daily
                                                       net assets
                                                       (net of fee
                                                        waivers)
            -------------------------------------------------------
            BNY Hamilton Core Bond Fund                   0.50
            BNY Hamilton Enhanced Income Fund             0.06
            BNY Hamilton High Yield Fund                  0.56
            BNY Hamilton Intermediate Government Fund     0.37
            BNY Hamilton Intermediate New York
            Tax-Exempt Fund                               0.32
            BNY Hamilton Intermediate Tax-Exempt Fund     0.50
            BNY Hamilton International Equity Fund        0.61
            BNY Hamilton Large Cap Equity Fund            0.60
            BNY Hamilton Large Cap Growth Fund            0.60
            BNY Hamilton Large Cap Value Fund             0.59
            BNY Hamilton Multi-Cap Equity Fund            0.72
            BNY Hamilton S&P 500 Index Fund               0.10
            BNY Hamilton Small Cap Core Equity
            Fund                                          0.45
            BNY Hamilton Small Cap Growth Fund            0.74
            BNY Hamilton U.S. Bond Market Index Fund      0.06

The Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.

BNY Hamilton Core Bond Fund is managed by Patrick K. Byrne, who is a Managing Director of the Advisor. He has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.

BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who is a Vice President of the Advisor. He has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 17 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.

BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. He has managed the Fund since its inception in 2003. Prior to joining Seix, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.

BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who is a Vice President of the Advisor, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.


                                                               Account Policies

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who is a Vice President of the Advisor and group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.

BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who is a Vice President of the Advisor. He has managed the Fund since its inception in 1997. He has managed other tax-exempt portfolios for the Advisor's tax-exempt bond management division since 1987.

BNY Hamilton International Equity Fund is managed by the Advisor's Index Fund Management Division. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Zyla, a Managing Director of the Advisor, has supervised the Index Fund Management Division since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group. He joined Axe Houghton in May 1988. Ms. Krisko is a Senior Portfolio Manager in the Index Fund Management Division. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management division in 1999, Mr. McCormack was a relationship manager in the Advisor's Master Trust/Master Custody division, specializing in working with foundations and endowments and other not-for-profit organizations. Mr. McCormack joined the Advisor in 1987. Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000. Prior to joining the Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.

BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who is a Vice President of the Advisor. She has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning in 1981, where she served as a securities analyst and portfolio manager.

BNY Hamilton Large Cap Growth Fund is managed by Ms. O'Neill. She has managed the Fund since October 2005.

BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and George D. Baker. Mr. Baker reports to Mr. McClean, although both share equal portfolio management responsibilities in respect of the Fund. Mr. McClean is a Portfolio Manager at Estabrook and has been Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist.

BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program. He has managed the Fund since its inception.


Account Policies

BNY Hamilton S&P 500 Index Fund is managed by the Advisor's Index Fund Management Division.

BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005.

BNY Hamilton Small Cap Growth Fund is managed by Arthur Weise, a Senior Portfolio Manager of the Advisor since 2005. Mr. Weise has managed the Fund since 2006. Before joining the Advisor, Mr. Weise worked at Trainer Wortham & Co., where he was Director of Research and the Consumer/Services analyst. Prior to joining Trainer Wortham in 2000, he was a senior analyst covering emerging growth and business service companies at UBS and Dillon Read & Co, where he began his career in 1993.

BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird. He has managed the Fund since its inception in 2000.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The Funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                04/06  BNY-0090

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 28, 2006


                                    [GRAPHIC]








   SMALL CAP GROWTH FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 2  BNY Hamilton Small Cap Growth Fund

    CUSIP Number: Institutional Shares 05561M861


ACCOUNT POLICIES

 7  Daily NAV Calculation

 8  Opening an Account/Purchasing Shares

 9  Making Exchanges/Redeeming Shares

10  Distributions and Tax Considerations

11  Abusive Trading

11  Investment Advisor

12  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

BNY HAMILTON

 SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2006, the Russell 2000(R) Index included companies with market capitalizations of approximately $13 million to $5.41 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

BNY Hamilton Small Cap Growth Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/05
----------------------------------------------------------------------------
                                      [CHART]

  1996    1997  1998    1999    2000    2001    2002     2003  2004    2005
------  -----  -----  ------  ------  ------  -------  ------  -----  ------
 29.97   9.39   7.89   97.22   -1.41   -11.69  -22.12   37.73   5.59   -2.62

Best Quarter: Q4 '99 +54.82  Worst Quarter: Q3 '01 -20.79

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with widely recognized indexes. Effective July 5, 2005, the benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index to the Russell 2000(R) Growth Index. The Advisor believes that the Russell 2000(R) Growth Index provides a more appropriate basis for comparison in light of the Fund's investment policies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/05*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/             -2.62   -0.52   11.25
              Institutional Shares Return
               After Taxes on
               Distributions/1/            -2.95   -1.03    9.86
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/              -1.25   -0.50    9.49
              Russell 2000(R) Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  4.56    8.23    9.26
              Russell 2000(R) Growth
               Index (reflects no
               deduction for fees,
               expenses or taxes)/3/        4.14    2.28    4.67

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Russell 2000(R) is an unmanaged index of small U.S. companies.
3 The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.

BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.75
             Distribution (12b-1) fees                    None
             Other expenses                               0.16

             Total annual operating expenses              0.91

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   93     290     504    1,120

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses.



                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002 and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2005     2004     2003     2002     2001
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        15.54    15.63    11.89    15.53    17.83
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss/(a)/                                  (0.10)   (0.10)   (0.07)   (0.08)   (0.07)
  Net realized and unrealized gain (loss) on investments    (0.30)    0.93     4.53    (3.36)   (2.01)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations              (0.40)    0.83     4.46    (3.44)   (2.08)
Distributions:
  Distributions from capital gains                          (0.35)   (0.92)   (0.72)   (0.20)   (0.22)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              14.79    15.54    15.63    11.89    15.53
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/   (2.62)    5.59    37.73   (22.12)  (11.69)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       555,298  731,151  456,239  283,668  348,753
Ratio of expenses to average net assets                      0.91     0.98     1.06     1.06     1.05
Ratio of net investment loss to average net assets          (0.65)   (0.63)   (0.55)   (0.58)   (0.42)
Portfolio turnover rate                                        77       67       42       31       53

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

This prospectus describes the Institutional Shares for the BNY Hamilton Small Cap Growth Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Fund, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., which client invests $1,000,000 or more in the aggregate in Institutional Shares, is also eligible to invest in Institutional Shares through the Advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of a Fund will be grandfathered for so long as they continue to hold Institutional Shares of a Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any Fund.

All other investors may purchase Class A Shares or Class C Shares of the Fund. Please see the Class A Shares and Class C Shares prospectus for more information. If you want to purchase, exchange or redeem Institutional Shares contact your Bank of New York representative.

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, on each business day (Monday through Friday).

When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Market prices may not fairly represent the value of a security if a significant event has occurred which will, with a reasonably high probability, materially affect the value of the security since the closing price was established but before the calculation of the Fund's net asset value. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations.

Shares are available on any business day that the New York Stock Exchange is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Fund invests or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:
                                                   BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking instructions than what is on file.
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the

                                                               Account Policies

New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The BNY Hamilton Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.
Dividends and Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates
            Tax-free dividends             Tax-free

"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be qualified dividend income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the Fund are expected to be primarily capital gains. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.


Account Policies

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.

INVESTMENT ADVISOR

The investment advisor of this Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the


                                                               Account Policies

1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, the Fund pays the Advisor an annual fee of 0.75% of average daily net assets.

The Funds' semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGER

BNY Hamilton Small Cap Growth Fund is managed by Arthur Weise, a Senior Portfolio Manager of the Advisor since 2005. Mr. Weise has managed the Fund since 2006. Before joining the Advisor, Mr. Weise worked at Trainer Wortham & Co., where he was Director of Research and the Consumer/Services analyst. Prior to joining Trainer Wortham in 2000, he was a senior analyst covering emerging growth and business service companies at UBS and Dillon Read & Co, where he began his career in 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelter Road
                              Columbus, OH 43219

                                                               BYPUSCAPG  04/06

                                    [GRAPHIC]




                                Classic Shares
     New Covenant Funds
         Treasury Money Fund                                         Prospectus
[LOGO] NEW CONVENANT FUNDS/R/

                        Advised by The Bank of New York
                                April 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

 8  Services Provided


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Distribution (12b-1) Plan

 9  Distributions and Tax Considerations

10  Purchasing and Redeeming Classic Shares

11  Abusive Trading

12  Investment Advisor

12  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 TREASURY MONEY FUND

     CUSIP Number: Classic Shares 05561M747
     Ticker Symbol: BYCXX

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05/1/
-------------------------------------------------------
                                          [CHART]


2000      2001      2002      2003      2004      2005
-----     -----     -----    ------    ------    ------
5.56      3.42      1.03      0.43      0.59      2.39


Best Quarter: Q3 '00 +1.45  Worst Quarter: Q1 '04 +0.07

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/05*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Years  Inception
                   ------------------------------------------------
                   Classic Shares/1/    2.39     1.56      2.43

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these Funds are "no-load," shareholders pay no fees or out of pocket expenses.

              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.07
              Distribution (12b-1) fees                     0.25
              Servicing fee                                 0.30
              Other expenses                                0.09

              Total annual operating expenses               0.71

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   73     227     395     883

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

================================================================================
1 Classic Shares were first offered on 4/30/99.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002, and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
                                                            2005     2004     2003     2002     2001
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.024    0.006    0.004    0.010    0.034
Dividends:
  Dividends from net investment income                     (0.024)  (0.006)  (0.004)  (0.010)  (0.034)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    2.39     0.59     0.43     1.03     3.42

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       356,438  297,459  353,307  288,290  289,014
Ratio of expenses to average net assets                      0.71     0.71     0.72     0.73     0.74
Ratio of net investment income to average net assets         2.41     0.57     0.42     1.03     3.33

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               BNY Hamilton Treasury Money Fund

SERVICES PROVIDED


SHAREHOLDER SERVICING PLANS

The Fund has entered into servicing agreements with certain institutions (shareholder organizations), including the New Covenant Funds, that invest in Classic Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.25% (annualized) of the average daily NAV of its customers' Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Fund's service providers normally pay all expenses in connection with the performance of their services, while the Fund pays its own operating expenses. During the course of the Fund's fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Fund before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

QUARTERLY STATEMENTS

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, on each business day (Monday through Friday), although the Fund may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Fund may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before the Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

DISTRIBUTION (12b-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of the Fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Classic Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. The Fund automatically pays distributions in the form of additional Fund shares. Notify the New Covenant Funds in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be re-

                                                               Account Policies
invested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor regarding your own particular tax situation.

PURCHASING AND REDEEMING
CLASSIC SHARES

Minimum investment requirements


                                     Minimum    Minimum
                                     Initial   Continuing Minimum
              Account type         Investments Investment balance
              ---------------------------------------------------
              IRA                     $250        $ 25      N/A
              Regular Account         $500        $100     $500
              Automatic Investment
               Program                $500        $ 50      N/A

*Customers of the New Covenant Funds (one of the Fund's shareholder organizations) are subject to a $500 initial investment minimum for their accounts held through the New Covenant Funds.

Investors holding Fund shares in accounts through the New Covenant Funds who wish to transmit requests to open an account, add to an existing account or sell shares of the Fund by mail or to make an investment by wire should follow the instructions set forth below:

 - Mail your request
   By U.S. Mail to:
   New Covenant Funds
   Attn: Shareholder Services
   PO Box 182959
   Columbus, Ohio 43218-2959

   By Overnight Courier to:
   New Covenant Funds
   Attn: Shareholder Services
   3435 Stelzer Road
   Columbus, Ohio 43219

 - By Wire:
   To make an investment in the Fund or to add to an existing account by wire, call 877-835-4531 for instructions.

Fund shares are redeemed at the next NAV per share calculated after the New Covenant Funds receives the purchase order. The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the Fund. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at 877-835-4531 at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the New Covenant Funds in writing if you want to disable telephone transactions.

Once an account through the New Covenant Funds has been opened with a minimum investment of $500, you can make additional purchases of shares with the automatic withdrawal of monies from your bank account.


Account Policies

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the New Covenant Funds before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $3 million.

Reserved rights: The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Checkwriting privileges Checkwriting privileges are available by request to investors holding Fund shares in accounts held through the New Covenant Funds. The minimum check amount is $100 with a maximum amount of $5,000,000. There is no fee for writing checks, but the New Covenant Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The New Covenant Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies re-


                                                               Account Policies
demptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Fund will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

The Fund does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.07% of average daily net assets. The Fund's semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Fund approved the continuance of the Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGER

Sammi P. Joseph is a vice president of the Advisor and has managed the Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] NEW CONVENANT FUNDS/R/

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund manager on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the fund's securities and a report from the fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarterend, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

New Covenant Funds Distributor, Inc.
200 East Twelfth Street
Jeffersonville, IN 47130
877-835-4531
INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

[LOGO] NEW CONVENANT FUNDS/R/

                              NEW COVENANT FUNDS
                              TREASURY MONEY FUND
                                CLASSIC SHARES

                        ADVISED BY THE BANK OF NEW YORK

                            200 East Twelfth Street
                           Jeffersonville, IN 47130
                                                                    FDN12-06-15

                                                                  Van Eck Global

                                  VAN ECK FUNDS

                                   Money Fund

                                   Prospectus

                         ADVISED BY THE BANK OF NEW YORK

                                 April 28, 2006

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

SEC Registration Number: 811-6654
#536845

For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..    Call Van Eck at 1-800-826-1115, or visit the Van Eck website at
     www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

..    Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

..    Reports and other information about the Fund are available on the EDGAR
     Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

                                  VAN ECK FUNDS
                                   Money Fund
                         ADVISED BY THE BANK OF NEW YORK

                                 Van Eck Global
                              c/o DST Systems, Inc.
                                 P.O. Box 218407
                        Kansas City, Missouri 64121-8407
                                 1-800-544-4653

          About the fund

          2    BNY Hamilton Money Fund

          Services provided

          5    Services Provided

          Account policies

          6    Daily NAV Calculation

          6    Distributions and Tax Considerations

          6    Distribution (12b-1) Plan

          6    Purchases, Redemptions, Exchanges, and Transfers

          9    Investment Advisor

          9    Portfolio Manager

          For More Information

          Back Cover

                                                         Money Fund Prospectus 1

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

================================================================================
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

2 BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/05
-------------------------------------------------------
                         [CHART]

1996  1997  1998  1999  2000  2001  2002  2003  2004  2005
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
4.73  4.80  4.81  4.51  5.78  3.57  1.15  0.49  0.68  2.57

Best Quarter: Q3 '00 +1.49  Worst Quarter: Q1 '04 +0.09

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of
                   12/31/05*
                   -----------------------------------------
                                     1 Year 5 Year  10 Year
                   -----------------------------------------
                   Classic Shares     2.57   1.69    3.29

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


                  Fee table (% of average net assets)
                  --------------------------------------------
                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.07
                  Distribution (12b-1) fees             0.25
                  Servicing fee                         0.30
                  Other expenses                        0.08

                  Total annual operating expenses       0.70



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                    Expenses on a $10,000 investment* ($)
                    ---------------------------------------
                            1 Year 3 Years 5 Years 10 Years
                    ---------------------------------------
                    Classic
                     Shares   72     224     390     871


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------

                                                       BNY Hamilton Money Fund 3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, 2002, and 2001, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
                                                             2005       2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.026      0.007      0.005      0.011      0.035
Dividends
  Dividends from net investment income                       (0.026)    (0.007)    (0.005)    (0.011)    (0.035)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      2.57       0.68       0.49       1.15       3.57

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,163,077  1,036,872  1,017,653  1,085,726  1,125,853
Ratio of expenses to average net assets                        0.70       0.71       0.73       0.73       0.73
Ratio of net investment income to average net assets           2.59       0.68       0.49       1.14       3.51

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 BNY Hamilton Money Fund

Services Provided

Shareholder Servicing Plans

The Fund has entered into servicing agreements with certain institutions (shareholder organizations), including the Van Eck Funds and Van Eck Funds, Inc. (collectively, "Van Eck Funds") that invest in Classic Shares of the BNY Hamilton Money Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.25% (annualized) of the average daily NAV of its customers' Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

..    aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

..    providing optional account services, if requested

..    processing customers' dividend payments

..    providing periodic statements to their customers

..    arranging for bank wires

..    providing adequate customer support facilities

..    performing all necessary sub-accounting

..    forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts. Currently, the Van Eck Funds do not charge additional fees for its services, but reserves the right to do so in the future.

The Advisor (The Bank of New York) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Fund's service providers normally pay all expenses in connection with the performance of their services, while the Fund pays its own operating expenses. During the course of the Fund's fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Fund before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

Quarterly Statements

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or paid as cash. Confirmations of each purchase, exchange or redemption will be mailed to each shareholder, unless their shares are held by a financial institution that will provide such statements and confirmations.

Householding

If more than one member of a household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow single copies of shareholder reports, proxy statements, prospectuses and prospectus supplements to be mailed in one envelope to a shared address for multiple shareholders ("householding"). However, if you prefer to continue to receive such mailings separately now or in the future, please call Van Eck Account Assistance at 1-800-544-4653.

                                                         Money Fund Prospectus 5

Account Policies

Daily NAV Calculation

The Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, on each business day (Monday through Friday), although the Fund may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Fund uses the amortized cost method to value their securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Fund may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before the Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the NYSE is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

Distributions and Tax Considerations

Your Fund shares begin earning declared daily dividends on the next business day after a purchase is effective and will earn the declared daily dividend on the redemption trade date. (Purchases must be received by Van Eck Fund's Shareholder Servicing Agent, DST Systems, Inc., before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.) Dividends will be declared daily and, if declared, paid monthly. Such dividends and distributions are automatically reinvested into your account (unless you elect cash payment) without a sales charge. You may elect cash payment either on your original Van Eck Account Application, or by calling Van Eck Account Assistance at 1-800-544-4653.

Divmove: You can have your cash dividends from the Fund automatically invested in Class A shares of another Van Eck Fund. Dividends are invested on the payable date without a sales charge. For details and an Application, call Van Eck Account Assistance at 1-800-544-4653.

Your taxable income is the same if you choose to receive your dividends in cash or have them automatically reinvested into your account in the Fund. Consult your tax adviser for details regarding your own particular tax situation.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund are expected to be primarily ordinary income from dividends.

Distribution (12b-1) Plan

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

Purchases, Redemptions, Exchanges, and Transfers

Through a Broker or Agent
The Fund has no sales charge, whether you use a broker or agent or not. Some brokers or agents may charge a fee for their services. Contact your broker or agent for details.

Through Van Eck's Shareholder Servicing Agent, DST Systems, Inc. (DST)
You may purchase, redeem, exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The mailing address at DST is:
Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

6 Money Fund Prospectus

For overnight delivery:
Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Van Eck Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

Purchase By Mail
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts. For further details, see the Application or call Account Assistance.

Telephone Redemption-Proceeds By Check 1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption--Proceeds By Wire 1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemptions
Your written redemption request must include:

..    Fund and account number.

..    Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in case of estates, trusts, guardianships, custodians, partnerships and corporations, as requested by DST.

..    Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

..    The redemption is for $50,000 or more.

..    The redemption amount is wired.

..    The redemption amount is paid to someone other than the registered owner.

..    The redemption amount is sent to an address other than the address of record.

..    The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

                                                         Money Fund Prospectus 7

Check Writing
If your account has the optional Redemption By Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Telephone Exchange 1-800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Class A shares of the Van Eck Funds, with no sales charge. (Shares originally purchased into the Fund or previously into the Van Eck U.S. Government Money Fund that paid no sales charge may pay an initial sales charge the first time they are exchanged from the Fund into another Van Eck Class A fund.) Shares must be on deposit in your account to be eligible for exchange. For further details regarding exchanges, please see the Application, "Frequent Trading Policy" and "Unauthorized Telephone Requests" below, or call Account Assistance.

Written Exchanges
Written requests for exchange must include:

..    The fund and account number to be exchanged out of

..    The fund to be exchanged into

..    Directions to exchange "all shares" or a specific number of shares or dollar amount

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships, and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" above.

Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Frequent Trading Policy
The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if Van Eck Securities Corporation ("Van Eck"), distributor for the Van Eck Funds, believes that a shareholder is engaging in market timing activities that are prohibited by the Van Eck Funds.

Unauthorized Telephone Requests
Like most financial organizations, Van Eck, the Fund, and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed. If you do not want to authorize the Telephone Exchange or Redemption Privilege on your eligible account, you must refuse it on the Account Application, broker/agent instructions or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an application, contact Account Assistance.

Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount from your account in the Fund to Class A shares of the Van Eck Funds. See "Telephone Exchange" above. For further details and to request an Application, contact Account Assistance.

8 Money Fund Prospectus

Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more to establish the Plan. For further details and to request an Application, contact Account Assistance.

Minimum Purchase
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through "wrap fee" asset allocation and similar programs offered without a sales charge by certain financial institutions.

Account Value and Redemption
If the value of your account falls below $1000 after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

Certificates
The Fund does not issue certificates.

Reserved Rights: The Fund reserves the following rights:

..    To suspend sales of shares to the public.

..    To reject any exchange request and to modify or terminate exchange privileges.

..    To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund.

..    To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Investment Advisor

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.07% of average daily net assets. The Fund's semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Fund approved the continuance of the Fund's advisory contract with the Advisor and is available on request.

Portfolio Manager

Sammi P. Joseph is a vice president of the Advisor and has managed the Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

                                                         Money Fund Prospectus 9

                            BNY HAMILTON FUNDS, INC.
                       Statement of Additional Information

                       BNY Hamilton Large Cap Equity Fund
                        BNY Hamilton Large Cap Value Fund
                       BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Small Cap Growth Fund
                     BNY Hamilton Small Cap Core Equity Fund
                       BNY Hamilton Multi-Cap Equity Fund
                     BNY Hamilton International Equity Fund
                        BNY Hamilton Enhanced Income Fund
                    BNY Hamilton Intermediate Government Fund
                          BNY Hamilton Core Bond Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                          BNY Hamilton High Yield Fund
                         BNY Hamilton S&P 500 Index Fund
                    BNY Hamilton U.S. Bond Market Index Fund
                     BNY Hamilton Large Cap Growth CRT Fund
                     BNY Hamilton Small Cap Growth CRT Fund
                   BNY Hamilton International Equity CRT Fund

                                 April 28, 2006

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
           BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED
          ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT
        PROSPECTUS, EACH DATED APRIL 28, 2006, AS SUPPLEMENTED FROM TIME
         TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON
  DISTRIBUTORS, INC., 100 SUMMER STREET, 15TH FLOOR, BOSTON, MASSACHUSETTS 02110
        ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363. EACH FUND'S
         ANNUAL REPORT IS INCORPORATED BY REFERENCE INTO THIS STATEMENT
                           OF ADDITIONAL INFORMATION.

                                Table of Contents


                                                                            Page
                                                                            ----
General........................................................................1
Investment Objectives and Policies.............................................2
Investment Restrictions.......................................................35
Directors and Officers........................................................41
Investment Advisor............................................................47
Portfolio Managers............................................................50
Administrator.................................................................50
Distributor...................................................................52
Fund and Other Services.......................................................54
Code of Ethics................................................................54
Proxy Voting Policies.........................................................55
Disclosure of Portfolio Holdings..............................................56
Purchase of Shares............................................................58
Waiving Class A Sales Charge..................................................61
Redemption of Shares..........................................................64
Exchange of Shares............................................................66
Dividends and Distributions...................................................66
Net Asset Value...............................................................67
Performance Data..............................................................69
Portfolio Transactions and Brokerage Commissions..............................76
Description of Shares.........................................................81
Taxes........................................................................106
Special Considerations Relating to Investments in New York
   Municipal Obligations.....................................................111
Specimen Price Mark-Up.......................................................112
Financial Statements.........................................................114
Appendix A - Description of Securities Ratings...............................A-1

                                     GENERAL

     BNY Hamilton Funds, Inc. ("BNY Hamilton") is an open-end investment company, currently consisting of twenty-two series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Core Bond Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY Hamilton Municipal Enhanced Yield Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund. Each of the BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund is referred to as a "CRT Fund," each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund is referred to as a "Money Market Fund" and each of the other series of BNY Hamilton is referred to as a "Fund". Each Fund, Money Market Fund and CRT Fund are collectively referred to as the "Funds". Disclosure with respect to the Money Market Funds is contained in a separate Statement of Additional Information, dated April 28, 2006. Disclosure with respect to BNY Hamilton Municipal Enhanced Yield Fund is contained in a separate Statement of Additional Information, dated January 3, 2006. The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. Estabrook Capital Management, LLC, a wholly owned subsidiary of The Bank of New York serves as the sub-adviser to the BNY Hamilton Large Cap Value Fund. Gannet Welsh & Kotler LLC, a wholly owned subsidiary of The Bank of New York, serves as the sub-adviser to the BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Multi-Cap Equity Fund. Seix Investment Advisors Inc. serves as the sub-adviser to the BNY Hamilton High Yield Fund. This Statement of Additional Information provides additional information with respect to all the Funds other than the Money Market Funds and BNY Hamilton Municipal Enhanced Yield Fund, and should be read in conjunction with the current Prospectus relating to each relevant Fund. For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

                       INVESTMENT OBJECTIVES AND POLICIES

BNY Hamilton Large Cap Equity Fund (the "Large Cap Equity Fund") is designed for conservative investors who are interested in participating in the equity markets. The Large Cap Equity Fund's investment objective is to provide long-term capital appreciation. The Large Cap Equity Fund will invest primarily in common stock and convertible securities of domestic and foreign corporations. In connection with its investment objectives, the Large Cap Equity Fund seeks to achieve capital appreciation in excess of the market average represented by the Standard & Poor's 500 Index. Under normal circumstances, the Large Cap Equity Fund will invest at least 80% of its Assets in equity securities of companies with a market capitalization in excess of $5 billion. (The Large Cap Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts.

BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund") is designed for conservative investors who are interested in participating in the equity markets. The Large Cap Value Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its Assets in equity securities of large-capitalization companies (i.e., companies whose market capitalization is $5 billion or more) and will maintain a weighted market capitalization of at least $5 billion. (The Large Cap Value Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. The Large Cap Value Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion.

BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund") is designed as an economical and convenient means of investing primarily in the stocks of domestic and foreign companies. The Large Cap Growth Fund's investment objective is to provide long-term capital appreciation. The Large Cap Growth Fund invests primarily in common stocks and securities convertible into common stocks of domestic and foreign companies. During times of adverse market and/or economic conditions the Large Cap Growth Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth Fund, a focus will be given to securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth Fund currently considers large cap corporations to be those with market capitalization of $5 billion or greater. Under normal circumstances the Large Cap Growth Fund will invest at least 80% of its Assets in large-capitalization stocks. (The Large Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund") is designed as an economical and convenient means of investing primarily in the stocks of companies of different sizes. The Multi-Cap Equity Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the Multi-Cap Equity Fund will invest at least 80% of its Assets in equity securities (The Multi-Cap Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Multi-Cap Equity Fund may invest in small, medium or large capitalization companies. The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry and expects that each economic section within the S&P 500 Index will be represented in the Multi-Cap Equity Fund's portfolio.

BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund") is designed for investors who are interested in obtaining capital growth by investing in stocks of smaller corporations. The Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign corporations. In selecting securities for the Small Cap Growth Fund, a focus will be given to securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. Individual security selection is the primary investment focus, rather than industry allocation. The Small Cap Core Equity Fund considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range used by the Russell 2000(R) Index to determine its components. As of March 31, 2006, the Russell 2000(R) Index included companies with market capitalizations of approximately $13 million to $5.41 billion. The Small Cap Core Equity Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.

The Small Cap Core Equity Fund's portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Small Cap Core Equity Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper range used by the Russell 2000 Index. The Small Cap Core Equity Fund will not invest its assets in a set percentage of value or growth stocks.

Although most of the Small Cap Core Equity Fund's investments are expected to be domestic, the Small Cap Core Equity Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Small Cap Core Equity Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Small Cap Core Equity Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowing for investment purposes. (The Small Cap Core Equity Fund will provide its shareholders with at least 60-days' prior notice of any change in this non-fundamental "80%" policy). As a temporary defensive measure, the Small Cap Core Equity Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Small Cap Core Equity Fund would not be pursuing its investment objective.

BNY Hamilton International Equity Fund (the "International Equity Fund") is designed for more aggressive investors who wish to participate in foreign markets. The International Equity Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and global Depositary Receipts. See "Equity Investments - Foreign Investments". As a result of a mathematical screening process, the International Equity Fund will hold DRs representing 150-250 foreign issuers. The International Equity Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund") is designed for conservative bond investors looking for a relatively stable, investment grade investment. Although not a money market fund, the Enhanced Income Fund's investment objective is to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Enhanced Income Fund invests at least 80% of its Assets in investment grade (securities rated Baa/BBB and above), fixed-income securities. (The Enhanced Income Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal market conditions, the Enhanced Income Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short" duration).

BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund") is designed for conservative bond investors looking for a relatively stable, high quality investment. See "Quality and Diversification Requirements". The Intermediate Government Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. The Intermediate Government Fund will invest in obligations issued or guaranteed by the United States Government and backed by the full faith and credit of the United States. The Intermediate Government Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, where the Intermediate Government Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. Under normal circumstances, the Intermediate Government Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the United States government or its agencies. (The

Intermediate Government Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal market conditions, the Intermediate Government Fund maintains a dollar-weighted average maturity between three years and ten years. The Intermediate Government Fund may purchase or sell financial futures contracts and options in an effort to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in net asset value. For a discussion of these investments, see "Derivative Instruments".

BNY Hamilton Core Bond Fund (the "Core Bond Fund") is designed for bond investors who wish to invest in debt obligations of both domestic and foreign corporations and governments. The Core Bond Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. In an effort to attain its investment objective, the Core Bond Fund will invest primarily in debt obligations of domestic corporations, foreign corporations and foreign governments, as well as obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Core Bond Fund will invest at least 80% of its Assets in investment grade debt obligations as well as unrated securities considered by the Advisor to be of comparable quality. (The Core Bond Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal circumstances, the dollar-weighted average maturity of the Core Bond Fund will range between three and ten years. As a temporary defensive measure, the Core Bond Fund may invest more than 20% of its assets in cash or cash equivalents. For purposes of mortgage- and asset-backed securities, the weighted-average life will be used to determine the security's maturity, including for purposes of determining the Core Bond Fund's weighted-average maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance until each dollar of principal is repaid to the investor. The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal income tax or the Federal alternative minimum tax. A portion of the income recognized by the Intermediate Tax-Exempt Fund may be exempt from state or local income tax as well; consult with your tax advisor for details. The Intermediate Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal income taxes while maintaining relative stability of principal. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy may not invest less than 80%, of the Intermediate Tax-Exempt Fund's Assets in debt obligations that are exempt from Federal income tax. These obligations are also exempt from the Federal alternative minimum tax. The securities purchased by the Intermediate Tax-Exempt Fund will be limited to be investment grade, which means that investments cannot be rated lower than BBB by S&P and Baa by Moody's. If the securities are not rated, the Advisor is to determine whether they are equivalent to investment grade securities at the time of purchase. At any time, as deemed appropriate by the Advisor, the Intermediate Tax-Exempt Fund may hold a substantial portion of its net assets in cash. The Intermediate Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures and options. See "Derivative Instruments".

BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal, New York State and New York City income tax or the Federal alternative minimum tax. The Intermediate New York Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal, New York State and New York City income taxes while maintaining relative stability of principal. The Intermediate New York Tax-Exempt Fund will invest primarily in bonds issued by the State of New York and its political subdivisions and by Puerto Rico and its political subdivisions. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy will invest at least 80%, of the Intermediate New York Tax-Exempt Fund's Assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. These bonds and notes are also exempt from the Federal alternative minimum tax. There may be occasions, due to market conditions or supply limitations, when such securities are not available. In these situations, the Advisor may invest in other fixed income securities that may be subject to Federal, New York State or New York City income taxes. Such investments would be considered temporary. Under normal circumstances, the Intermediate New York Tax-Exempt Fund maintains a dollar-weighted average maturity of between three and ten years. The Advisor may invest a portion of the Intermediate New York Tax-Exempt Fund's assets in short-term investments to provide liquidity. Investments in short-term investments may be increased for defensive purposes if, in the opinion of the Advisor, market conditions so warrant. The Intermediate New York Tax-Exempt Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short-term tax-exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements". The Intermediate New York Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures contracts and options. See "Derivative Instruments".

BNY Hamilton High Yield Fund (the "High Yield Fund") The High Yield Fund is designed for bond investors looking for lower rated, higher yielding investments. The High Yield Fund's investment objective is to provide investors with a high level of current income and, secondarily, capital appreciation. The High Yield Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The High Yield Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the High Yield Fund. The High Yield Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The High Yield Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity. The High Yield Fund may invest up to 20% of its assets in non-high yield securities, such as investment grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The High Yield Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only.

BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match the performance of the Standard & Poor's 500 Composite Index (the "S&P 500"). The S&P 500 is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

BNY Hamilton U.S. Bond Market Index Fund (the "Bond Index Fund") seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). The Lehman Bond Index is a broad-based, unmanaged index that covers the United States investment-grade, fixed-rate bond market and is comprised of investment-grade government, corporate, mortgage- and asset-backed bonds that are denominated in United States dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally recognized rating agency. Bonds are represented in the Lehman Bond Index in proportion to their market value. The Bond Index Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Bond Index Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Large Cap Growth CRT Fund (the "Large Cap Growth CRT Fund") is designed for CRTs as an economical and convenient means of investing primarily in equity securities. The Large Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation. The Large Cap Growth CRT Fund invests primarily in common stocks and securities convertible into common stocks of domestic and foreign companies. During times of adverse market and/or economic conditions, the Large Cap Growth CRT Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth CRT Fund currently considers large cap corporations to be those with a market capitalization of $5 billion or greater. Under normal circumstances the Large Cap Growth CRT Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers. (The Large Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Small Cap Growth CRT Fund (the "Small Cap Growth CRT Fund") is designed for CRTs interested in stocks of smaller corporations. The Small Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. In selecting securities for the Small Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth CRT Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth CRT Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton International Equity CRT Fund (the "International Equity CRT Fund") is designed for more aggressive CRTs who wish to participate in foreign markets. The International Equity CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity CRT Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. See "Equity Investments - Foreign investments". As a result of a mathematical screening process, the International Equity CRT Fund will hold DRs representing 150-250 foreign issuers. The International Equity CRT Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity CRT Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

Throughout this Statement of Additional Information, the Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the Multi-Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund, the Core Bond Fund, the Enhanced Income Fund, the High Yield Fund and the Bond Index Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund and the Intermediate Tax- Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds". The S&P 500 Index Fund and the Bond Index Fund are also sometimes referred to as the "Index Funds."

The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective Prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or, in the case of the Equity Funds and Core Bond Fund, in another currency. See "Foreign Investments".

Bank Obligations. Each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as Euros) and (iii) United States branches of foreign banks of equivalent size (known as Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank).

Commercial Paper. Each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur delays or other disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions".

STRIPS. STRIPS are United States Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such United States Treasury securities, and receipts or certificates representing interests in such stripped United States Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for Federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Corporate Bonds and Other Debt Securities

The Taxable Fixed Income Funds invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. More information on these investments appears in the Prospectuses for the Intermediate Government Fund, the Core Bond Fund and the Enhanced Income Fund, and below. See "Quality and Diversification Requirements". For information on short-term investments in these securities, see "Money Market Instruments".

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Tax-Exempt Obligations

The Tax-Exempt Fixed Income Funds, and, to a lesser extent, the Taxable Fixed Income Funds, invest in tax-exempt obligations to the extent consistent with their investment objective and policies. More information on the various types of tax-exempt obligations that the Tax-Exempt Funds may purchase appears in the Prospectuses of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund and below. See "Quality and Diversification Requirements".

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from Federal income tax. For a description of the attributes of Master Notes, see "Money Market Instruments" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.

Municipal Puts. The Tax-Exempt Fixed Income Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Taxable Fixed Income Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". See "Derivative Instruments".

Puts may be purchased as a feature of the underlying bond or note, or as an independent security. If a Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Intermediate New York Tax-Exempt Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are three NRSROs: Moody's, S&P, and Fitch Investors Services, L.P. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

The BNY Hamilton Funds have been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Tax-Exempt Fixed Income Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Equity Investments. The Equity Funds invest in equity securities to the extent consistent with its investment objective and policies. The securities in which the Equity Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market. More information on the various types of equity investments which may be purchased by the Equity Funds appears in the Prospectuses for the Equity Funds and below. See "Quality and Diversification Requirements".

Equity Securities. The common stocks in which the Equity Funds may invest includes the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Convertible Securities. The convertible securities in which the Equity Funds may invest include any debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Investment Company Securities. The Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may invest in the securities of other investment companies within the limits set by the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's and the New York Tax-Exempt Money Fund ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".

Loans of Portfolio Securities. The Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, any subadviser, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. All Funds except the S&P 500 Fund and the Bond Index Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities.

Quality and Diversification Requirements

Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's total assets, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Intermediate New York Tax-Exempt Fund will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and has therefore adopted an investment restriction, which applies to 50% of the value of the assets of the Intermediate New York Tax-Exempt Fund and which may not be changed without shareholder vote, prohibiting the Intermediate New York Tax-Exempt Fund from purchasing securities of any issuer if, as a result, more than 5% of the assets of the Intermediate New York Tax-Exempt Fund would be invested in the securities of a single issuer. See "Investment Restrictions". The Intermediate New York Tax-Exempt Fund also intends to comply with the diversification requirements of the Tax Code, for qualification thereunder as a regulated investment company. See "Taxes". As a nondiversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Intermediate New York Tax-Exempt Fund were a diversified company.

With respect to the Intermediate New York Tax-Exempt Fund, and the Intermediate Tax-Exempt Fund for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that any of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

Equity Funds. The Equity Funds, except for the S&P 500 Index Fund, may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Equity Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

Taxable Fixed Income Funds. During normal market conditions, each of the Taxable Fixed Income Funds' (other than the High Yield Fund and the Enhanced Income
Fund) portfolios will have a dollar weighted average maturity of not less than three nor more than ten years. The Enhanced Income Fund will be managed so that the duration of its securities will generally be between three and thirteen months. The High Yield Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity. In addition, if the Core Bond Fund purchases mortgage- or asset-backed securities, the weighted-average life will be used to determine the security's maturity. The Enhanced Income Fund will not purchase a security with a maturity date of greater than five years at the time of purchase. The Intermediate Government Fund's portfolio will, and the Core Bond Fund's portfolio may, include a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities that have been established or sponsored by the United States Government. Under normal market conditions, the Intermediate Government Fund will invest at least 80% of the value of its total assets in Government securities.

Tax-Exempt Fixed Income Funds. The Intermediate New York Tax-Exempt Fund invests principally in a portfolio of "high quality" and "investment grade" New York municipal bonds. The Intermediate Tax-Exempt Fund invests principally in such municipal bonds from throughout the United States. For purposes of the Intermediate New York Tax-Exempt Fund, on the date of investment (i) New York municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of S&P, currently AAA, AA, A and BBB, (ii) New York short-term municipal obligations must be rated MIG-2 or higher by Moody's or SP-1 or higher by S&P and (iii) New York tax-exempt commercial paper must be rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated by either Moody's or S&P, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or S&P or (b) having comparable quality in the opinion of the Advisor. Each Fund may invest in other tax-exempt securities that are not rated if, in the opinion of the Advisor, such securities are of comparable quality to securities in the rating categories discussed above. In addition, at the time a Tax-Exempt Fixed Income Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Derivative Instruments

Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. Interest rates have become increasingly volatile in recent years, and with the advent of financial futures contracts, options on financial instruments and indexes of debt or stock securities, the Advisor believes it is now possible to reduce the effects of market fluctuations.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and sell (write) both put options and call options on securities, swap agreements and securities indexes. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may also (i) enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"); (ii) enter into swap agreements with respect to interest rates and indexes of securities; and (iii) invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also use those instruments, provided that the Directors determine that their use is consistent with the relevant Fund's investment objective. The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds may also enter into the above-described transactions with respect to municipal debt securities and on indexes of municipal debt securities. The purpose of any of these transactions is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates, and to close out or offset existing positions in such futures contracts or options. The Funds will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk, although the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy.

Limitations. The Taxable Fixed Income Funds (other than the Enhanced Income Fund and the High Yield Fund) and Tax-Exempt Fixed Income Funds may not enter into futures contracts or related options if, immediately thereafter, the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of their respective total assets. In addition, the Taxable Fixed Income Funds (other than the Enhanced Income Fund and the High Yield Fund) and the Tax-Exempt Fixed Income Funds may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of their respective total assets. An Equity Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of an Equity Fund's net assets. An Equity Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on an Equity Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of an Equity Fund's total assets. When an Equity Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Equity Fund's Custodian. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Enhanced Income Fund and the High Yield Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Enhanced Income Fund's or the High Yield Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Special Considerations Relating to Derivative Instruments. The Funds may take positions in financial futures contracts or options traded on registered securities exchanges and contract markets solely as a hedge, although the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. The use of these instruments involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in a Fund's portfolio, the Advisor will attempt to create a very closely correlated hedge. In particular, hedging activities of the Tax-Exempt Fixed Income Funds based upon non-municipal debt securities or indexes may not correlate as closely to a Tax-Exempt Fixed Income Fund's portfolio as hedging activities based upon municipal debt securities or indexes. Nevertheless, hedging activities may be useful to the Tax-Exempt Fixed Income Funds, especially where closely correlated hedging activities based upon municipal securities or indexes are not available. See "Risks Associated with Futures and Futures Options" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

While the Funds will not ordinarily incur brokerage commissions on the portfolio securities that they purchase, each Fund will pay brokerage commissions on its financial futures and options transactions. The Funds will also incur premium costs for purchasing put and call options. Brokerage commissions and premium costs may tend to reduce the yield of the Funds.

Each Fund's ability to engage in hedging activities and certain portfolio transactions may be further limited by various investment restrictions of a specific Fund and certain income tax considerations. For example, the amount of assets that a specific Fund is permitted to invest in option and futures contracts is limited as described above; furthermore, the limitations on the percentage of gross income that a specific Fund may realize from transactions in these securities may restrict its ability to effect transactions in these securities. See "Taxes".

The value of some derivative instruments may be particularly sensitive to changes in prevailing interest rates, and, to the extent such instruments are used for non-hedging purposes in respect of the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, like the other investments of the such Funds, the ability of such Funds to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Enhanced Income Fund, the High Yield Fund, the

International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, as the case may be, could be exposed to the risk of loss.

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options and Indexes. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. In connection with their hedging activities, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options or write (sell) call options on financial futures and debt securities.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in each Fund's portfolio. Each Taxable Fixed Income Fund or Tax-Exempt Fixed Income Fund may, in addition, write call options only to the extent necessary to neutralize a Fund's position in portfolio securities, i.e., balance changes in the market value of the portfolio securities and the changes in the market value of the call options. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds may also purchase call options and sell put options to close out open positions.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may utilize futures contracts on bond indexes (municipal bond indexes in the case of the Tax-Exempt Fixed Income Funds), or related put and call options on such index contracts, so long as there is an active trading market for the contracts. These contracts would be utilized as a hedge against changes in the market value of securities in a Fund's portfolio. Each Fund's strategy in employing such contracts would be similar to the strategies discussed below regarding transactions in futures and options contracts generally.

A bond index or municipal bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those securities included. For example, the municipal bond index traded on the Chicago Board of Trade is The Bond Buyer Index, which includes forty tax-exempt long-term revenue and general obligation bonds.

The Equity Funds. Each Equity Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the relevant Equity Fund is obligated as a writer. The Equity Funds do not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R) ("NASDAQ").

Each of the Equity Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio securities through the use of stock index futures, options on stock index futures traded on a national securities exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges.

The Equity Funds (other than the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund) will not engage in transactions in stock index futures contracts or related options for speculation. The Equity Funds (other than the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund) will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in such Equity Fund's portfolio or which it intends to purchase and where the transaction is economically appropriate to the reduction of risks inherent in the ongoing management of such an Equity Fund.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The premium that a Fund receives from writing a call option (or pays for buying a call option) will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

Options written by the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market values of the underlying securities at the time the options are written. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in buy-and-write transactions in which a Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as a buy-and-write. A buy-and-write transaction using an in-the-money call option may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain at or advance moderately during the option period. In such a transaction, a Fund's gain will be equal to the premium received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the Funds may or may not realize a loss, depending on the extent to which such decline is offset by the premium received.

The Equity Funds and the Enhanced Income Fund and the High Yield Fund will only write call options and put options if they are "covered". In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, with cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in such amount as segregated by a Fund's custodian) upon conversion or exchange of other securities held by a Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors. A put option on a security or an index is "covered" if a Fund segregates assets determined to be liquid by the Advisor in accordance with procedures established by the Directors equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Options on indexes are similar to options on debt instruments or equity securities, except that rather than the right to take or make delivery of a debt instrument or security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Unlike options on debt instruments or equity securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual debt instruments or equity securities.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may invest in interest rate futures contracts and options thereon ("futures options").

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and write call and put futures options, as specified in the relevant prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which BNY Hamilton and the Taxable Fixed Income Funds, the Tax-Exempt Fixed

Income Funds and the Equity Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each such Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of each such Fund's securities or the price of the securities which such Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by any of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Additional Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the relevant prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxes."

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may enter into interest rate, index and credit swap agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund's repurchase agreement guidelines). Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In the case of the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, which may use swap options as part of their investment strategy, use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into and determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system,
(3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds invest in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of a Fund's portfolio in an effort to monitor the Fund's interest rate risk.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under "Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Equity Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

5. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in derivative instruments as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

11.  Act as an underwriter of securities; or

12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that the Intermediate Government Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in derivative instruments as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to

     Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of the Intermediate New York Tax-Exempt Fund's total assets or to permitted investments of up to 25% of the Intermediate Tax-Exempt Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that the Intermediate Tax-Exempt Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government (or, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

5. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in derivatives instruments as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

In addition to the restrictions listed above, as a fundamental policy, the Intermediate New York Tax-Exempt Fund may not invest less than 80% of its total assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. In addition to the restrictions listed above, as a fundamental policy, the Intermediate Tax-Exempt Fund may not invest less than 80% of its total assets in debt obligations that are exempt from Federal income tax.

Undertaking in Response to State Securities Regulations

In order to satisfy the requirements of certain state securities regulations, the Large Cap Equity Fund has undertaken not to invest more than 5% of its net assets in warrants and to further restrict its investment in warrants so that not more than 2% of net assets will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of the Large Cap Equity Fund.

                             DIRECTORS AND OFFICERS


The directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of one investment company, BNY Hamilton, including 21 series thereunder.


Independent Directors

                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
Edward L. Gardner         Director and   Since May 12,   Chairman of the Board,                22        Vice Chair, New York
One Wall Street           Chairman of    1995            President and Chief Executive                   Public Library
New York, NY 10286        the Board                      Officer, Industrial Solvents                    Conservator's
Age 71                                                   Corporation, 1981 to                            Council, 2001 to
                                                         Present(Petro-Chemical Sales)                   Present; Member,
                                                                                                         Points of Light
                                                                                                         Foundation, 1995 to
                                                                                                         Present; President, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of America
                                                                                                         Foundation,

                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
                                                                                                         1992 to Present;
                                                                                                         Chairman of
                                                                                                         the Board, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of New York City,
                                                                                                         1992 to Present;
                                                                                                         Member, Rockefeller
                                                                                                         University Council,
                                                                                                         1984 to Present

James E. Quinn            Director       Since           President, Tiffany & Co.,             22        Director, Mutual of
One Wall Street                          November 15,    January 2003 to Present;                        America Capital
New York, NY 10286                       1996            Member, Board of Directors,                     Management Co.;
Age 54                                                   Tiffany & Co., January 1995                     Trustee, Museum of
                                                         to Present; Vice Chairman,                      the City of New York.
                                                         Tiffany & Co., 1999 to
                                                         Present; Executive Vice
                                                         President, Tiffany & Co.,
                                                         March 1992 to 1999.

Karen R. Osar             Director       Since May 13,   Senior Vice President and             22        Director, Allergan,
One Wall Street                          1998            Chief Financial Officer,                        Inc.; Director, AGL
New York, NY 10286                                       Crompton Corporation                            Resources, Inc.
Age 56                                                   (Chemical Manufacturing),
                                                         2004 to present; Senior Vice
                                                         President and Chief Financial
                                                         Officer, MeadWestvaco Corp.
                                                         (Paper Packaging), 2002 to
                                                         2003; Senior Vice President
                                                         and Chief Financial Officer,
                                                         Westvaco Corp., 1999 to 2002;
                                                         Vice President & Treasurer,
                                                         Tenneco Inc. (Conglomerate
                                                         Manufacturing), 1994 to 1999;
                                                         Managing Director of
                                                         Corporate Finance Group, J.P.
                                                         Morgan & Co., Inc.


Kim D. Kelly              Director       Since August    Chief Executive Officer,              22        Chair of Cable
One Wall Street                          11, 1999        Arroyo Video, 2004 to                           Advertising Bureau,
New York, NY 10286                                       2005; President, Chief                          Director of AgileTV,
Age 49                                                   Operating Officer and                           The Cable Center,
                                                         Chief Financial Officer,                        and Cable in the
                                                         Insight Communications, 2000                    Classroom; Treasurer
                                                         to 2003; Chief Operating                        and Trustee of Saint
                                                         Officer and Chief Financial                     David's School; Director,
                                                         Officer, Insight                                Arroyo Video; Director,
                                                         Communications, 1998 to 2000;                   MCG Capital.
                                                         Chair of the National Cable
                                                         Telecommunications
                                                         Association (NCTA)
                                                         Subcommittee for
                                                         Telecommunications Policy and
                                                         Member of NCTA Subcommittee
                                                         for Accounting.


                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
John R. Alchin            Director       Since August    Executive Vice President,             22        None
One Wall Street                          8, 2001         Co - Chief Financial Officer
New York, NY 10286                                       and Treasurer, Comcast
Age 57                                                   Corporation, 1990 to Present.

Interested Director


Newton P.S. Merrill*      Director       Since           Retired; Senior Executive             22        Director, National
One Wall Street                          February 12,    Vice President, Bank of New                     Integrity Life
New York, NY 10286                       2003            York, 1994 to 2003; Chairman                    Insurance, 2000 to
Age 66                                                   and Director, Ivy Asset                         Present; Trustee,
                                                         Management, 2000 to 2003.                       Museum of the City of
                                                                                                         New York, 1995 to
                                                                                                         Present; Director,
                                                                                                         Woods Hole
                                                                                                         Oceanographic
                                                                                                         Institute, 1994 to
                                                                                                         Present; Honorary
                                                                                                         Trustee, Edwin Gould
                                                                                                         Foundation for
                                                                                                         Children, 2003 to
                                                                                                         Present; and Trustee,
                                                                                                         Connecticut Rivea
                                                                                                         Museum, 2005 to present.

Officers


Kevin J. Bannon           Chief          Since May 12,   Executive Vice President and          22        --
The Bank of New York      Executive      2003            Chief Investment Officer of
1633 Broadway, 13th       Officer,                       the Advisor **, 1993 to
Floor New York,           President                      Present.  Chairman of the
NY 10019 Age 53                                          Advisor's Investment Policy
                                                         Committee.

Ellen Kaltman             Chief          Since           Managing Director,                    --        --
One Wall Street           Compliance     August 30,      Compliance, 1999 to Present
New York, NY 10286        Officer        2004
Age 57

Guy Nordahl              Treasurer and   Since           Vice President, The Bank of           22        --
One Wall Street          Principal       February 15,    New York**, 1999 to Present.
New York, NY 10286       Accounting      2005
Age 40                   Officer

Kim Smallman              Secretary      Since           Counsel, Legal Services,              22        --
100 Summer Street,                       November 10,    BISYS Fund Services Ohio, Inc.**,
15th Floor                               2004            2002-Present; Attorney,
Boston, MA 02110                                         private practice, 2000-2002.
Age 34

Alaina V. Metz            Assistant      Since May 14,   Chief Administrator,                  22        --
3435 Stelzer Road         Secretary      1997            Administration Services of
Columbus, OH 43219                                       BISYS Fund Services Ohio, Inc.**,
Age 39                                                   June 1995 to Present;
                                                         Supervisor of Mutual Fund
                                                         Legal Department, Alliance
                                                         Capital Management, May 1989
                                                         to June 1995.


# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason ownership of securities of The Bank of New York, the Fund's Advisor.

** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner and Quinn and Mmes. Osar (chair) and Kelly. The Audit Committee met three times during the fiscal year ended December 31, 2005. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton Funds, Inc., and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2005. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send recommendations to Mr. Quinn.

The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of this committee are Messrs. Alchin (chair), Gardner and Quinn and Mmes. Osar and Kelly. The committee did not hold any meetings during the fiscal year ended December 31, 2005.

Ownership of Shares of BNY Hamilton*



--------------------------------------------------------------------------------------------------------
                                                                        Aggregate Dollar Range of Equity
                                                                         Securities and/or Shares in All
Name of Director        Dollar Range of Equity Securities in              Funds Overseen by Director in
                           Each Series of BNY Hamilton #                 Family of Investment Companies
--------------------------------------------------------------------------------------------------------
Edward L. Gardner   Small Cap Growth Fund - $1 - $10,000                Over $100,000
--------------------------------------------------------------------------------------------------------
James E. Quinn      Large Cap Growth Fund - $50,001 - $100,000          Over $100,000
                    Small Cap Growth Fund - $50,001 - $100,000
                    Large Cap Equity Fund - $1 - $10,000
                    Intermediate Investment Grade Bond Fund - $1
                    - $10,000
--------------------------------------------------------------------------------------------------------
Karen R. Osar       Large Cap Growth Fund - $1 - $10,000                $50,001 - $100,000
                    Small Cap Growth Fund - $1 - $10,000
--------------------------------------------------------------------------------------------------------
Kim D. Kelly        Large Cap Growth Fund - $50,001 - $100,000          Over $100,000
                    Large Cap Value Fund - $50,001 - $100,000
                    Internatonal Equity Fund - $10,001 - $50,000
                    S&P 500 Index Fund - $50,001 - $100,000
                    Enhanced Income Fund - $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
John R. Alchin      None                                                None
--------------------------------------------------------------------------------------------------------
Newton P.S.
Merrill**           Small Cap Growth Fund - $10,000 - $50,000           Over $100,000
                    International Equity Fund - $10,001 - $50,000
                    Large Cap Value - Over $100,000
                    High yield Fund - $10,000 - $50,000
--------------------------------------------------------------------------------------------------------



*    As of December 31, 2005


**   Interested Director

#    Indicates each series of BNY Hamilton for which equity securities are held.

Ownership in BNY Hamilton's Advisor, any Subadviser or Distributor

None of the Directors or their immediate family members owns beneficially or of record securities in the Funds' investment advisors or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Funds' investment advisors or principal underwriter.

Compensation of Directors

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2005. In 2006, BNY Hamilton expects to pay each Director annual compensation of $40,000 and per-meeting fees of $4,000

(in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. During the fiscal year ended December 31, 2005, such compensation and fees amounted to $382,000, plus out-of-pocket expenses. The compensation is allocated to all series of BNY Hamilton. The Directors and executive officers do not receive pension or retirement benefits.


                                                                              Total
                                             Pension or       Estimated   Compensation
                             Aggregate       Retirement        Annual      Paid by the
                           Compensation       Benefits        Benefits    Funds Complex
     Name of Person,        Paid by the   Accrued As Part       Upon        (22 Funds)
       Position               Funds       of Fund Expenses   Retirement   to Directors
------------------------   ------------   ----------------   ----------   -------------
Edward L. Gardner            $ 89,000            $0              $0          $89,000
   Director and Chairman
   of the Board
James E. Quinn               $ 76,000            $0              $0          $76,000
   Director
Karen Osar                   $ 86,250            $0              $0          $86,250
   Director
Kim Kelly                    $ 77,250            $0              $0          $77,250
   Director
John R. Alchin               $ 84,000            $0              $0          $84,000
   Director
Newton P.S. Merrill          $ 86,000            $0              $0          $86,000
   Director
Ellen Kaltman                $150,000            $0              $0               --
   Chief Compliance
   Officer


By virtue of the responsibilities assumed by the Advisor and the Administrator (see "Investment Advisor", "Administrator" and "Distributor") and the services provided by BNY Hamilton, no Fund has any employees; its officers are provided and compensated by BISYS Fund Services Ohio, Inc. BNY Hamilton's officers conduct and supervise the business operations of each Fund.

The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2005, The Bank of New Yorkhad extended lines of credit to Comcast Corporation and E! Entertainment, Inc., which represented 2.6% and 9.4%, respectively, of all the lines of credit of each such company. As of December 31, 2005, there were no amounts outstanding under the line of credit extended from The Bank of New York to Comcast Corporation or E! Entertainment, Inc.

The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2005, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 21.2% of all the lines of credit of such company.
As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 1.9% of Tiffany & Co.'s total outstanding debt.

                               INVESTMENT ADVISOR

The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".

The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays Estabrook 0.60% of the average net assets of the Large Cap Value Fund.

The Multi-Cap Equity Fund and the Small Cap Core Equity Fund are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly- owned subsidiary of The Bank of New York. The Bank of New York pays GW&K a fee equal to 0.75% of the average daily net assets of each of the Multi-Cap Equity Fund and Small Cap Core Equity Fund.

The High Yield Fund is sub-advised by Seix Investment Advisors Inc. ("Seix"). The Bank of New York pays Seix a fee equal to 0.45% on the first $100 million of the average daily net assets of the Fund and 0.35% on the average daily net assets in excess of $100 million.

Since April 1, 1999 or a Fund's inception, if later, the Bank of New York has voluntarily agreed to limit the expenses of the Funds listed in the chart below. As of July 1, 2004, these arrangements were made contractually binding until April 30, 2007. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses.


----------------------------------------------------------------------------------------
                                        INSTITUTIONAL   INVESTOR    CLASS A     CLASS C
                                            SHARES       SHARES    SHARES/1/   SHARES/2/
----------------------------------------------------------------------------------------
Intermediate Government Fund                0.65%          N/A       0.90%       1.65%
----------------------------------------------------------------------------------------
Core Bond Fund                              0.69%          N/A       0.94%       1.69%
----------------------------------------------------------------------------------------
Intermediate New York Tax-Exempt Fund       0.59%          N/A       0.84%       1.59%
----------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                0.79%          N/A       1.04%       1.79%
----------------------------------------------------------------------------------------
S&P 500 Index Fund                          0.35%         0.60%       N/A         N/A
----------------------------------------------------------------------------------------
Large Cap Value Fund                        0.80%          N/A       1.05%       1.80%
----------------------------------------------------------------------------------------
Small Cap Core Equity Fund                  1.00%          N/A       1.25%       2.00%
----------------------------------------------------------------------------------------
U.S. Bond Market Index Fund                 0.35%         0.60%       N/A         N/A
----------------------------------------------------------------------------------------
Large Cap Growth CRT Fund                   0.80%          N/A        N/A         N/A
----------------------------------------------------------------------------------------
Small Cap Growth CRT Fund                   0.96%          N/A        N/A         N/A
----------------------------------------------------------------------------------------
International Equity CRT Fund               1.22%          N/A        N/A         N/A
----------------------------------------------------------------------------------------
Enhanced Income Fund                        0.25%          N/A       0.50%       1.25%
----------------------------------------------------------------------------------------
Multi-Cap Equity Fund                       1.00%          N/A       1.25%       2.00%
----------------------------------------------------------------------------------------
High Yield Fund                             0.89%          N/A       1.14%       1.89%
----------------------------------------------------------------------------------------




For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds incurred gross advisory fees as follows:



                                               2003         2004         2005
                                            ----------   ----------   ----------
Intermediate Government Fund                $  669,923   $  609,853   $  608,411
Core Bond Fund                              $2,427,127   $2,360,006   $2,205,014
Enhanced Income Fund                        $  342,305   $  425,926   $  189,575
Intermediate New York Tax-Exempt Fund       $  467,624   $  539,308   $  570,924
Intermediate Tax-Exempt Fund                $1,445,735   $1,369,187   $1,316,825
High Yield Fund                             $  248,418   $  801,629   $  988,144
Large Cap Equity Fund                       $2,238,266   $2,213,555   $2,318,499
Large Cap Growth Fund                       $1,985,854   $2,104,890   $1,616,744
Small Cap Growth Fund                       $2,712,447   $4,961,037   $5,296,736
Multi-Cap Equity Fund                       $  366,814   $  403,876   $  481,050
International Equity Fund                   $  818,231   $1,335,884   $1,602,844
S&P 500 Index Fund                          $  181,516   $  259,639   $  382,468
Large Cap Value Fund                        $  447,044   $1,061,874   $1,670,708
U.S. Bond Market Index Fund                 $  362,849   $  272,811   $  236,997
Large Cap Growth CRT Fund                   $   101,94   $   81,817   $   58,749
Small Cap Growth CRT Fund                   $   68,092   $   72,980   $   55,600
Small Cap Core Equity Fund/3/               $  365,572   $       --   $       --

----------
/1/ As of January 26, 2004, Investor Shares of each of the Funds, except for the Index Funds, have been reclassified as Class A Shares.
/2/ As of January 26, 2004, pursuant to the Funds' prospectuses, Class C Shares have been added to each Fund, except for the Index Funds and the CRT Funds.
/3/  Commencement of investment operations was March 2, 2005.

                                               2003         2004         2005
                                            ----------   ----------   ----------
International Equity CRT Fund               $   39,881   $   48,596   $   34,823


The following chart reflects advisory fee waivers and expense reimbursements, if any, by The Bank of New York as follows:


                                                    2003       2004       2005
                                                  --------   --------   --------
Intermediate Government Fund                      $137,232   $165,824   $152,788
Core Bond Fund                                    $ 22,728   $  2,085        N/A
Intermediate New York Tax-Exempt Fund             $127,932   $179,198   $202,318
Intermediate Tax-Exempt Fund                           N/A   $ 22,997        N/A
S&P 500 Index Fund                                $302,788   $257,299   $234,739
Large Cap Value Fund                              $221,382   $197,847   $ 34,348
U.S. Bond Market Index Fund                       $315,307   $228,526   $178,064
Large Cap Growth CRT Fund                         $113,232   $101,239   $ 75,561
Small Cap Growth CRT Fund                         $112,875   $114,182   $ 86,234
International Equity CRT Fund                     $163,041   $ 88,721   $ 62,976
Enhanced Income Fund                              $137,946   $ 74,835   $ 75,947
Multi-Cap Equity Fund                             $147,361   $105,461   $ 22,142
High Yield Fund                                   $156,483   $101,163        N/A
Small Cap Core Equity Fund                             N/A        N/A   $102,560


The Investment Advisory Agreement and Subadvisory Agreements (in the case of the Large Cap Value Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the High Yield Fund) for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons", as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Investment Advisory Agreements and Subadvisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and the subadviser, in the case of the Subadvisory Agreements and by the Advisor or subadviser on 60 days' written notice to BNY Hamilton. See "Additional Information".

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Investment Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If the Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into new investment advisory agreements with another qualified advisor selected by the Directors.


                               PORTFOLIO MANAGERS

Other Accounts Manages and Ownership of Fund Securities

Thomas G. Bosh is the portfolio manager of the Enhanced Income Fund. Mr. Bosh manages no other registered investment companies, two pooled investment vehicles with total assets of $7.5 billion, and no other accounts. None of the accounts managed by Mr. Bosh has performance-based advisory fees. As of December 31, 2005, Mr. Bosh owned shares of the Fund in the $100,001 - $500,000 range.

Michael McEachern is the portfolio manager of the High Yield Fund. Mr. McEachern manages one other registered investment company with assets of $1,057,000,000, no pooled investment vehicles, and 66 other accounts with total assets of $9,573,000,000. None of the accounts managed by Mr. McEachern has performance-based advisory fees. As of December 31, 2005, Mr. McEachern owned no shares of the Fund.

William D. Baird is the portfolio manager of the Intermediate Government Fund. Mr. Baird manages one other registered investment company (the BNY Hamilton U.S. Bond Market Index Fund) with assets of $89.7 million, five pooled investment vehicles with total assets of $1.038 billion, and seven other accounts with total assets of $434 million. None of the accounts managed by Mr. Baird has performance-based advisory fees. As of December 31, 2005, Mr. Baird owned no shares of the Fund.

Patrick K. Byrne is the portfolio manager of the Intermediate Investment Grade Fund. Mr. Byrne manages no other registered investment companies, no pooled investment vehicles, and no other accounts. None of the accounts managed by Mr. Byrne has performance-based advisory fees. As of December 31, 2005, Mr. Byrne owned shares of the Fund in the $10,001 -$50,000 range.

Colleen M. Frey is the portfolio manager of the Intermediate New York Tax-Exempt Fund. Ms. Frey manages no other registered investment companies, no pooled investment vehicles, and 75 other accounts with total assets of $430,000,000. None of the accounts managed by Ms. Frey has performance-based advisory fees. As of December 31, 2005, Ms. Frey owned shares of the Fund in the over $1,000,000 range.

Jeffrey B. Noss is the portfolio manager of the Intermediate Tax-Exempt Fund. Mr. Noss manages no other registered investment companies, one pooled investment vehicles with total assets of $234 million, and 207 other accounts with total assets of $831 million. None of the accounts managed by Mr. Noss has performance-based advisory fees. As of December 31, 2005, Mr. Noss owned shares of the Fund in the $50,001 - $100,000 range.

Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose are the portfolio managers of the International Equity Fund. They jointly manage eight other registered investment companies with assets of $1.7 billion, ten pooled investment vehicle with assets of $6.50 billion, and 42 other accounts with total assets of $10.5 billion. None of the accounts has performance-based advisory fees. As of December 31, 2005, Mr. Buchanan owned shares of the Fund in the $10,001 -$50,000 range; Ms. Krisko owned shares of the Fund in the $1-$10,000 range; Messrs. Zyla, McCormack and Rose owned no shares of the Fund.

Irene D. O'Neill is the portfolio manager of the Large Cap Equity Fund. Ms. O'Neill manages one other registered investment company (BNY Hamilton Large Cap Growth Fund) with assets of $207 million, no pooled investment vehicles, and 68 other accounts with total assets of $162 million. None of the accounts managed by Ms. O'Neill has performance-based advisory fees. As of December 31, 2005, Ms. O'Neill owned shares of the Fund in the $50,001 - $100,000 range.

Irene O'Neill is the portfolio manager of the Large Cap Growth Fund. Ms. O'Neill manages one other registered investment company (BNY Hamilton Large Cap Equity
Fund) with assets of $400 million, no pooled investment vehicles, and 68 other accounts with total assets of $162 million. None of the accounts managed by Ms. O'Neill has performance-based advisory fees. As of December 31, 2005, Ms. O'Neill no owned shares of the Fund.

William C. McClean III and George D. Baker are the portfolio managers of the Large Cap Value Fund. Messrs. McClean and Baker manage no other registered investment companies and no pooled investment vehicles, and they jointly manage 1068 other accounts with total assets of $414 million. None of the accounts managed by Messrs. McClean and Baker has performance-based advisory fees. As of December 31, 2005, Mr. McClean owned no shares of the Fund , and Mr. Baker owned shares of the Fund in the $100,001 - $500,000 range.

Edward B. White is the portfolio manager of the Multi-Cap Equity Fund. Mr. White manages one other registered investment companies (BNY Hamilton Small Cap Core Equity Fund) with assets of $162 million, four pooled investment vehicles with assets of $350 million, and 991 other accounts with total assets of $766 million. None of the accounts managed by Mr. White has performance-based advisory fees. As of December 31, 2005, Mr. White owned shares of the Fund in the $100,001 - $500,000 range.

Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose are the portfolio managers of the S&P 500 Index Fund. They jointly manage eight other registered investment companies with assets of $1.92 billion, ten pooled investment vehicle with assets of $6.50 billion, and 42 other accounts with total assets of $10.5 billion. None of the accounts has performance-based advisory fees. As of December 31, 2005, Mr. Zyla owned shares of the Fund in the $50,001-$100,000 range; Mr. Buchanan owned shares of the Fund in the $10,001 -$50,000 range; Ms. Krisko owned shares of the Fund in the ; Mr. McCormack owned shares of the Fund in the $10,001-$50,000 range; Ms. Krisko and Mr. Rose owned no shares of the Fund.

Edward B. White is the portfolio manager of the Small Cap Core Equity Fund. Mr. White manages one other registered investment company (the BNY Hamilton Multi-Cap Equity Fund) with assets of $70 million, four pooled investment vehicles with assets of $350 million, and 991 other accounts with total assets of $766 million. None of the accounts managed by Mr. White has performance-based advisory fees. As of March 31, 2005, Mr. White owned shares of the Fund in the $50,001 - $100,000 range.

Arthur Weise is the portfolio manager of the Small Cap Growth Fund. Mr. Weise manages one other registered investment company (the BNY Hamilton Small Cap Growth CRT Fund) with assets of $3 million, no pooled investment vehicles and six other accounts with total assets of $66 million. None of the accounts managed by Mr. Weise has performance-based advisory fees. As of December 31, 2005, Mr. Weise owned shares of the Fund in the $10,001 - $50,000 range.

William D. Baird is the portfolio manager of the U.S. Bond Market Index Fund. Mr. Baird manages one other registered investment company (the BNY Hamilton Intermediate Government Fund) with assets of $119 million, five pooled investment vehicles with total assets of $1.038 billion, and seven other accounts with total assets of $434 million. None of the accounts managed by Mr. Baird has performance-based advisory fees. As of December 31, 2005, Mr. Baird owned no shares of the Fund.

Arthur Weise is the portfolio manager of the Small Cap Growth CRT Fund. Mr. Weise manages one other registered investment company (the BNY Hamilton Small Cap Growth Fund) with assets of $565 million, no pooled investment vehicles and six other accounts with total assets of $66 million. None of the accounts managed by Mr. Weise has performance-based advisory fees. As of December 31, 2005, Mr. Weise owned no shares of the Fund.

Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose are the portfolio managers of the International Equity CRT Fund. They jointly manage eight other registered investment companies with assets of $2.05 billion, ten pooled investment vehicle with assets of $6.50 billion, and 42 other accounts with total assets of $10.5 billion. None of the accounts has performance-based advisory fees. As of December 31, 2005, they owned no shares of the Fund.

Description of Material Conflicts of Interest

The portfolio managers listed in each Fund's prospectus manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each portfolio manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund(s) managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolio or Funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund. However, the compensation structure for portfolio managers (discussed below under "- Compensation") generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

Compensation

As of December 31, 2005, a Bank of New York portfolio manager's compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Bank employees.

In the case of portfolio managers responsible for managing BNY Hamilton Funds and managed accounts, the method used to determine their compensation is the same for all Funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Bank's Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the Fund relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the Fund's portfolio. For each Fund, the performance factor depends on how the portfolio manager performs relative to the Fund's benchmark and the Fund's peer group, over one-year and three-year time periods. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Trusco Capital Management Inc. ("Trusco"), acting through its fixed income division Seix Advisors, is the sub-advisor of the BNY Hamilton High Yield Fund. The compensation structure of portfolio managers employed by Trusco is determined by Trusco in accordance with its own internal policies, which is summarized by Trusco as follows: Portfolio managers are paid competitive salaries by Trusco. In addition, they receive bonuses based on the pre-tax performance of the accounts managed by the portfolio manager relative to the applicable account benchmark over a calendar year. The relative mix of compensation represented by investment results bonuses and salary will vary depending on the individual's results, contributions to the organization, and other factors.


                                  ADMINISTRATOR

Effective June 30, 2005, The Bank of New York serves as the Funds' administrator (the "Administrator") and assists generally in supervising the operations of the Funds. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. The Administrator has agreed to provide administrative services, including but not limited to the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds' Registration Statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds' shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q and notices pursuant to Rule 24f-2; prepare workpapers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds' independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds' directors, upon the approval of the Treasurer; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds' investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and E&O/D&O insurance coverage; prepare statistical reports for outside information services (e.g., IBC/Donoghue, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, effective June 30, 2005, the Administrator entered an agreement appointing BISYS Fund Services Ohio, Inc., as sub-administrator (the "Sub-Administrator"), to perform the following administrative functions: provide compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent and distributor, oversight of annual anti-money laundering review, and support legal administration services as requested; review daily and monthly Compliance Management Reports; test conformity of compliance restrictions and limitations within the then-current registration statement, and annually conduct an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds' Registration Statement; review at least annually the Pre-Trade System and Procedures for Manual Tests of the investment advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provide ongoing consulting to assist the Administrator with any compliance questions or issues; support the Administrator's preparation of (i) the annual update to the Funds' Registration Statement, (ii) other amendments to the Funds' Registration Statement and supplements to Prospectuses and Statements of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and file any of the foregoing with the SEC upon the request of BNY Hamilton; prepare such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitor the sale of shares for compliance with state securities laws, and file with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinate the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies (including any annual meeting of shareholders); assist with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provide consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtain and maintain fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and file fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintain corporate records on behalf of BNY Hamilton; manage the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by BISYS, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of rule 12b-1 plans and related matters,
(v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; prepare and distribute Director/Officer Questionnaires, review completed Questionnaires and resolve any open issues with BNY Hamilton and counsel; review proxy statements prepared by counsel; provide officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002; prepare and file amendments to the Certificate of Incorporation as necessary; and prepare amendments to the By-Laws. The Sub-Administrator is not an otherwise affiliated person of the Administrator.

Through June 30, 2004, the Enhanced Income Fund paid the Administrator an annual fee, accrued daily and payable monthly, of 0.10% of its average daily net assets. All other Funds paid the Administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets. Effective July 1, 2004, these fees for Enhanced Income Fund were reduced to 0.09% of the first $3 billion of the Fund's average daily net assets and 0.075% of the Fund's average daily net assets in excess of $3 billion. Effective July 1, 2004, these fees for all other Funds were reduced to 0.125% of the first $300 million of each Fund's respective average daily net assets and 0.10% of each Fund's respective average daily net assets in excess of $300 million. Effective July 1, 2005, the fee for the Enhanced Income Fund was reduced to 0.07% of average daily net assets and the fee for all other Funds was reduced to 0.10% of average daily net assets.


For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid administration fees as follows:



                                               2003         2004         2005
                                            ----------   ----------   ----------
Intermediate Government Fund                $  267,969   $  198,785   $  136,747
Core Bond Fund                              $  970,851   $  743,792   $  478,195
Enhanced Income Fund                        $  342,305   $  406,271   $  157,277
Intermediate New York Tax-Exempt Fund       $  187,050   $  173,540   $  128,191
Intermediate Tax-Exempt Fund                $  578,294   $  445,239   $  296,448
High Yield Fund                             $   94,806   $  219,256   $  199,017
Large Cap Equity Fund                       $  746,089   $  594,369   $  423,608
Large Cap Growth Fund                       $  661,951   $  569,161   $  306,119
Small Cap Growth Fund                       $  723,319   $  999,680   $  749,662
Multi-Cap Equity Fund                       $   97,817   $   87,505   $   71,799
International Equity Fund                   $  242,069   $  285,181   $  290,903
S&P 500 Index Fund                          $  145,213   $  166,837   $  171,743
Large Cap Value Fund                        $  149,015   $  280,033   $  310,611
U.S. Bond Market Index Fund                 $  290,279   $  184,101   $  106,622
Large Cap Growth CRT Fund                   $   33,982   $   22,280   $   11,406
Small Cap Growth CRT Fund                   $   18,158   $   15,934   $    8,541
International Equity CRT Fund               $   12,001   $   10,554   $    6,080



For the fiscal years ended 2003 and 2004, S&P 500 Index Fund and U.S. Bond Market Index Fund had waivers of administration fees of $36,303 and $51,928; and $72,564 and $54,563, respectively.


The Administration Agreement between BNY Hamilton and the Administrator may be renewed or amended by the Directors without a shareholder vote.

                                   DISTRIBUTOR

BNY Hamilton Distributors, Inc. an indirect wholly-owned subsidiary of the BISYS Group, Inc., acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreement for the Funds must be approved in the same manner as the Investment Advisory Agreements described above under "Investment Advisor". The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information".


The Distributor may, at its own expense, assist in marketing the Funds' shares. The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. At the date hereof, the Advisor has in place arrangements to make such additional payments to Brown Brothers Harriman, Charles Schwab, Chicago Mercantile Exchange, J.P. Morgan Chase, Putnam Investments, Vanguard and Wachovia. The amount paid will be a percentage of an applicable Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15%; however, with respect to Wachovia serving in its capacity as record-keeper to the Advisor's retirement plans, such percentage will not exceed 0.55%.


The Directors have adopted a distribution plan ("12b-1 Plan") with respect to Investor Shares of the Index Funds, and with respect to Class A Shares and Class C Shares of each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. Such 12b-1 Plan will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, as applicable. The 12b-1 Plan in respect of Class C Shares provides for the payment to the Distributor of (1) an asset-based sales charge of up to 0.75% of the average daily net assets of a Fund's Class C Shares and (2) a shareholder service fee of up to 0.25% of the average daily net assets of a Fund's Class C Shares. The shareholder service fee is used to pay for personal service and/or the maintenance of shareholder accounts. (The CRT Funds do not have an Investor Class, Class A Class or Class C Class and therefore do not pay distribution expenses.) Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Investor Shares, Class A Shares or Class C Shares, as applicable. The Investor Shares, Class A Shares or Class C Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Investor Shares, Class A Shares or Class C Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, or 1.00% per annum of average daily net assets of Class C Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Investor Shares, Class A Shares or Class C Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.

For the fiscal year ended December 31, 2005, the Funds paid the following amounts for services related to their respective 12b-1 Plans./1/ In each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case

----------

/1/ Prior to June 30, 2003, the Corporation had adopted a separate 12b-1 Plan for each applicable Fund. As of June 30, 2003, the Corporation adopted a consolidated 12b-1 Plan for the applicable Funds (which consolidated 12b-1 Plan made no substantive amendments to the several prior 12b-1 Plans).

for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries,
(iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.



                                        Investor Class    Class A     Class C
                                        --------------   --------   ----------
Intermediate Government Fund                             $ 20,322
Core Bond Fund                                           $ 10,289   $       69
High Yield Fund                                          $  2,994   $      171
Enhanced Income Fund                                     $  9,450   $      514
Intermediate New York Tax-Exempt Fund                    $ 53,433   $      101
Intermediate Tax-Exempt Fund                             $  4,711
Large Cap Equity Fund                                    $ 75,652   $      118
Large Cap Growth Fund                                    $ 23,096
Small Cap Growth Fund                                    $211,144
International Equity Fund                                $ 10,391
Multi-Cap Equity Fund                                    $160,350
S&P 500 Index Fund                          $2,386
Large Cap Value Fund                                     $  2,360
U.S. Bond Market Index Fund                 $  318


Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be committed to the non-interested Directors.

Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such Shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to Shares eligible for exemption from the CDSC normally applicable to Class C Shares. The Funds may withhold such payments with respect to short-term investments.

                            FUND AND OTHER SERVICES

BISYS Fund Services Ohio, Inc. ("BISYS"), P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment advisor, administrator and distributor, as set forth below, decide upon matters of general policy.

The Bank of New York, One Wall Street, New York, New York 10286, serves as the custodian (the "Custodian") and fund accounting agent for each Fund.


Tait, Weller & Baker, LLP 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 were the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2005. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.


                                 CODE OF ETHICS

BNY Hamilton, the Advisor, each subadviser, the Distributor and the Sub-Administrator each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor, each subadviser, the Distributor and the Sub-Administrator from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

                              PROXY VOTING POLICIES

The Advisor has been delegated the authority and responsibility to vote the proxies of certain of its trust and investment advisory clients, including the Funds. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

The Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process and procedures. The Advisor has elected to retain Institutional Shareholder Services, Inc. ("ISS") as a proxy consultant. ISS is currently performing certain proxy-related services pursuant to these procedures, including providing research and making voting determinations in accordance with the proxy voting guidelines, voting and submitting proxies and related administrative and recordkeeping functions. In addition, the Advisor has determined that, except as set forth in the proxy policy and noted below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines, which have been prepared by the Advisor and ISS. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations.

As ISS will vote proxies in accordance with the proxy voting guidelines, the Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and a Fund as to how proxies are voted. If an investment professional (a portfolio manager, the Advisor's Chief Investment Officer or other investment professional) believes that it may be in the best interest of a Fund to vote in a manner inconsistent with ISS' recommendations, such investment professional must contact the Proxy Committee and complete a questionnaire to allow the Proxy Committee to review the recommendation and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner. If the proxy guidelines do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After making such a determination, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner.

Although the proxy guidelines detail numerous specific instances and possible proposals, the guidelines provide that ISS will generally vote "for" management proposals on routine business; case by case on management proposals related to directors (though "for" routine matters and "against" classification of the Board); case by case on management proposals related to a company's capitalization, reorganizations or merger proposals, and non-salary compensation issues; "against" management proposals on anti-takeover related proposals; and "against" or case by case on most shareholder proposals, including social issues.

A complete copy of the Proxy Policy may be obtained by writing to: Charles Goodfellow, The Bank of New York, 1290 Avenue of the Americas, New York, New York 10104.

Information on how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (1) without charge, upon request, upon calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below.

1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on www.bnyhamilton.com 60 days after its fiscal quarter-end;

2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;

3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;


4. Each Fund will provide material non-public holdings information to third parties that, (i) calculate information derived from holdings either for use by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for their personal benefit (including trading), (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited.


5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's web site.

The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

The entities that may receive the information described in (4) above are: (i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end); (ii) Lipper (full holdings quarterly, 25 days after quarter-end; and (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end).

In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.

Each Fund may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund.

Employees of The Bank of New York, in its capacity as the Funds' investment adviser, and each of the sub-advisers and each of their respective affiliates, that are access persons under the Funds' codes of ethics, have access to Fund holdings on a regular basis. In addition, The Bank of New York, in its capacity as the Funds' custodian and sub-administrator, and BNY Hamilton Distributors, Inc., in its capacity as the Funds' administrator, has access to full holdings on a regular basis.

In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: auditors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Fund or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

Neither the Funds nor The Bank of New York will provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders. All approvals of disclosure requests will be reported to the Board of Directors at its next meeting.


To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that (i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit (including trading), (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.


In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures present a conflict of interest between the Funds' shareholders and The Bank of New York, a sub-adviser, the Funds' distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

The Bank of New York will not enter into any arrangements with third parties from which it would derive any benefit, monetary or other, for the disclosure of material non-public holdings information. If, in the future, the Bank of New York desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Funds' SAI.


There is no assurance that the BNY Hamilton Funds' policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                               PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. An Equity Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value-Equity Funds".

Each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds (except for the Index Funds) offers three share classes - Class A Shares, Class C Shares and Institutional Shares. The specific sales charges applicable to each of the Class A Shares and Class C Shares are described below. The Index Funds offer two share classes - Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are not subject to any sales charges.

Class A Shares are offered at the public offering price, which equals net asset value plus an initial sales charge that varies depending on the size of the investor's purchase. In addition, with respect to purchases of Class A Shares in the amount of $1,000,000 or more of the Equity Funds, the Taxable Fixed Income Funds, and the Tax-Exempt Fixed Income Funds, you will not pay an initial sales charge, but you may pay a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase.

Class C Shares are offered at the public offering price, which equals net asset value without an initial sales charge, but are subject to a CDSC on most redemptions made within 12 months of purchase.

This section describes the sales charges and fees that you will pay as an investor in different Share classes offered by the applicable Funds.

Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Growth Fund, International Equity Fund

                       Class A Shares                 Class C Shares
                       --------------                 --------------
Sales Charge (Load)    A front-end sales charge       No front-end sales charge.
                       will be imposed on shares      A 1%* contingent deferred
                       purchased, declining from      sales charge (CDSC) may be
                       5.25% as indicated below.      imposed on shares redeemed
                                                      within 12 months after
                                                      purchase.

Distribution (12b-1)   Subject to Annual              Subject to Annual
                       Distribution fee of up to      Distribution and Service
                       0.25% of the average daily     fee of up to 1.00% of the
                       net assets of the applicable   average daily net assets
                       fund.                          of the applicable fund.

Reducing Class A's Initial Sales Charge:

                                    Sales Charge as % of   Sales Charge as % of
Amount of Purchase                    Offering Price**        Amount Invested     Dealer Reallowance
------------------                  --------------------   --------------------   ------------------
Less than $25,000                              5.25%                   5.54%                4.73%
$25,000 but less than $50,000                  5.00%                   5.26%                4.50%
$50,000 but less than $100,000                 4.50%                   4.71%                4.05%
$100,000 but less than $250,000                3.50%                   3.63%                3.15%
$250,000 but less than $500,000                2.75%                   2.83%                2.48%
$500,000 but less than $1 million              2.00%                   2.04%                1.80%
$1 million or more                       None***                 None***              None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your Shares within 12 months. The 12-month period begins on the first day following your purchase.

Intermediate Government Fund, Core Bond Fund, High Yield Fund, Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund

                       Class A Shares                 Class C Shares
                       --------------                 --------------
Sales Charge (Load)    A front-end sales charge       No front-end sales charge.
                       will be imposed on shares      A 1%* contingent deferred
                       purchased, declining from      sales charge (CDSC) may be
                       4.25% as indicated below.      imposed on shares redeemed
                                                      within 12 months after
                                                      purchase.

Distribution (12b-1)   Subject to Annual              Subject to Annual
                       Distribution fee of up to      Distribution and Service
                       0.25% of the average daily     fee of up to 1.00% of the
                       net assets of the applicable   average daily net assets
                       fund.                          of the applicable fund.

Reducing Class A's Initial Sales Charge:

                                    Sales Charge as % of   Sales Charge as % of
Amount of Purchase                    Offering Price**        Amount Invested     Dealer Reallowance
------------------                  --------------------   --------------------   ------------------
Less than $50,000                               4.25%                  4.44%            3.83%

$50,000 but less than $100,000                 3.75%                  3.90%                 3.38%
$100,000 but less than $250,000                3.25%                  3.36%                 2.93%
$250,000 but less than $500,000                2.25%                  2.30%                 2.03%
$500,000 but less than $1 million              1.50%                  1.52%                 1.35%
$1 million or more                       None***                None***               None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

Enhanced Income Fund

                       Class A Shares                 Class C Shares
                       --------------                 --------------
Sales Charge (Load)    A front-end sales charge       No front-end sales charge.
                       will be imposed on shares      A 1%* contingent deferred
                       purchased, declining from      sales charge (CDSC) may be
                       1.50% as indicated below.      imposed on shares redeemed
                                                      within 12 months after
                                                      purchase.

Distribution (12b-1)   Subject to Annual              Subject to Annual
                       Distribution fee of up to      Distribution and Service
                       0.25% of the average daily     fee of up to 1.00% of the
                       net assets of the applicable   average daily net assets
                       fund.                          of the applicable fund.

Reducing Class A's Initial Sales Charge:

                                    Sales Charge as % of   Sales Charge as % of
Amount of Purchase                    Offering Price**        Amount Invested     Dealer Reallowance
------------------                  --------------------   --------------------   ------------------
Less than $500,000                             1.50%                  1.52%                 1.35%
$500,000 but less than $1 million              1.00%                  1.01%                 0.90%
$1 million or more                       None***                None***               None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

S&P 500 Index Fund and U.S. Bond Market Index Fund

                       Investor Shares
                       ---------------
Sales Charge (Load)    No front-end sales charge or contingent deferred sales
                       charge (CDSC).

Distribution (12b-1)   Subject to Annual Distribution fee of up to 0.25% of the
                       average daily net assets of the applicable Fund.

Selecting a Class

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the Large Cap Equity Fund and intend to hold your Shares for five years or less, purchasing Class C Shares would be more beneficial; if you intend to hold your Shares for more than five years, purchasing Class A would be more beneficial to you. If you are purchasing $100,000 of the High Yield Fund and intend to hold your shares for four yours or less, purchasing Class C shares would be more beneficial; if you intend to hold your Shares for more than four years, purchasing Class A shares would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

                          WAIVING CLASS A SALES CHARGE

Shareholders who held, as of January 26, 2004, Investor Shares of a fund whose Investor Shares have been re-designated as Class A Shares were grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. In addition, sales charges may also be waived with respect to Class A Shares for:

(1) investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor;

(2) employees of the Advisor or its affiliates and any organization that provides investment advisory services to a Fund;

(3) each Director of BNY Hamilton;

(4) employees of the Distributor and its affiliates;

(5) employees of legal counsel to BNY Hamilton or legal counsel to the Independent Directors;

(6) existing shareholders who own shares in any of the Funds within their trust accounts and purchase additional shares outside of these trust relationships;

(7) investors within wrap accounts;

(8) investors who purchase in connection with 401(k) plans, 403(b) plans, and other employer-sponsored qualified retirement plans, Investment Retirement Accounts; and

(9) investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions.

Each investor described in paragraphs (2), (3), (4), (5) (6), (8) and (9) above must identify himself or herself at the time of purchase. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.

Investors may be eligible to buy Class A Shares at reduced sales charges. The tables in the relevant Fund's prospectus describe how the sales charge decreases as the amount of your investment increases. Interested parties should consult their investment representatives or call 800-426-9363 for details about such reductions. In addition, information about the availability of reduced sales charges can be found at the Fund's website. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information.

Letter of Intent. Investors may also qualify for reduced initial sales charges on purchases of Class A Shares made within a 13-month period pursuant to a Letter of Intent (the "Letter"). This enables an investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other Fund, during the 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of the Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Letter is signed) toward completion of the commitment stated in the Letter. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. An investor must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Letter.

The Letter is not a binding obligation on the investor to purchase the full amount indicated; however, investors must include a minimum of 5% of the total amount they intend to purchase with their Letter. Such amount will be held in escrow by the Transfer Agent in Class A Shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Letter (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable that should have been paid. If not remitted within twenty days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Letter.

Right of Accumulation. Reduced sales charges on Class A Shares can be effected by combining a current purchase of Class A Shares with prior purchases of Class A Shares of any Fund. The applicable sales charge is based on the combined total of (1) the current purchase; and (2) the value at the public offering price at the close of business on the previous day of all BNY Hamilton Fund Class A Shares held by the shareholder. The shareholder must notify the Transfer Agent or Distributor of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Distributor. A Fund may terminate or amend this Right of Accumulation at any time.

Combination Privilege. An investor may qualify for reduced sales charges on Class A Shares by combining accounts of BNY Hamilton Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by the investor as sole proprietorship. The applicable sales charge is based on the combined total of the value of the shares in each of those accounts at the public offering price at the close of business on the day preceding the purchase qualifying the investor to a reduced sales charge. The shareholder must notify the Transfer Agent or Distributor of all pertinent information regarding the accounts to be combined as well as each purchase entitling the shareholder to a reduced sales charge. This combination privilege is subject to modification or discontinuance at any time.

Concurrent Purchases. In addition, investors may qualify for a reduced sales charge on Class A Shares by (a) combining concurrent purchases of, and holdings in, shares of any of the Funds purchased from a broker or dealer selling the Funds, sold with a sales charge ("Eligible Shares"); or (b) combining concurrent purchases of shares of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares. Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares. Investors must notify the Transfer Agent or Distributor of any such purchases and holdings. This privilege is subject to modification or discontinuance at any time.

Reinstatement Privilege. Investors may qualify for a reduced sales charge on Class A Shares if they have sold shares, but then decide to reinvest in a Fund within a 90 day period of that sale. The applicable sales load is based on amounts up to the value of the shares the investor sold. The shareholder must notify the Transfer Agent or Distributor, in writing, of his or her reinstatement request and provide payment within 90 days of the date the shareholder's instructions were processed. A shareholder may exercise this privilege one time during any 12-month period. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor. In addition, exercise of this privilege does not result in a waiver of any applicable redemption fee or previously collected CDSC (See "Redemption of Shares" below).

                              REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus under "Redemption of Shares". The pricipal value fluctuates so that the proceeds of an investor's shares when redeemed may be more or less than their original cost.

Class C Shares are subject to a CDSC on most redemptions made within 12 months of purchase. A CDSC is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value.

CDSCs are deducted from the amount of the redemption proceeds and paid to the Distributor.

Waiver of CDSC - Class C Shares. The following circumstances qualify for waivers of Class C's CDSC:

     .    Distributions following the death or disability of a shareholder.

     . Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan to a shareholder who has reached age 70 1/2.

     . Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

International Equity Fund and International Equity CRT Fund Redemption Fee. The International Equity Fund and International Equity CRT Fund each charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund or International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's or International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. The International Equity Fund and International Equity CRT Fund reserve the right to waive or modify redemption fees in certain circumstances. The redemption fee in respect of International Equity CRT Fund went into effect on February 10, 2004.

Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

                               EXCHANGE OF SHARES

Shareholders purchasing shares directly from a Fund may exchange those shares at the current net asset value per share for other Funds that have a similar class of shares or between Investor Shares of an Index Fund and Class A Shares of other Funds, in accordance with the terms of the current prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference. If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" (or the equivalent heading)in such Fund's Prospectus.

Determination of the net investment income for the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be made immediately prior to the determination of net asset value at 4:00 P.M., Eastern time, on each Business Day. Net investment income for days other than Business Days is determined as of 4:00 P.M., Eastern time, on the preceding Business Day. See "Purchase of Shares" in the relevant Prospectus and this Statement of Additional

Information. Shares redeemed earn a dividend on the Business Day that the redemption becomes effective. See "Redemption of Shares" in each Prospectus.

                                 NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes as described under "Net Asset Value" (or the equivalent heading) in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received.

Taxable Fixed Income and Tax-Exempt Fixed Income Funds. In the case of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds, portfolio securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, will be valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security, and
(ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by such Funds' independent pricing service, such securities will be priced in accordance with procedures adopted by the Directors. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method, because the Directors have determined that this method will approximate market value. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities.


Equity Funds. In the case of the Equity Funds, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. Securities for which market quotations are not readily available are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.


Equity Funds and Core Bond Fund. For purposes of calculating net asset value per share for each class of shares in each of the Equity Funds and the Core Bond Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.

All Funds. Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 P.M., New York City time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 P.M., New York City time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, which mature in 60 days or less, are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Directors.

                                PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations.

As required by regulations of the Securities and Exchange Commission, the annualized yield for each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Large Cap Equity Fund is computed by dividing the Fund's net investment income per share for each class earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends will be used in determining the net investment income per share. Income will be computed by totaling the interest earned on all debt obligations, and in the case of the Large Cap Equity Fund, dividends earned on all equity securities, during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield will then be annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectuses for the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds.


The 30-day yields for the other Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are as follows/1/:



                                                                   With           Without
                                                               Reimbursement   Reimbursement
                                                               -------------   -------------
Intermediate Government Fund - Institutional Shares                4.50%           4.37%
Intermediate Government Fund - Class A Shares                      4.07%           3.94%
Core Bond Fund - Institutional Shares                              4.37%           4.37%
Core Bond Fund - Class A Shares                                    3.94%           3.94%
Intermediate New York Tax-Exempt Fund - Institutional Shares       3.09%           2.91%
Intermediate New York Tax-Exempt Fund - Class A Shares             2.72%           2.54%
Intermediate New York Tax-Exempt Fund - Class C Shares             2.09%           1.91%
Intermediate Tax-Exempt Fund - Institutional Shares                3.19%           3.19%
Intermediate Tax-Exempt Fund - Class A Shares                      2.81%           2.81%
High Yield Fund - Institutional Shares                             5.54%           5.54%
High Yield Fund - Class A Shares                                   5.06%           5.06%
U.S. Bond Market Index Fund - Institutional Shares                 4.74%           4.55%
U.S. Bond Market Index Fund - Investor Shares                      4.49%           4.30%


Total Return Quotations. As required by regulations of the Securities and Exchange Commission, the annualized total return (before and after taxes) of each of the Equity Funds, the

----------
/1/ The reclassification of Investor Shares to Class A Shares occurred as of January 26, 2004; and therefore the performance information provided for Class A Shares reflects the performance of Investor Shares. Class C Shares commenced operations as of January 26, 2004; and, therefore, performance information as of December 31, 2003 is not yet available.

Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds for a period will be computed by assuming a hypothetical initial payment of $10,000. It will then be assumed that all of the dividends and distributions over the period are reinvested and that the entire amount will be redeemed at the end of the period. The annualized total return will then be calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated. The returns reflect the effect of expense subsidies and the return numbers would be lower if there were no subsidies. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculations do not consider any potential tax liabilities other than federal tax liabilities.


The total returns for the other Funds are as follows/1/:



                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
Large Cap Equity Fund
Class A Shares
Return Before Taxes                                0.67%   -1.45%     6.72%      N/A
Return After Taxes on Distributions               -0.41%   -2.88%     4.82%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.11%   -1.65%     4.91%      N/A

Large Cap Equity Fund
Institutional Shares
Return Before Taxes                                6.42%   -0.15%     7.53%      N/A
Return After Taxes on Distributions                5.19%   -1.08%     5.53%      N/A
Return After Taxes on Distribution and Sale of
   Fund Shares                                     4.88%   -0.62%     5.58%      N/A

Large Cap Equity Fund
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A       N/A       06/09/04
Return After Taxes on Distributions                 N/A      N/A       N/A       N/A
Return After Taxes on Distributions and sale of
   Fund Shares                                      N/A      N/A       N/A       N/A

Large Cap Value Fund
Class A Shares
Return Before Taxes                                2.75%     N/A       N/A      6.52%      05/21/02
Return After Taxes on Distributions                1.85%     N/A       N/A      5.98%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.38%     N/A       N/A      5.35%

Large Cap Value Fund
Institutional Shares
Return Before Taxes                                8.74%    4.77%      N/A      3.85%           N/A
Return After Taxes on Distributions                7.70%    4.21%      N/A      3.29%
Return After Taxes on Distribution and Sale of
   Fund Shares                                     6.31%    3.81%      N/A      3.00%

Large Cap Growth Fund
Class A Shares
Return Before Taxes                               -5.37%   -7.10%     6.40%      N/A
Return After Taxes on Distributions               -8.40%   -7.95%     4.89%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     0.21%   -5.97%     5.26%      N/A

Large Cap Growth Fund
Institutional Shares
Return Before Taxes                                0.07%   -5.87%     7.19%      N/A
Return After Taxes on Distributions               -3.18%   -6.81%     5.62%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     3.91%   -5.03%     5.93%      N/A

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
International Equity Fund
Class A Shares
Return Before Taxes                                6.88%   -0.38%      N/A      3.64%      05/01/97
Return After Taxes on Distributions                6.43%   -0.57%      N/A      3.24%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     4.47%   -0.44%      N/A      3.02%

International Equity Fund
Institutional Shares
Return Before Taxes                               13.14%    0.90%      N/A      4.52%      04/01/97
Return After Taxes on Distributions               12.56%    0.65%      N/A      4.09%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     8.54%    0.62%      N/A      3.78%

Small Cap Growth Fund
Class A Shares
Return Before Taxes                               -8.01%   -1.70%    10.53%      N/A
Return After Taxes on Distributions               -8.33%   -2.20%     9.13%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -4.77%   -1.48%     8.82%      N/A

Small Cap Growth Fund
Institutional Shares
Return Before Taxes                               -2.62%   -0.52%    11.25%      N/A
Return After Taxes on Distributions               -2.95%   -1.03%     9.86%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -1.25%   -0.50%     9.49%      N/A

Intermediate Government Fund
Class A Shares
Return Before Taxes                               -2.10%    3.75%     4.61%      N/A
Return After Taxes on Distributions               -3.56%    2.09%     2.65%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -1.37%    2.20%     2.70%      N/A

Intermediate Government Fund
Institutional Shares
Return Before Taxes                                2.51%    4.94%     5.31%      N/A
Return After Taxes on Distributions                0.88%    3.17%     3.25%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.62%    3.15%     3.25%      N/A

Core Bond Fund
Class A Shares
Return Before Taxes                               -2.99%    3.66%     4.33%      N/A
Return After Taxes on Distributions               -4.33%    1.94%     2.55%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -1.95%    2.10%     2.60%      N/A

Core Bond Fund
Institutional Shares
Return Before Taxes                                1.57%    4.81%     5.01%      N/A
Return After Taxes on Distributions                0.08%    2.97%     3.13%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.01%    3.03%     3.14%      N/A

Core Bond
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A       N/A       10/13/04
Return After Taxes on Distributions                 N/A      N/A       N/A       N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                      N/A      N/A       N/A       N/A

High Yield Fund
Class A Shares
Return Before Taxes                               -2.50%     N/A       N/A      4.25%      5/02/03
Return After Taxes on Distributions               -4.72%     N/A       N/A      1.98%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -1.63%     N/A       N/A      2.30%

High Yield Fund
Institutional Shares                               2.08%     N/A       N/A      6.21%      5/01/03
Return Before Taxes                               -0.33%     N/A       N/A      3.82%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.35%     N/A       N/A      3.91%

High Yield Fund
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A       N/A       7/27/04
Return After Taxes on Distributions                 N/A      N/A       N/A       N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                      N/A      N/A       N/A       N/A

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
Enhanced Income Fund
Class A Shares
Return Before Taxes                                0.57%     N/A       N/A      1.26%      05/02/02
Return After Taxes on Distributions               -0.34%     N/A       N/A      0.56%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     0.36%     N/A       N/A      0.66%

Enhanced Income Fund
Institutional Shares
Return Before Taxes                                2.88%     N/A       N/A      1.94%      05/01/02
Return After Taxes on Distributions                1.86%     N/A       N/A      1.14%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.86%     N/A       N/A      1.18%

Enhanced Income
Class C Shares
Return Before Taxes                                1.33%     N/A       N/A      1.99%      6/18/04
Return After Taxes on Distributions                0.69%     N/A       N/A      0.66%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     0.86%     N/A       N/A      0.71%


Intermediate Tax-Exempt Fund
Class A Shares
Return Before Taxes                               -3.13%    3.05%     3.63%      N/A
Return After Taxes on Distributions               -3.22%    2.88%     3.48%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -0.93%    3.05%     3.52%      N/A

Intermediate Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                1.42%    4.19%     4.30%      N/A
Return After Taxes on Distributions                1.32%    4.02%     4.15%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.16%    4.08%     4.14%      N/A

Intermediate New York Tax-Exempt Fund
Class A Shares
Return Before Taxes                               -2.57%    3.16%     3.71%      N/A
Return After Taxes on Distributions               -2.59%    3.08%     3.67%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -0.63%    3.15%     3.67%      N/A

Intermediate New York Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                2.01%    4.32%     4.38%      N/A
Return After Taxes on Distributions                1.99%    4.24%     4.34%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.48%    4.19%     4.29%      N/A

Intermediate New York Tax Exempt
Class C Shares
Return Before Taxes                                0.99%     N/A       N/A      1.48%      8/24/04
Return After Taxes on Distributions                0.97%     N/A       N/A      1.44%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.46%     N/A       N/A      1.60%

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
Multi-Cap Equity Fund*
Class A Shares
Return Before Taxes                                1.94%   -2.70%     8.26%       N/A
Return After Taxes on Distributions                1.71%   -2.93%     7.61%       N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.26%   -2.38%     7.06%       N/A

Multi-Cap Equity Fund*
Institutional Shares
Return Before Taxes                                1.94%   -2.70%     8.26%       N/A
Return After Taxes on Distributions                1.71%   -2.93%     7.61%       N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.26%   -2.38%     7.06%       N/A

S&P 500 Index Fund
Investor Shares
Return Before Taxes                                4.29%     N/A       N/A      13.40%     07/25/02
Return After Taxes on Distributions                2.88%     N/A       N/A      12.60%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     4.10%     N/A       N/A      11.34%

S&P 500 Index Fund
Institutional Shares
Return Before Taxes                                4.57%    0.11%      N/A      -1.50%     04/28/00
Return After Taxes on Distributions                3.06%   -0.59%      N/A      -2.15%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     4.28%   -0.20%      N/A      -1.55%

U.S.Bond Market Index Fund
Investor Shares
Return Before Taxes                                1.85%     N/A       N/A       3.47%     09/27/02
Return After Taxes on Distributions                0.26%     N/A       N/A       1.82%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.19%     N/A       N/A       2.00%

U.S.Bond Market Index Fund
Institutional Shares
Return Before Taxes                                2.10%    5.56%      N/A       6.55%     04/28/00
Return After Taxes on Distributions                0.42%    3.48%      N/A       4.36%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.35%    3.51%      N/A       4.29%

Large Cap Growth CRT Fund
Return Before Taxes                                3.75%   -4.73%      N/A      -3.82%     01/03/00
Return After Taxes on Distributions                3.35%   -5.05%      N/A      -4.12%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.43%   -4.14%      N/A      -3.37%

Small Cap Growth CRT Fund
Return Before Taxes                               -3.14%   -0.31%      N/A       1.27%     01/03/00
Return After Taxes on Distributions               -3.35%   -0.35%      N/A       1.17%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -1.76%   -0.26%      N/A       1.04%

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
International Equity CRT Fund
Return Before Taxes                               11.79%     2.28%     N/A      -1.38%     01/03/00
Return After Taxes on Distributions               10.70%     1.86%     N/A      -1.72%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     7.67%     1.69%     N/A      -1.37%


/1/ The reclassification of Investor Shares to Class A Shares occurred as of January 26, 2004; and therefore the performance information provided for Class A Shares reflects the performance of Investor Shares. Class C Shares commenced operations as of January 26, 2004; and, therefore, performance information as of December 31, 2003 is not yet available.

* The total returns for the Multi-Cap Equity Fund's predecessor, the GW&K Equity Fund, are reflected in the table above. The calculation of average annual total return reflects the performance of the immediate predecessor the Multi-Cap Equity Fund, the GW&K Equity Fund, a series of Gannett Welsh & Kotler Funds, for periods on or after December 10, 1996 to October 4, 2002, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996. It should be noted that
(1) the quoted performance data includes performance for periods before the GW&K Equity Fund's registration statement became effective; (2) the Partnership was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Partnership had been registered under the 1940 Act during such periods, performance may have been adversely affected. Institutional Class shares of the Multi-Cap Equity Fund are not currently available, so the performance shown for that class is based on the performance of Class A shares, adjusted to reflect the fact that Institutional Class shares do not charge a front-end sales load.

General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of a Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

The turnover rates for the Funds are as follows:

                                          Fiscal Year Ended
                                             December 31,
                                         ------------------
Fund                                     2003   2004   2005
----                                     ----   ----   ----
Large Cap Equity Fund                     24%    40%    52%
Large Cap Value Fund                      12%    37%    43%
Large Cap Growth Fund                     20%    90%   101%
Small Cap Growth Fund                     42%    67%    77%
Small Cap Core Equity Fund (1)            --     --     12%
Multi-Cap Equity Fund                     24%    22%    10%
International Equity Fund                101%    31%    11%
Enhanced Income Fund                      87%   105%    51%
Intermediate Government Fund              87%     8%    29%
Core Bond Fund                           110%    72%    94%
Intermediate Tax-Exempt Fund              36%    31%    41%
Intermediate New York Tax-Exempt Fund     10%    11%    16%
High Yield Fund (2)                       42%    72%    88%
S&P 500 Index Fund                        40%    17%    49%
U.S. Bond Market Index Fund              131%    73%   114%
Large Cap Growth CRT Fund                 24%    42%    68%
Small Cap Growth CRT Fund                 45%    58%    70%
Hamilton International Equity CRT Fund    90%    25%    17%

(1)  Commencemnt of investment operations was 3/2/05.
(2)  Commencemnt of investment operations was 5/1/03.

It is anticipated that the following Funds will have a portfolio turnover rate of less than 100%:

Large Cap Equity Fund
Large Cap Value Fund
Large Cap Growth Fund
Small Cap Growth Fund
Small Cap Core Equity Fund
Multi-Cap Equity Fund
International Equity Fund
Enhanced Income Fund
Intermediate Government Fund
Core Bond Fund
Intermediate Tax-Exempt Fund
Intermediate New York Tax-Exempt Fund
High Yield Fund
S&P 500 Index Fund
Large Cap Growth CRT Fund
Small Cap Growth CRT Fund
Hamilton International Equity CRT Fund

It is anticipated that the U.S. Bond Market Index Fund will continue to have a portfolio turnover rate of not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.

Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. Portfolio transactions for each of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in short-term trading consistent with their objectives.

Equity Funds. In connection with portfolio transactions for the Equity Funds, the overriding objective is to obtain the best possible execution of purchase and sale orders. In selecting a broker, the Advisor (and, in the case of the Multi-Cap Equity Fund, Small Cap Core Equity Fund and the Large Cap Value Fund, the Sub-adviser) considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor or the Sub-adviser decides that the broker chosen will provide the best possible execution. The Advisor or the Sub-adviser will monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Directors will review regularly the reasonableness of commissions and other transaction costs incurred by the Equity Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, receive reports from the Advisor or the Sub-adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor or the Sub-adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's or the Sub-adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Advisor and the Sub-adviser believe that the value of research services received is not determinable and does not significantly reduce their respective expenses. The Equity Funds will not reduce their respective fees paid to the Advisor or the Sub-adviser by any amount that might be attributable to the value of such services.


For the fiscal years ended December 31, 2003, 2004 and 2005 the Large Cap Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund paid aggregate broker commissions of $251,915; $470,423 and $551,022; $196,649, $847,173 and $920,081; $779,570, $2,274,201 and $2,572,586; and $488,363,
$32,937 and $101,070; respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth Fund paid broker commissions of $6,475 to BNY Brokerage Inc., an affiliate of the Advisor This amounted to 3.29% of the aggregate commission paid by the Large Cap Growth Fund and 3.21% of the aggregate dollar amount of principal transactions.

For the fiscal years ended December 31, 2003, 2004 and 2005 the S&P 500 Index Fund and Large Cap Value Fund paid aggregate broker commissions of $27,266, $14,171 and $39,793; and $103,709, $292,898 and $363,491; respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Value Fund and the S & P 500 Index Fund paid broker commissions of $1,100 and $147, respectively to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc. a separate brokerage affiliate of The Bank of New York, and a member of the New York Stock Exchange and other principal exchanges, and SIPC. This amounted to 9.74% and 1.06% and 0.07% and 0.54% of the aggregate commissions paid by the Large Cap Value Fund and S & P 500 Index Fund, respectively, and 9.76% and 1.79% and 0.08% and 0.52%, respectively, of the aggregate dollar amount of principal transactions. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Value Fund paid $1,186 to BNY Clearing Services LLC, an affiliate of the Advisor. This amounted to 1.14% of the aggregate commissions paid by the Large Cap Value Fund and 2.84% of the aggregate dollar amount of principal transactions.

For the fiscal years ended December 31, 2003, 2004 and 2005 the Large Cap
Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund paid aggregate broker commissions of $16,141, $16,672 and $23,030;
$18,130, $26,990 and $36,394; and $19,073, $583 and $4,477; respectively.
Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth CRT Fund paid $2,167 to BNY ESI & Co. This amounted to 13.43% of the aggregate commissions paid by the Large Cap Growth CRT Fund and 10.97% of the aggregate dollar amount of principal transactions.

For the fiscal years ended December 31, 2003, 2004 and 2005 the Multi-Cap Equity Fund paid aggregate broker commissions of $63,834, $36,763 and $35,679; respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Multi-Cap Equity Fund paid broker commissions of $1,250 to BNY ESI & Co., Inc. This amounted to 1.96% of the aggregate commission paid by the Multi-Cap Equity Fund and 1.67% of the aggregate dollar amount of principal transactions.

For the period March 2, 2005, the commencement of investment operations, through December 31, 2005, the Small Cap Core Equity Fund paid aggregate broker Commissions of $202,404.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor or the Sub-adviser may allocate a portion of any or all of the Equity Funds' portfolio brokerage transactions to affiliates of the Advisor or the Sub-adviser. In order for affiliates of the Advisor or the Sub-adviser to effect any portfolio transactions for the Equity Funds, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors, including a majority of the Directors who are not "interested persons", have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor, Advisor (or the Sub-adviser) or any "affiliated person", as defined in the 1940 Act, of the Co-Administrators, Distributor or Advisor (or the Sub-adviser) when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group (or the Sub-advisers) relating thereto of which the Advisor, the Sub-adviser or any of their respective affiliates of the Advisor is a member, except to the extent permitted by law.

On those occasions when the Advisor (or the Sub-adviser) deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Advisor (or the Sub-adviser) may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor (or the Sub-adviser), in the manner it considers to be most equitable and consistent with the Advisor's (or the Sub-adviser's) fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor (or the Sub-adviser) for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


As of December 31, 2005, BNY Hamilton held equity securities and debt obligations of its regular broker-dealers, in the amounts indicated below:

                                         Total
Security                             Value (000's)
--------                             -------------
ABN AMRO Bank                           $150,000
ABN AMRO Holding NV                        1,388
Alpha Bank                                 1,293
American Express                         200,786
AXA                                        1,642
Bank of America Corp.                     27,676
BB & T Corp.                                 381
Bear Stearns & Cos., Inc.                 27,073
BNP Paribas SA                             2,467
CIGNA Corp.                                  162
Cincinnati Financial Corp.                    89
Citigroup, Inc.                          114,990
Comerica, Inc.                               105
Credit Suisse Group                        2,678
Deutsche Bank AG                         202,427
E*Trade Financial Corp.                       96
Federated Investors, Inc.                     35
Franklin Resources, Inc.                     160
Goldman Sachs Group, Inc.                640,339
ING Group NV                               1,915
Janus Capital Group, Inc.                     45
JP Morgan Chase & Co.                     13,809
KeyCorp                                      153
Lehman Brothers Holdings, Inc.             7,647
Lincoln National Corp.                       103
Marsh & McClennan Cos., Inc.                 266
MBIA, Inc.                                    95
Mellon Financial Corp.                       163
Merrill Lynch & Co., Inc                  10,691
Metlife, Inc.                              1,772
Morgan Stanley                           727,328
National Australia Bank Ltd.               1,601
Nomura Holdings, Inc.                      1,633
Northern Trust Corp.                         111
Piper Jaffray Cos., Inc.                   1,344
PNC Financial Services Group, Inc.           207
Prudential Corp. plc                       1,255
Prudential Financial, Inc.                 3,598
Regions Financial Corp.                      179
Sanpaolo IMI spa                           2,138
Societe Generale                           1,808
State Street Corp.                           208
T. Rowe Price Group, Inc.                  1,859
The Bank of New York Co., Inc.               279
The Charles Schwab Corp.                     172
UBS AG                                    53,089
Wachovia Corp.                            10,562
Zions Bancorp                                 91
Zurich Financial Services AG               1,075

                              DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The Articles of Incorporation currently permit the Corporation to issue 56,000,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:

                                                     Number of Shares of
        Name of Series and Classes Thereof             Common Allocated
--------------------------------------------------   -------------------
BNY Hamilton Money Fund
   Institutional Shares                                 3,000,000,000
   Hamilton Shares                                      7,000,000,000
   Agency Shares                                        3,000,000,000
   Premier Shares                                       4,000,000,000
   Classic Shares                                       3,000,000,000
   Retail Shares                                        3,000,000,000
BNY Hamilton Treasury Money Fund
   Institutional Shares                                 3,000,000,000
   Hamilton Shares                                      2,000,000,000
   Agency Shares                                        3,000,000,000
   Premier Shares                                       3,000,000,000
   Classic Shares                                       2,000,000,000
   Retail Shares                                        3,000,000,000
BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Shares                                      2,000,000,000
   Premier Shares                                       2,000,000,000
   Classic Shares                                       2,000,000,000
BNY Hamilton Large Cap Equity Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Large Cap Growth Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Small Cap Growth Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Multi-Cap Equity Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton International Equity Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Intermediate Government Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Core Bond Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000

                                                     Number of Shares of
        Name of Series and Classes Thereof             Common Allocated
--------------------------------------------------   -------------------
   Class C Shares                                         200,000,000
BNY Hamilton High Yield Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Intermediate New York Tax-Exempt Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Large Cap Growth CRT Fund                    200,000,000
BNY Hamilton International Equity CRT Fund                200,000,000
BNY Hamilton Small Cap Growth CRT Fund                    200,000,000
BNY Hamilton Large Cap Value Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton S&P 500 Fund
   Institutional Shares                                   200,000,000
   Investor Shares                                        200,000,000
BNY Hamilton U.S. Bond Market Index Fund
   Institutional Shares                                   200,000,000
   Investor Shares                                        200,000,000
BNY Hamilton Enhanced Income Fund
   Institutional Shares                                   400,000,000
   Class A Shares                                         400,000,000
   Class C Shares                                         400,000,000
BNY Hamilton Small Cap Core Equity
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
Undesignated Common Stock                               1,200,000,000

Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Redemption of Shares" in the Prospectuses.


No single person beneficially owns 25% or more of the Corporation's voting securities. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of BNY Hamilton's outstanding equity securities as of March 31, 2006:

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
CORE BOND FUND A SHARES

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                30.10%

SEI PRIVATE TRUST COMPANY
C/O HSBC
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINSTRATOR
OAKS PA 19456                                         20.11%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                                      5.92%

CORE BOND FUND INSTL SHR

WENDELL & CO
MUTUAL FUND REORG DEPT
PO BOX 1066 WALLL STREET STATION
MUTUAL FUND DEPT 6FL
NEW YORK NY 10286                                     82.00%

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
WALL STREET STATION
NEW YORK NY 11217                                     13.02%

ENHANCED INCOME FUND A SHARES

ALICE M GRAHAM
MARJORY TAIT
82 BRUCE PARK AVE
GREENWICH CT 068306314                                12.58%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
JACK M DODICK
LYNNE B DODICK
45 TRAILS END RD
WESTON CT 06883                                        8.61%

ROBERT J GELLERT
122 E 42ND ST
C/O UNITED CONTINENTAL CORP C40000
NEW Y6ORK NY 101680127                                 5.21%

ROBERT J GELLERT
RODOLFO PERSCHEK TRUST
122 E 42ND ST
NEW YORK NY 101680127                                  5.21%

ROBERT J GELLERT
FRANCES PETSCHEK TRUST
122 E 42ND ST
C/O UNITED CONTINENTAL CORP G21001
NEW YORK NY 101680127                                  5.21%

MAX E GELLERT
122 E 42ND ST
C/O UNITED CONTINENTAL CORP C30000
NEW YORK NY 101680127                                  5.21%

INA SCHLESINGER
122 E 42ND ST
C/O UNITED CONTINENTAL CORP H30000
NEW YORK NY 101680127                                  5.21%

                                                   Percent of the
                                                      Class Total
                                                   Assets Held by
Fund/Class                                        the Shareholder
-------------------------------------------       ---------------
BRIDGET G LYONS
122 E 42ND ST
C/O UNITED CONTINENTAL CORP C50000
NEW YORK NY 101680127                                   5.21%

MICHAEL GELLERT
122 E 42 ST
NEW YORK NY 101680127                                   5.21%

CATHERINE G ROSS
122 E 42 ST
NEW YORK  NY  101680127                                 5.21%

MARTIN F GELLERT
122 E 42ND ST
NEW YORK NY 101680127                                   5.21%

ENHANCED INCOME FUND CLASS C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT
JERSEY CITY NJ 07399                                  100.00%

ENHANCED INCOME FUND INSTITUTIONAL SHRS

POST & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
MUTUAL FUND DEPT 6FL
NEW YORK NY 10286                                      54.25%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
WENDEL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
WALL STREET STATION
NEW YORK NY 10286                                     18.31%

ETHICAL CULTURE FIELDSTON SCHOOL
33 CENTRL PARK WEST
NEW YORK NY 100236001                                  7.86%

HIGH YIELD FD A SHARES

THOMAS M HEYMAN
UZIELA B HEYMAN
14 VITKIN ST
63474 TEL AVIV ISRAEL  099                            62.78%

DANIEL S CONNOLLY
SHARON M CONNOLLY
77 ASHWOOD ROAD
SUMMIT NJ 07901                                        7.67%

HIGH YIELD FUND INSTL SHRS

POST & CO
PO BOX 1066 WALL STREET STATION
MUTUAL FUND DEPT 6FL
NEW YORK NY 10286                                     86.28%

WENDEL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
WALL STREET STATION
NEW YORK NY 10286                                      6.42%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
INTERMEDIATE GOVERNMENT A SHARES

MICHAEL W OCONNELL
1821 GLENNEYRE ST
LAGUNA BEACH CA 92651                                 21.28%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                15.89%

PALMER DAIRY INC
EMPLOYEE PENSION PLAN & TRUST
468 PALMER RD
YONKERS NY 10701                                       9.91%

INTERMEDIATE GOVERNMENT INSTL SHRS

WENDELL & CO
MUTUAL FUND REORG DEPT
PO BOX 1066 WALL STREET STATION
MUTUAL FUND DEPT 6FL
NEW YORK NY 10286                                     50.21%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                41.66%

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
WALL STREET STATION
NEW YORK NY 10286                                      7.63%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
INTERMEDIATE NY TAX EXEMPT A SHARES

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                                     13.52%

INTERMEDIATE NY TAX EXEMPT CLASS C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT
JERSEY CITY NJ 07399                                 100.00%

INTERMEDIATE NY TAX EXEMPT INSTL SHRS

WENDELL & CO
MUTUAL FUND REORG DEPT
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK NY 10286                                     88.47%

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION 6FL
WALL STREET STATION
NEW YORK NY 10286                                      5.19%

INTERMEDIATE TAX EXEMPT A SHARES

SYLVIA SCHEUER
75 ROCKEFELLER PLZ
C/O TAG ASSOCIATES LLC
NEW YORK NY 10019                                     34.28%

SBA I & CO LLC
TAG ASSOCIATES LLC AS ADMIN.
75 ROCKEFELLER PLZ
TTEE - S SCHEUER R SCHEUER J SCHEUER
NEW YORK NY 10019                                     16.93%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
BENJAMIN D SCHEUER
75 ROCKEFELLER PLAZA
NEW YORK NY 10019                                     10.33%

SYLVIA SCHEUER
SIMON C SCHEUER
75 ROCKEFELLER PLAZA SUITE 900
C/O TAG ASSOCIATES LLC
NEW YORK NY 10019                                     10.07%

ADAM J SCHEUER
75 ROCKEFELLER PLZ
C/O TAG ASSOCIATES LLC
NEW YORK NY 10019                                      7.39%

HARRY C JONES
CAROLYN THOMAS JONES
3145 O ST NW
WASHINGTON DC 20007                                    6.19%

INTERMEDIATE TAX EXEMPT INSTL SHRS

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK NY 10286                                     96.55%

INTERNATIONAL EQUITY A SHARES

PAULINE C METCALF
PAULINE C METCALF TRUST
22 PARSONAGE ST
PROVIDENCE RI 02903                                   56.51%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
SUSAN E BANNON
62 CROTON AVE
MT KISCO NY 10549                                      6.46%

INTERNATIONAL EQUITY CRT FUND

WENDEL & CO
MUTUAL FUND REORG DEPT
PO BOX WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK NY 102681066                                 91.87%

WENDEL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
NEW YORK NY 102681066                                  8.13%

INTERNATIONAL EQUITY INSTITUTIONAL SHRS

WENDELL & CO
MUTUAL FUND REORG DEPT
PO BOX 1066 WALL STREET STATON
MUTUAL FUND DEPT 6FL
NEW YORK NY 10286                                     82.04%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                 9.93%

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION 6FL
WALL STREET STATION
NEW YORK NY 10286                                      6.89%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
LARGE CAP EQUITY A SHARES

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                                     18.82%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                 5.97%

LARGE CAP EQUITY INSTITUTIONAL SHRS

POST & CO
MUTUAL FUND REORG DEPT
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK MUTUAL FUND DEP
NEW YORK NY 10286                                     67.96%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                28.33%

LARGE CAP GROWTH A SHARES

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                44.83%

LARGE CAP GROWTH CRT FUND

POST & CO
MUTUAL FUND REORG DEPT
PO BOX WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK NY 102681066                                 94.37%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
WENDEL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
NEW YORK NY 102681066                                  5.63%

LARGE CAP GROWTH INSTITUTIONAL SHARES

WENDELL & CO
MUTUAL FUND REORG DEPT
PO BOX1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK NY 10286                                     69.04%

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION 6FL
WALL STREET STATION
NEW YORK NY 10286                                     17.14%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                10.65%

LARGE CAP VALUE FUND A SHARES

PETER ASKIN
SAMUEL LUCAS ASKIN
126 WEST 78TH ST
NEW YORK NY 100246716                                 16.99%

VICTOR ZONANA
115 ST GEORGE'S SQUARE
FLAT 3
LONDON SWIV 3QP ENGLAND  205                          12.61%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
PETER ASKIN
JOHN DAVID ASKIN
126 WEST 78TH ST
NEW YORK NY 100246716                                  9.78%

GEORGE D BAKER
921 RIPLEY LN
OYSTER BAY NY 11771                                    6.06%

BARBARA TIMON
550 DAVIS ST
SAN FRANCISCO CA 941111954                             5.48%

KIM LIVINGSTON
16 MILLSTONE CT
RIDGEFIELD CT 06877                                    5.24%

SCOTT F ALBARELLA
THERESA C ALBARELLA
20 SHERWOOD RD
ROCKVILLE CENTRE NY 11570                              5.00%

LARGE CAP VALUE FUND INSTITUTIONAL SHRS

POST & CO
POST& CO
PO BOX 1066 WALL STREET STATON
MUTUAL FUND DEPT 6FL
NEW YORK NY 10286                                     79.68%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                11.87%

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION 6FL
WALL STREET STATION
NEW YORK NY 10286                                      7.12%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
MULTI-CAP EQUITY A SHARES

JUPITER & CO
PO BOX 9130 FPG90
C/O INVESTORS BANK & TRUST
BOSTON MA 021179130                                   32.14%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                24.12%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
MUNICIPAL ENHANCED YIELD INSTL SHARES

WENDEL & CO
BANK OF NEW YORK
PO BOX 1066
WALL STREET STATION
NEW YORK NY 102681066                                 42.31%

ATWELL   CO FBO
P O BOX 2044
WALL STREET STATION
NY NY 10038                                           38.06%

JUPITER & CO
PO BOX 9130 FPG90
C/O INVESTORS BANK & TRUST
BOSTON MA 021179130                                   13.45%

JOHN B FOX
M EILEEN FOX
46 BEAUFORT AVE
NEEDHAM MA 02492                                       5.62%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
S&P 500 INDEX FUND - INSTL

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                34.89%

WENDEL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
WALL STREET STATION
NEW YORK NY 10286                                     31.84%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
POST & CO
PO BOX 1066 WALL STREET STATION
MUTUAL FUND DEPT 6 FL
NEW YORK NY 11217                                     31.54%

S&P 500 INDEX FUND - INVESTOR

MARIO BATALI
11 FIFTH AVE
NEW YORK NY 10003                                     15.15%

JOANNE WYCKOFF
710 SMOKE HOLLOW TRL
FRANKLIN LAKES NJ 07417                               13.62%

JOHN M BISHOP
DONNA M BISHOP
2 LORI CT
WOODBURY NY 11797                                     12.08%

JAMES LARK
108 BROADWAY
APT 2D
MALVERNE NY 115651635                                 11.35%

HILDEGARD KRUGER
GIUSEPPE FANCIULLI
35 PADDOCK RD
HO HO KUS NJ 074231312                                 6.51%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
SMALL CAP CORE EQUITY FUND A

JUPITER & CO
PO BOX 9130 FPG90
C/O INVESTORS BANK & TRUST
BOSTON MA 021179130                                   21.80%

FIFTH THIRD BANK TTEE
FBO HEMENWAY BARNES
P O BOX 3385
CINCINNATI OH 45263                                   19.14%

PATRICIA B SPECTER
MATTHEW BROWN GST
1 WEST 67 STREET
NEW YORK NY 10023                                      7.58%

WILLIAM H LYNCH
3 HILLTOP RD
CHESTNUT HILL MA 02467                                 6.23%

MORRY KALIMIAN
ARIEL BETH KALIMIAN
489 FIFTH AVE
NEW YORK NY 10017                                      5.93%

SMALL CAP CORE EQUITY INSTITUTIONAL

POST & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATON
C/O THE BANK OF NEW YORK
NEW YORK NY 10286                                     95.22%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
SMALL CAP GROWTH A SHARES

UMB BANK NA
CADENCE DESIGN SYSTEMS INC 401K PLAN
9300 WARD PKY
C/O JP MORGAN/AMER CENTURY RET PLAN SERV
KANSAS CITY MO 64114                                  46.21%

WTC TTEE FBO LEGACY HEALTH SYSTEMS
LEGACY HEALTH SYSTEMS EXECU-FLEX
PO BOX 8880
WILMINGTON DE 198998880                               14.25%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                13.44%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104                                 6.04%

SMALL CAP GROWTH CRT FUND

POST & CO
MUTUAL FUND REORG DEPT
PO BOX WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK NY 102681066                                 95.83%

SMALL CAP GROWTH INSTITUTIONAL SHARES

WENDELL & CO
MUTUAL FUND REORG DEPT
PO BOX1066 WALL STREET STATION
MUTUAL FUND DEPT 6FL
NEW YORK NY 11217                                     35.35%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
MUTUAL FUNDS 4TH FLOOR
NEW YORK NY 10281                                     23.49%

MERCER TRUST COMPANY
TTEE FBO NORDSTROM 401K PLAN
ATTN DC PLAN ADMIN MS C-4-D
ONE INVESTORS WAY
NORWOOD MA 02062                                      16.39%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                                 8.69%

WENDELL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION 6FL
WALL STREET STATION
NEW YORK NY 10286                                      7.56%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------

                                                 Percent of the
                                                    Class Total
                                                 Assets Held by
Fund/Class                                      the Shareholder
-------------------------------------------     ---------------
US BOND MARKET INDEX FUND - INSTL SHRS

POST & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
MUTUAL FUND DEPT 6FL
NEW YORK NY 10286                                    45.04%

WENDEL & CO
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
WALL STREET STATION
NEW YORK NY 10286                                    30.91%

WACHOVIA BANK N.A.
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE NC 282881151                               21.12%

US BOND MARKET INDEX FUND INVESTOR SHRS

WAYNE T KERNOCHAN
JAMES G KERNOCHAN
113 BRISTOL ROAD
WELLESLEY MA 024812732                               55.11%

                                                  Percent of the
                                                     Class Total
                                                  Assets Held by
Fund/Class                                       the Shareholder
-------------------------------------------      ---------------
JACQUELINE CLIFFORD
84 RAY BLVD
POUGHKEEPSIE NY 12603                                 16.23%

ELIZABETH ANNE CLARK
36 WYANDAMERE DR
WOODCLIFF LAKE NJ 07677                                9.81%

(67)

BNY Hamilton's officers and Directors, taken as a group, own less than 1% of the shares of each of the Funds.

                                      TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") generally will be applied to each Fund separately, rather than BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.

Each Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually. If for any year any Fund does not qualify as a regulated investment company, all of its taxable income, including its net capital gain, will be subject to tax at the regular corporate rate, with no deduction for distributions to shareholders. Such distributions will generally be taxable to shareholders as qualified dividend income (as discussed below), and will generally result in a dividends received deduction for a corporate shareholder.

Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds whether such distributions are taken in cash or reinvested in additional shares.

Dividends of net investments income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholder as ordinary income rates. Not all dividends from all Funds are expected to be qualified dividend income.

Each of the Equity Funds (other than the International Equity Fund) expects that a portion of these distributions to their respective corporate shareholders will be eligible for the 70% dividends-received deduction. Distributions from all other Funds will not be eligible for the dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund, and are not eligible for the dividends-received deduction. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains recognized before January 1, 2009 at a maximum rate of 15% if designated as derived from a Fund's capital gains from property held for more than one year.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain recognized before January 1, 2009 at a maximum rate of 15% in respect of shares held for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Any such loss may be disallowed in the case of either of the Tax-Exempt Fixed Income Funds. See "Tax-Exempt Funds" below. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Prospective investors in any of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds should be aware that distributions of net investment income or net long-term capital gains from these Funds will have the effect of reducing the net asset value of each class of each Funds' shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares in these Funds just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.

The International Equity Fund will, and the Large Cap Equity Fund, the High Yield Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may, invest in equity securities of foreign issuers. If these Funds purchase shares in certain foreign investment companies, known as "passive foreign investment companies" ("PFICs"), they may be subject to federal income tax on a portion of an

"excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by a Fund to its respective shareholders. In addition, certain interest charges may be imposed on such Equity Fund or its respective shareholders in respect of unpaid taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, such Equity Fund would be required each year to include in its income and distribute to shareholders a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund. Alternatively, for each taxable year, such Equity Fund will be permitted to "mark-to-market" any marketable stock held by a Fund in a passive foreign investment company. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distributions requirements of the Tax Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years. Notwithstanding any election made by any Fund, dividends received from the Fund will not constitute qualified dividend income (as discussed above) if that Fund is a PFIC either in the taxable year of the distribution or the preceding taxable year. Instead, distributions will be taxed at ordinary income rates.

It is expected that the Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the International Equity Fund, the Core Bond Fund, the Multi-Cap Equity Fund, the Enhanced Income Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. The International Equity Fund and the International Equity CRT Fund intend to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met. "Effective for regulated investment companies tax years beginning after December 31, 2004, the American Jobs Creation Act of 2004 exempts interest-related dividends and short-term capital gains dividends from a regulated investment company (RIC) from U.S. tax under certain circumstances."


In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 30% unless IRS Form W-8 is provided. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders in these Funds are urged to consult their own tax advisers with respect to the particular tax consequences.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

Tax-Exempt Funds. The Tax-Exempt Fixed Income Funds intend to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of their total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by such Tax-Exempt Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from such Tax-Exempt Fund. In view of each Tax-Exempt Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although each Tax-Exempt Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of each Tax-Exempt Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Funds' shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Tax-Exempt Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The Tax-Exempt Funds are permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by a Tax-Exempt Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and
(iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

Holders of shares of either class of each Tax-Exempt Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the respective Tax-Exempt Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from either class of each Tax-Exempt Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.

Distributions from each Tax-Exempt Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Annual statements as to the portion of distributions of the Tax-Exempt Funds that are attributable to interest that is exempt from federal income tax and, in the case of the New York Tax-Exempt Money Fund and the Intermediate New York Tax-Exempt Fund, New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.

           SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK
                              MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors that may affect the Intermediate New York Tax-Exempt Fund and is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in New York municipal obligations.

     Financial Plan Overview

     The State of New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State's job base was in decline. Total State nonfarm employment is projected to grow 1.0 percent for 2005-06, with private sector job growth of 1.3 percent projected for 2005-06. The continued strengthening of the State economy will help to support the housing market in 2005-06, though the torrid pace of growth observed in 2004 is not expected to be sustained. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005-06 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both State personal income and its largest component, wages and salaries, are expected to grow 4.9 percent for 2005-06.

     As of the close of 2004-05, the State projects balances in the State's general reserves to guard against unbudgeted risks will total $1.5 billion. The reserves include $872 million in the Tax Stabilization Reserve Fund, $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's Rainy Day Fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of 1 percent to five-tenths of 1 percent of spending. The Rainy Day Fund currently is at its statutory maximum balance of 2 percent and can only increase as the size of the budget increases.

     Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The 2005-06 Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

     It is unclear at this time what impact, if any, Federal actions may have on the Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

     In addition, in response to the Campaign for Fiscal Equity litigation concerning the State's system for financing public schools, the Executive Budget recommends a $634 million school aid increase for the 2006-07 school year. Of this amount, $375 million will be allocated pursuant to a plan to promote the provision of sound basic education (SBE) statewide, bringing total SBE aid to $700 million in 2006-07. The Governor is again proposing a plan for 2006-07 that would provide SBE grants to school districts statewide that would he financed primarily with revenues generated from existing and future video lottery terminals (VLTs). Under the Governor's plan, New York City would receive approximately 60 percent of the annual SBE aid. A ruling from the State Appellate Court is expected by June 2006 concerning the State's appeal of the Trial Court's order that directed the State to increase operating aid to New York City schools by $5.6 billion over four years and provide $9.2 billion in capital improvements.

     GAAP-Basis Financial Plan

     The Division of Budget (DOB) prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2004-05 and the projections for 2005-06 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34 (GASB 34). The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

     The General Fund is anticipated to end the 2005-06 fiscal year with an operating deficit of $394 million on a GAAP basis.

     GAAP-Basis Results for Fiscal Year 2004-05

     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. These statements are released in July each year and include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities fur Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can he obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

     The State's general purposes financial statements for fiscal year 2004-05 prepared on a GAAP basis reflect the following.

     Net Assets. The State reported net assets of $43.8 billion, which was comprised of $61.4 billion in capital assets reported net of related debt and $5.0 billion in restricted net assets offset by an unrestricted net assets deficit of $22.6 billion. Net assets reported for governmental activities increased by $2.1 billion from a year ago, increasing from $39.1 billion to $41.2 billion. Unrestricted net assets - the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements - had a deficit of $23.4 billion at March 31, 2005.

     The deficit in unrestricted governmental net assets exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.5 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.4 billion), local highway and bridge projects ($2.9 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($7.0 billion). This deficit in unrestricted net assets of governmental activities can he expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

     Net assets for business-type activities increased by 26.7 percent, $2.6 billion in 2005 compared to $2.1 billion in 2004. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($224 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($279 million and $129 million, respectively), and offset by State Lottery losses of $75 million.

     Governmental Activities. The State's total revenues for governmental activities of $98.6 billion exceeded its total expenses of $95.3 billion by $3.3 billion. However, the amount that State taxpayers ultimately financed for activities through State taxes and other State revenue was $54.3 billion including education aid transfers from the State Lottery of $2.1 billion, grants and contributions of $37.4 billion, and revenues derived by those who directly benefited from the programs of $6.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.3 billion in 2004-05. The State paid for the remaining "public benefit" portion of governmental activities with $49.5 billion in taxes and $4.8 billion in other revenues including investment earnings.

     Business-type Activities. The cost of all business-type activities in 2004-05 was $15.0 billion. The amount that tax-payers ultimately financed for activities reported as transfers was $548 million because some activity costs were paid by: those directly benefiting from the programs ($9.4 billion), grants and contributions ($5.0 billion) and other miscellaneous revenue ($534 million).

     State's Funds. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $8.3 billion. Included in this year's total change in fund balance is an operating surplus of $827 million in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.1 billion in personal income tax revenue, a $819 million increase in consumption and user tax revenue, a $1.0 billion increase in business and other taxes and a $150 million increase in miscellaneous revenues, offset by a $643 million decline in Federal grants. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth, increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $1.7 billion increase in expenditures. Local assistance expenditures increased by $735 million due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $983 million due primarily to negotiated salary increases, increased health insurance costs and employer pension costs.

     The State ended the 2004-05 fiscal year with a General Fund accumulated balance of $546 million. The increase of the fund balance is due primarily to an increase in tax revenues as result of an increase in the personal income tax rate and an improving State economy.

     Capital Assets. As of 2005, the State has $84.2 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.3 billion, over last year.

     The State is responsible for maintaining more than 42,475 lane miles of highway and 7,807 bridges. Pavement condition rating parameters for the current year are expected to be between 6.7 and 7.2, while bridge pavement condition parameters are expected to be between 5.3 and 5.6. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2005.

     The State's fiscal year 2006 capital budget calls for it to spend another $6.2 billion for capital projects, of which $3.3 billion is for transportation projects. To pay for these capital projects the State plans to use $249 million in general obligation bond proceeds, $3.0 billion in other financing arrangements with public authorities, $1.6 billion in Federal funds, and $1.4 billion in funds on hand or received during the year.

     Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations that are authorized by legislation hut not approved by the voters (non-voter approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, equipment capital leases and building capital leases which represent $376 million as of March 31, 2005, do not require Legislature or voter approval. Other obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business- type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities - thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities combined, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15 percent of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15 percent of total outstanding State-supported debt. At March 31, 2005 the State had $2.1 billion in State-supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate.

     In addition, the State had $2.4 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates in 2005, 2009, 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. The interest rate mode will be determined close to the conversion date. Similar to convertible bonds, the State also entered into approximately $693 million in swaps that create synthetic variable rate exposure in the future. In these transactions, the State issued fixed rate bonds and entered into forward starting swaps pursuant to which it receives a fixed rate that exceeds the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net result is that the State will be paying interest at a fixed rate through 2014, and a variable rate between 2014 and 2030.

     At March 31, 2005, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 5.1 percent of the State-supported debt portfolio. Variable to fixed rate agreements of $6 billion were equal to 14.7 percent of the total State-supported debt portfolio. Additionally, the State had $850 million in fixed to variable rate swap agreements outstanding, which are excluded from the statutory cap because, at the time the transaction was completed, they offset specific risks in the State's swap portfolio.

     At March 31, 2005, the State had $47.5 billion in bonds, notes, and other financing agreements outstanding compared with $46.7 billion last year, an increase of $607 million.

     2005-2006 Financial Plan

     The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget. The 2005-06 Enacted Budget Financial Plan reflects the actions of the Legislature and Governor through April 12, 2005.

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. DOB issued the third quarterly update to the Financial Plan (the "Third Quarterly Update") on January 6, 2006.

     Receipts. The Enacted Budget Financial Plan projected General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9 percent) from 2004-05. The Third Quarterly Update projects General Fund receipts at $47.9 billion. The State has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Both personal income taxes and business taxes have shown robust growth, similar to the experience in prior economic expansions. Real estate-related tax collections have also exceeded projected levels, reflecting strength in home sales and mortgage refinancings.

     Personal income tax receipts are projected to increase by $2.4 billion (13.1 percent) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the personal income tax refund reserve account. This amount is offset by a larger deposit to the Revenue Bond Tax Fund.

     Personal income tax receipts, including refund reserve transactions, are revised upward by $1.1 billion from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

     User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. The Enacted Budget Financial Plan projected General Fund user taxes and fees net receipts for 2005-06 to total $8.6 billion, a decrease of $130 million (1.5 percent) from reported 2004-05 collections.

     Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3 percent) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax.

     Other tax receipts are now projected to total $778 million, which is $148 million below last year's amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

     Miscellaneous receipts are expected to reach nearly $2.3 billion, an increase of $131 million from 2004-05. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05. Miscellaneous receipts from the Executive Budget is a negative $3 million resulting largely from the net impact of re-estimates and the legislative rejection of several proposed increases in licenses and fees.

     Total receipts in 2005-06 are projected to be $46.8 billion in the General Fund, $70.1 billion in State Funds, and $106.5 billion in All Govermental Funds (All Funds), an annual increase of $2.5 billion (5.7 percent), $4.4 billion (6.8 percent) and $4.5 billion (4.4 percent), respectively.

     Receipts in the 2005-2006 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.5 billion in the General Fund, $959 million in State Funds, and $1.1 billion in All Funds.

     Disbursements. The Enacted Budget Financial Plan estimated General Fund disbursements of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from 2004-05 State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.5 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.4 billion (4.3 percent) over the prior year.

     The Third Quarterly Update revised estimated General Fund spending upward to $47.2 billion in 2005-06, an increase of $337 million above the Mid-Year forecast. The most substantive revisions are due to timing, with the higher spending from the acceleration of Medicaid and mass transit payments, offset in part by lower spending for labor settlement that were expected to occur in 2005-06 but are now budgeted for 2006-07.

     Reserves/General Fund Closing Balance. The Third Quarterly Update projects that the State will end the 2005-06 fiscal year with a balance of $3.2 billion in the General Fund. The balance consists of $1.0 billion in undesignated reserves and $2.2 billion in designated reserves. The undesignated reserves consist of $945 million in the Rainy Day Fund, after a maximum deposit of $73 million in 2005-06, and $21 million in the Contingency Reserve Fund. The designated reserves consist of $2.0 billion in a spending stabilization reserve, which is planned for use in equal installments to help reduce the 2007-08 and 2008-09 budget gaps, and $286 million in the Community Projects Fund that finances discretionary spending initiatives by the Legislature and Governor. The projected year-end balance is affected by the planned payment of an additional $552 million in tax refunds before the end of the 2005-06 fiscal year, from a reserve established for that purpose, based on enhancements in tax processing.

     2006-2007 Financial Plan

     On January 17, 2006, the Governor presented his 2006-2007 Executive Budget to the Legislature which contained financial projections, a proposed Capital Program and Financing Plan for the State's 2006-07 fiscal year.

     Receipts. The State projects General Fund receipts, including transfers from other funds, to total $50.2 billion in 2006-07, an increase of $2.2 billion (4.7 percent) from the current year. The increase in General Fund receipts is the result of increased collections from personal income tax and sales taxes, and miscellaneous receipts. General Fund tax receipt growth is projected at 5.8 percent. General Fund miscellaneous receipts are projected to increase by 4.5 percent.

     Personal income tax receipts directly deposited in the General Fund are projected to reach $22.7 billion in 2006-07, a percentage increase of 8.8 percent. User taxes and fees receipts for 2006-07 are projected to reach $8.8 billion, an increase of $173 million, or 2 percent from 2005-06. The sales tax, the largest tax within user taxes, is projected to increase $170 million, or 2.1 percent. The low growth in sales tax receipts is due in part to the expiration of the one-quarter percent sales tax surcharge offset by modest base growth. Business tax receipts are projected to total $5 billion, and following extraordinary growth in 2005-06 are projected to remain virtually unchanged in 2006-07, reflecting the factors described above.

     Miscellaneous receipts are projected to total $2.7 billion in 2006-07, up $117 million or 4.5 percent from 2005-06. Proposed fee and fine legislation, as well as revised assumptions with respect to investment income receipts, account for the change.

     Transfers from other funds are expected to total $10.1 billion in 2006-07, an increase of $87 million from 2005-06. Portions of personal income tax, sales tax, and the real estate transfer tax support debt service due on State Personal Income Tax Bonds, Local Government Assistance Corporations bonds, and General Obligation bonds. The excess of tax receipts over debt service is transferred back to the General Fund. Annual growth in these dedicated tax receipts ($551 million) is partially offset by an increase in debt service costs ($262 million).

     All other transfers are projected to total $266 million in 2006-07, a decrease of $202 million. The change is a result of lower fund sweeps ($87 million) and of transfers expected from the Tribal State Compact Account ($49 million).

     All Funds receipts are projected to total $106.5 billion in 2005-06, an increase of $4.4 billion (4.3 percent) over 2004-05 projections.

     Disbursements. The State projects adjusted General Fund disbursements, including transfers to other funds, of $49.6 billion in 2006-07, an increase of $2.4 billion (5.1 percent) from 2005-06. Increases in Grants to Local Governments ($1.6 billion), State Operations ($642 million), general state charges ($341 million) are partially offset by a decrease in transfers to other funds ($148 million).

     Grants to Local Governments include financial aid to Local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of Executive Budget recommendations, local assistance spending is projected at $33.7 billion in 2006-07, an increase of $1.6 billion from the current year. The largest increases are for the Medicaid cap and FHP takeover ($764 million), the new STAR Plus rebate program ($530 million), and school aid ($494 million).

     State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.9 billion in 2006-07, an increase of $642 million (7.8 percent) from the current year. Personal service costs (e.g., State employee payroll) comprise 72 percent of State Operations spending. The remaining 28 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

     Personal service spending, after Executive Budget actions, totals $6.4 billion in 2006-07, an increase of $624 million or 10.8 percent. Growth is affected by the use of $150 million in patient income revenues in 2006-07 to offset General Fund non-personal service spending instead of personal service spending, as was done in 2005-06. The change results in a $150 million annual increase in personal service spending and a comparable decrease in non-personal spending. Adjusting for this reclassification, personal service spending is projected to increase by $474 million from 2005-06. The growth is primarily due to salary increases ($309 million) and pay raises for judges proposed by the Judiciary ($70 million). Non-personal service spending totals $2.4 billion, an increase of $18 million from the current year. Adjusting for the $150 million patient income revenue reclassification, growth is $168 million (6.8 percent). Growth in inflation ($88 million) and energy costs ($35 million) account for the change.

     The amounts reflect about $385 million of savings from budget actions, including the sharing or consolidation of services, maximizing patient income revenues, and utilizing other revenue sources to support costs.

     The State projects the Executive branch workforce will total 191,100 in 2006-07, a decrease of 400 from the current-year estimate.

     General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. General Fund spending for General State Charges is projected to be $4.3 billion in 2006-07, an increase of $341 million (8.5 percent) over the current year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $195 million to $2.4 billion) and higher costs related to employer pension contributions (an increase of $109 million to $1.1 billion).

     Transfers to Other Funds are projected to total $2.8 billion in 2006-07 and include General Fund transfers for debt service ($1.7 billion), capital projects ($255 million), and other funds ($765 million).

     General Fund transfers for debt service are projected to increase by $4 million (0.2 percent) from 2005-06. Transfers to support capital projects are projected to increase by $45 million, mainly for recommended maintenance ($10 million) and revisions across all programs based on update information. The decline in other funds transfers is largely due to a non-recurring transfer from the General Fund to the Lottery Fund to support a shortfall in receipts ($183 million). In addition, all other transfers reflect $130 million to the VLT account in 2005-06 and another $100 million in 2006-07 to supplement receipts until VLTs become fully operational at Yonkers and Aqueduct racetracks. Those amount are held in reserve for SBE.

     Authorities and Localities

     Metropolitan Transportation Authority ("MTA"). The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

     New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

     Fiscal Oversight for New York City. In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

     Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

     Litigation

     New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following.

     In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not- for-profit corporation be transferred to a fund designated as the "public asset fund" to he used for the purpose set forth in (S) 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the fur-profit corporation be deposited with the State Comptroller in an interest-hearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint.

     By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Health choice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. The defendants appealed from the October 1, 2003 decision.

     By decision and order dated May 20, 2004, the Appellate Division, First Department, affirmed the dismissal of plaintiff's original complaint hut also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs moved in the Appellate Division, First Department, for leave to appeal to the Court of Appeals. On October 12, 2004, the First Department granted leave to appeal.

     In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the Governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

     By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v Pataki, et al and Karr v. Pataki, et al. have appealed to the Court of Appeals from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs' motions for re-argument in both cases. On September 15, 2005, Plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts. On November 28, 2005, the United States Supreme Court denied petitioner's application for certiorari.

     In Oneida Indian Nation of New York et al. v. County of Oneida, plaintiff claimed that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795. On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provided for monetary payment, transfers of land and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneidas of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will he stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

     Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

     In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the Federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en bane. On January 17, 2006, plaintiffs filed for a writ of certiorari before the United States Supreme Court, seeking review of the September 9, 2004 decision.

     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006 subject to possible extension.

     In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of the decision of the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff's motion for reconsideration and en bane review. On November 21 and 22, 2005, United States Supreme Court Justice Ginsburg granted applications by the United States and the tribal plaintiffs for extensions of time to petition for certiorari until January 6, 2006. On December 27, 2005, Justice Ginsburg granted the application of the United States and the tribal plaintiffs to further extend their time to petition for certiorari to dates in the first week of February, 2006.

     Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which would, in part, require enactment of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. These agreements provided for differential payments to he made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

     In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 8, 2005, the District Court stayed all further proceedings in this case until is it known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

     In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.

     In Campaign for Fiscal Equity, Inc., et al. v. State, et al., plaintiffs claimed that the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution. By a decision dated June 26, 2003, the New York State Court of Appeals held that the evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education, and remitted the case to the trial court for further proceedings in accordance with its decision. In August 2004, the Supreme Court, New York County, referred this case to a panel of three referees to make recommendations as to how the State should satisfy the Court of Appeals holding. On November 30, 2004, the panel recommended that that the State pay New York City Schools a total of $14.1 billion over the next four years in additional operations funding and $9.2 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay.

     There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including, but not limited to, New York State Health Facilities Association, et al., v. DeBuono, et al., Sr. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), Healthcare Association of New York State v. DeBuono; Bayberry Nursing Home et al. v. Pataki, et al., and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novella. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

     In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department, affirmed the decision of the lower court. One December 22, 2005, the Appellate Division, Fourth Department, granted petitioners' motion for leave to appeal to the Court of Appeals.

                             SPECIMEN PRICE MARK-UP


Under the current distribution arrangements between each Fund and the Distributor, Class A shares are sold with a maximum initial sales charges set forth in the tables below, and Class C shares are sold at NAV. Using the NAV of each Fund at December 31, 2005, the maximum offering price of the Funds' shares is as follows:


Large Cap Equity Fund


Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (5.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Large Cap Value Fund

Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (5.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Large Cap Growth Fund

Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (5.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Small Cap Growth Fund

Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (5.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*


*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Multi-Cap Equity Fund

Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (5.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

International Equity Fund

Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (5.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Enhanced Income Fund
Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (1.50% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate Government Fund
Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (4.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Core Bond Fund

Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (4.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*


*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate Tax-Exempt Fund


Class A

Net asset value and redemption price per Class A share*
Maximum initial sales charge (4.25% of offering price)
Maximum offering price to public

Class C

Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate New York Tax-Exempt Fund

Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (4.25% of offering price)
Maximum offering price to public

Class C
Net Asset value, offering price and redemption price per Class C share*

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

High Yield Fund
Class A
Net asset value and redemption price per Class A share*
Maximum initial sales charge (4.25% of offering price)
Maximum offering price to public
Class C
Net Asset value, offering price and redemption price per Class C share*


*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

                              FINANCIAL STATEMENTS


The following financial information is hereby incorporated by reference to the indicated pages of the Equity Funds' Annual Report to shareholders dated December 31, 2005.



                                                                            Page
                                                                            ----
Questions & Answers                                                           5

BNY Hamilton Large Cap Growth Fund
Schedule of Investments                                                      64
Statement of Assets and Liabilities                                          67
Statement of Operations                                                      67
Statements of Changes in Net Assets                                          68
Financial Highlights                                                         69

BNY Hamilton Large Cap Value Fund
Schedule of Investments                                                      71
Statement of Assets and Liabilities                                          74
Statement of Operations                                                      74
Statements of Changes in Net Assets                                          75
Financial Highlights                                                         76

BNY Hamilton Small Cap Growth Fund
Schedule of Investments                                                     105
Statement of Assets and Liabilities                                         109
Statement of Operations                                                     109
Statement of Changes in Net Assets                                          110
Financial Highlights                                                        111

BNY Multi-cap Equity Fund
Schedule of Investments                                                      78
Statement of Assets and Liabilities                                          80
Statement of Operations                                                      80
Statements of Changes in Net Assets                                          81
Financial Highlights                                                         82

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BNY Hamilton Large Cap Equity Fund
Schedule of Investments                                                       56
Statement of Assets and Liabilities                                           59
Statement of Operations                                                       59
Statement of Changes in Net Assets                                            60
Financial Highlights                                                          61

BNY Hamilton International Equity Fund
Schedule of Investments                                                       45
Industry Diversification                                                      51
Statement of Assets and Liabilities                                           52
Statement of Operations                                                       52
Statement of Changes in Net Assets                                            53
Financial Highlights                                                          54

BNY Hamilton S&P 500 Index Fund
Schedule of Investments                                                       83
Statement of Assets and Liabilities                                           95
Statement of Operations                                                       95
Statements of Changes in Net Assets                                           96
Financial Highlights                                                          97

Notes to Financial Statements                                                113

Report of Registered Independent Public Accounting Firm                      124

Directors and Officers                                                       125


The following financial information is hereby incorporated by reference to the indicated pages of the Fixed Income Funds' Annual Report to shareholders dated December 31, 2005.


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                                                                            ----
Questions & Answers                                                            5

BNY Hamilton Intermediate Tax- Exempt Fund
Schedule of Investments                                                       91
Diversification by State                                                      99
Statement of Assets and Liabilities                                          100
Statement of Operations                                                      100
Statements of Changes in Net Assets                                          101
Financial Highlights                                                         102

BNY Hamilton Intermediate New York Tax-exempt Fund
Schedule of Investments                                                       78
Statement of Assets and Liabilities                                           86
Statement of Operations                                                       86
Statement of Changes in Net Assets                                            87
Financial Highlights                                                          88

BNY Hamilton Intermediate Government Fund
Schedule of Investments                                                       68
Statement of Assets and Liabilities                                           74
Statement of Operations                                                       74
Statement of Changes in Net Assets                                            75
Financial Highlights                                                          76

BNY Hamilton Core Bond Fund
Schedule of Investments                                                       35
Statement of Assets and Liabilities                                           46
Statement of Operations                                                       46
Statements of Changes in Net Assets                                           47
Financial Highlights                                                          48

BNY Hamilton High Yield Fund
Schedule of Investments                                                       51
Statement of Assets and Liabilities                                           63
Statement of Operations                                                       63
Statement of Changes in Net Assets                                            64
Financial Highlights                                                          65

BNY Hamilton U.S. Bond Market Index Fund
Schedule of Investments                                                      104
Statement of Assets and Liabilities                                          115
Statement of Operations                                                      115
Statement of Changes in Net Assets                                           116

Financial Highlights                                                         117

Notes to Financial Statements                                                119

Report of Registered Independent Public Accounting Firm                      129

Directors and Officers                                                       130

The following financial information is hereby incorporated by reference to the indicated pages of the Money Funds' Annual Report to shareholders dated December 31, 2005.


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Questions & Answers                                                           5

BNY Hamilton Enhanced Income Fund
Schedule of Investments                                                      21
Statement of Assets and Liabilities                                          25
Statement of Operations                                                      26
Statements of Changes in Net Assets                                          27
Financial Highlights                                                         28

Notes to Financial Statements                                                67

Report of Registered Independent Public Accounting Firm                      75

Directors and Officers                                                       76


The following financial information is hereby incorporated by reference to the indicated pages of the CRT Funds' Annual Report to shareholders dated December 31, 2005.


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Questions & Answers                                                           5

BNY Hamilton Large Cap Growth Crt Fund
Schedule of Investments                                                      29
Statement of Assets and Liabilities                                          32
Statement of Operations                                                      32
Statements of Changes in Net Assets                                          33
Financial Highlights                                                         34

BNY Hamilton Small Cap Growth Crt Fund
Schedule of Investments                                                      35
Statement of Assets and Liabilities                                          39
Statement of Operations                                                      39
Statements of Changes in Net Assets                                          40
Financial Highlights                                                         41

BNY Hamilton International Equity Crt Fund
Schedule of Investments                                                      19
Industry Diversification                                                     25
Statement of Assets and Liabilities                                          26
Statement of Operations                                                      26
Statements of Changes in Net Assets                                          27
Financial Highlights                                                         28

Notes to Financial Statements                                                42

Report of Registered Independent Public Accounting Firm                      50

Directors and Officers                                                       51

                                   APPENDIX A

                        Description of Securities Ratings

S&P
Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.
BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               .    Leading market positions in well established industries.
               .    High rates of return on funds employed.
               .    Conservative capitalization structures with moderate
                    reliance on debt and ample asset protection.
               .    Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.
               .    Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                                                   SAI - NMM0406

                            BNY HAMILTON FUNDS, INC.
                       Statement of Additional Information

                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                   BNY Hamilton New York Tax-Exempt Money Fund


                               April 28, 2006

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
           BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED
           ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT
        PROSPECTUS, EACH DATED APRIL 28, 2006, AS SUPPLEMENTED FROM TIME
          TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON
 DISTRIBUTORS, INC., 100 SUMMER STREET, 15TH FLOOR, BOSTON, MASSACHUSETTS 02110
        ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363. EACH FUND'S
         ANNUAL REPORT IS INCORPORATED BY REFERENCE INTO THIS STATEMENT
                           OF ADDITIONAL INFORMATION.

                                Table of Contents


                                                                            Page
                                                                            ----
General........................................................................1
Investment Objectives and Policies.............................................1
Investment Restrictions.......................................................14
Directors and Officers........................................................16
Investment Advisor............................................................22
Administrator.................................................................24
Distributor...................................................................26
Fund, Shareholder and Other Services..........................................28
Code of Ethics................................................................28
Proxy Voting Policies.........................................................29
Disclosure of Portfolio Holdings..............................................30
Purchase of Shares............................................................32
Redemption of Shares..........................................................32
Exchange of Shares............................................................34
Dividends and Distributions...................................................34
Net Asset Value...............................................................35
Performance Data..............................................................37
Portfolio Transactions and Brokerage Commissions..............................39
Description of Shares.........................................................42
Taxes.........................................................................50
Special Considerations Relating to Investments in New York
   Municipal Obligations......................................................55
Financial Statements..........................................................56
Appendix A - Description of Securities Ratings...............................A-1

                                     GENERAL

     BNY Hamilton Funds, Inc. ("BNY Hamilton") is an open-end investment company, currently consisting of twenty-two series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Core Bond Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY Hamilton Municipal Enhanced Yield Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund. Each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax- Exempt Money Fund is referred to as a "Money Market Fund" or a "Fund" and they are collectively referred to as the "Money Market Funds" or the "Funds". The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. This Statement of Additional Information provides additional information only with respect to each Money Market Fund, and should be read in conjunction with the current Prospectus relating to each such Fund. For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

                       INVESTMENT OBJECTIVES AND POLICIES

BNY Hamilton Money Fund (the "Money Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments. The Money Fund will attempt to accomplish this objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in United States dollar-denominated securities described in each Prospectus for each class of shares of the Money Fund and in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks and have remaining maturities of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United

States Government and in securities fully collateralized by issues of the United States Government. The Treasury Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. The Treasury Money Fund will only invest in money market securities issued or guaranteed by the United States Government, including but not limited to securities subject to repurchase agreements secured by United States Government obligations. Securities issued or guaranteed by the United States Government include United States Treasury securities, which differ in their interest rates, maturities, and times of issuance. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Treasury Money Fund will maintain a dollar-weighted average maturity of 90 days or less and will only purchase securities having remaining maturity of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") is designed to be an economical and convenient means of making substantial tax-free investments in money market instruments. The investment objective of the New York Tax-Exempt Money Fund is to provide shareholders with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The New York Tax-Exempt Money Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal income taxes (including the Federal alternative minimum tax), including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. The New York Tax-Exempt Money Fund invests in certain municipal obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other United States territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). The New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York Municipal Obligations that are exempt from Federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of the obligations). These obligations are also exempt from the Federal alternative minimum tax.

The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective Prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. Except for the Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars. See "Foreign Investments".

Bank Obligations. Except for the Treasury Money Fund, each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as Euros) and (iii) United States branches of foreign banks of equivalent size (known as Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Treasury Money Fund, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank).

Commercial Paper. Except for the Treasury Money Fund, each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur delays or other disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Tax-Exempt Obligations

The Money Market Funds invest in tax-exempt obligations to the extent consistent with their investment objective and policies. More information on the various types of tax-exempt obligations that the New York Tax-Exempt Money Fund may purchase appears in the applicable Prospectuses and below. See "Quality and Diversification Requirements".

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from Federal income tax. For a description of the attributes of Master Notes, see "Money Market Instruments" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.

Municipal Puts. The Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". See "Derivative Instruments".

Puts may be purchased as a feature of the underlying bond or note, or as an independent security. If a Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the New York Tax-Exempt Money Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are three NRSROs: Moody's, S&P, and Fitch Investors Services, L.P. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

The BNY Hamilton Funds have been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Foreign Investments

The Money Fund may invest in certain foreign securities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers. All investments of the Money Fund must be United States dollar-denominated. In the case of the Money Fund, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, ADRs, EDRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of EDRs and GDRs, securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage.

Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Reverse Repurchase Agreements. Except for the Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's and the New York Tax-Exempt Money Fund ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".

Loans of Portfolio Securities. The Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, any subadviser, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. All Funds except the Treasury Money Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities.

Quality and Diversification Requirements

Each of the Funds is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that, with respect to 75% of its total assets, (1) the Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's total assets, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

With respect to the New York Tax-Exempt Money Fund, for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that the New York Tax-Exempt Money Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the New York Tax-Exempt Money Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, each of the Money Market Funds will (i) limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of the Money Market Fund's assets, measured at the time of purchase, except for investments held for not more than three Business Days (subject, however, to each Money Market Funds' investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

In order to limit the credit risk of the Money Fund's investments, it will not purchase any security (other than a United States Government security) unless it is rated in the highest rating category assigned to short-term debt securities (so-called "first tier" securities) by at least two NRSROs such as Moody's (i.e., P-1 rating) and S&P (i.e., A-1 rating) or, if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Money Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Money Fund's best interest.

In addition, the Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less, and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund.

In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under "Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Money Market Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund and the New York Tax-Exempt Money Fund may enter into securities as described in "Privately Placed and Certain Unregistered Securities");

2. Enter into reverse repurchase agreements (although the Money Fund and the New York Tax-Exempt Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the Money Fund's or the New York Tax-Exempt Money Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. No Money Market Fund will purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund and the New York Tax-Exempt Money Fund, will not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interest therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

10.  Act as an underwriter of securities; or

11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, the Treasury Money Fund may not:

1. Invest in structured notes or other instruments commonly known as derivatives;

2.   Invest in any type of variable, adjustable or floating rate securities;

3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or

4. Invest in zero coupon bonds, except that the Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

In addition to the restrictions listed above, as a fundamental policy, the New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York Municipal Obligations that are exempt from Federal, New York State, and New York City personal income tax.

                             DIRECTORS AND OFFICERS


The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of one investment company, BNY Hamilton, including 22 series thereunder.


Independent Directors


                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
Edward L. Gardner         Director and   Since May 12,   Chairman of the Board,                22        Vice Chair, New York
Industrial Solvents       Chairman of    1995            President and Chief Executive                   Public Library
Corporation               the Board                      Officer, Industrial Solvents                    Conservator's
One Wall Street                                          Corporation, 1981 to                            Council, 2001 to
New York, NY 10286                                       Present(Petro-Chemical Sales)                   Present; Member,
Age 71                                                                                                   Points of Light
                                                                                                         Foundation, 1995 to
                                                                                                         Present; President, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of America
                                                                                                         Foundation,

                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
                                                                                                         1992 to Present;
                                                                                                         Chairman of
                                                                                                         the Board, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of New York City,
                                                                                                         1992 to Present;
                                                                                                         Member, Rockefeller
                                                                                                         University Council,
                                                                                                         1984 to Present

James E. Quinn            Director       Since           President, Tiffany & Co.,             22        Director, Mutual of
One Wall Street                          November 15,    January 2003 to Present;                        America Capital
New York, NY 10286                       1996            Member, Board of Directors,                     Management Co.;
Age 54                                                   Tiffany & Co., January 1995                     Trustee, Museum of
                                                         to Present; Vice Chairman,                      the City of New York.
                                                         Tiffany & Co., 1999 to
                                                         Present; Executive Vice
                                                         President, Tiffany & Co.,
                                                         March 1992 to 1999.

Karen R. Osar             Director       Since May 13,   Senior Vice President and             22        Director, Allergan,
One Wall Street                          1998            Chief Financial Officer,                        Inc.; Director, AGL
New York, NY 10286                                       Crompton Corporation                            Resources, Inc.
Age 56                                                   (Chemical Manufacturing),
                                                         2004 to Present; Senior Vice
                                                         President and Chief Financial
                                                         Officer, MeadWestvaco Corp.
                                                         (Paper Packaging), 2002 to
                                                         2003; Senior Vice President
                                                         and Chief Financial Officer,
                                                         Westvaco Corp., 1999 to 2002;
                                                         Vice President & Treasurer,
                                                         Tenneco Inc. (Conglomerate
                                                         Manufacturing), 1994 to 1999;
                                                         Managing Director of
                                                         Corporate Finance Group, J.P.
                                                         Morgan & Co., Inc.


Kim D. Kelly              Director       Since August    Chief Executive Officer,              22        Chair of Cable
One Wall Street                          11, 1999        Arroyo Video, 2004 to                           Advertising Bureau,
New York, NY 10286                                       2005; President, Chief                          Director of AgileTV,
Age 49                                                   Operating Officer and                           The Cable Center,
                                                         Chief Financial Officer,                        and Cable in the
                                                         Insight Communications, 2000                    Classroom; Treasurer
                                                         to 2003; Chief Operating                        and Trustee of Saint
                                                         Officer and Chief Financial                     David's School; Director,
                                                         Officer, Insight                                Arroyo Video; Director,
                                                         Communications, 1998 to 2000;                   MCG Capital.
                                                         Chair of the National Cable
                                                         Telecommunications
                                                         Association (NCTA)
                                                         Subcommittee for
                                                         Telecommunications Policy and
                                                         Member of NCTA Subcommittee
                                                         for Accounting.


                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
John R. Alchin            Director       Since August    Executive Vice President,             22        None
One Wall Street                          8, 2001         Co - Chief Financial Officer
New York, NY 10286                                       and Treasurer, Comcast
Age 57                                                   Corporation, 1990 to Present.

Interested Director


Newton P.S. Merrill*      Director       Since           Retired; Senior Executive             22        Director, National
One Wall Street                          February 12,    Vice President, Bank of New                     Integrity Life
New York, NY 10286                       2003            York, 1994 to 2003; Chairman                    Insurance, 2000 to
Age 66                                                   and Director, Ivy Asset                         Present; Trustee,
                                                         Management, 2000 to 2003.                       Museum of the City of
                                                                                                         New York, 1995 to
                                                                                                         Present; Director,
                                                                                                         Woods Hole
                                                                                                         Oceanographic
                                                                                                         Institute, 1994 to
                                                                                                         Present; Honorary
                                                                                                         Trustee, Edwin Gould
                                                                                                         Foundation for
                                                                                                         Children, 2003 to
                                                                                                         Present; and Trustee,
                                                                                                         Connecticut Rivea
                                                                                                         Museum, 2005 to Present.

Officers


Kevin J. Bannon           Chief          Since May 12,   Executive Vice President and          --        --
The Bank of New York      Executive      2003            Chief Investment Officer of
1633 Broadway, 13th       Officer,                       the Advisor **, 1993 to
Floor New York,           President                      Present.  Chairman of the
NY 10019 Age 53                                          Advisor's Investment Policy
                                                         Committee.

Ellen Kaltman             Chief          Since           Managing Director,                    --        --
One Wall Street           Compliance     August 30,      Compliance, 1999 to Present.
New York, NY 10286        Officer        2004
Age 57

Guy Nordahl               Treasurer and  Since           Vice President, The Bank of           --        --
One Wall Street           Principal      February 15,    New York**, 1999 to Present.
New York, NY 10286        Accounting     2005
Age 40                    Officer

Kim Smallman              Secretary      Since           Counsel, Legal Services,              --        --
100 Summer Street,                       November 10,    BISYS Fund Services Ohio, Inc.**,
15th Floor                               2004            2002-Present; Attorney,
Boston, MA 02110                                         private practice, 2000-2002.
Age 34

Daniel Igo                Assistant      Since           Senior Paralegal, BISYS Fund          --        --
100 Summer Street,        Secretary      August 11,      Services Ohio, Inc., May 2004
Boston, MA 02110                         2004            to present; Co-Manager and
Age 35                                                   Senior Paralegal, State Street
                                                         Research and Management Company,
                                                         October 2003 to May 2004, Senior
                                                         Legal Product Manager, Columbia
                                                         Management Group, Inc., August
                                                         2002 to March 2003; Senior Client
                                                         Service Manager, Clearsky,
                                                         November 2000 to August 2002.


Alaina V. Metz            Assistant      Since May 14,   Chief Administrator,                  --        --
3435 Stelzer Road         Secretary      1997            Administration Services of
Columbus, OH 43219                                       BISYS Fund Services Ohio, Inc.**,
Age 38                                                   June 1995 to Present;
                                                         Supervisor of Mutual Fund
                                                         Legal Department, Alliance
                                                         Capital Management, May 1989
                                                         to June 1995.

Hetal Desai               AML            Since           Compliance Director, BISYS Fund       --        --
3435 Stelzer Road,        Compliance     October 1,      Services Ohio, Inc., February 2004
Columbus, OH 43219        Officer        2004            to Present; Internal Audit Manager,
Age 37                                                   BISYS Group, Inc., February 2000 to
                                                         February 2004.



# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason ownership of securities of The Bank of New York, the Fund's Advisor.

** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner and Quinn and Mmes. Osar (chair) and Kelly. The Audit Committee met three times during the fiscal year ended December 31, 2005. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton Funds, Inc., and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2005. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send recommendations to Mr. Quinn.

The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of this committee are Messrs. Alchin (chair), Gardner and Quinn and Mmes. Osar and Kelly. The committee did not hold any meetings during the fiscal year ended December 31, 2005.



Ownership of Shares of BNY Hamilton*




-----------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                                  Securities and/or Shares in All
Name of Director                 Dollar Range of Equity Securities in              Funds Overseen by Director in
                                    Each Series of BNY Hamilton #                 Family of Investment Companies
-----------------------------------------------------------------------------------------------------------------
Edward L. Gardner       Money Fund - Over $100,000                               Over $100,000
-----------------------------------------------------------------------------------------------------------------
James E. Quinn          Money Fund - $50,001 - $100,000                          Over $100,000
-----------------------------------------------------------------------------------------------------------------
Karen R. Osar           Money Fund - $10,001 - $50,000                           $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------
Kim D. Kelly            None                                                     Over $100,000
-----------------------------------------------------------------------------------------------------------------
John R. Alchin          None                                                     None
-----------------------------------------------------------------------------------------------------------------
Newton P.S. Merrill**   Money Fund - Over $100,000                               Over $100,000
-----------------------------------------------------------------------------------------------------------------





*    As of December 31, 2005


**   Interested Director


#    Indicates each series of BNY Hamilton for which equity securities are held.


Ownership in BNY Hamilton's Advisor, any Subadviser or Distributor

None of the Directors or their immediate family members owns beneficially or of record securities in the Funds' investment advisors or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Funds' investment advisors or principal underwriter.

Compensation of Directors

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2005. In 2006, BNY Hamilton expects to pay each Director annual compensation of $40,000 and per-meeting fees of $4,000

(in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an addditional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. During the fiscal year ended December 31, 2005, such compensation and fees amounted to $382,000, plus out-of-pocket expenses. The compensation is allocated to all series of BNY Hamilton. The Directors and executive officers do not receive pension or retirement benefits.



                                                                                  Total
                                                 Pension or       Estimated   Compensation
                               Aggregate         Retirement        Annual      Paid by the
                             Compensation         Benefits        Benefits    Fund Complex
     Name of Person,          Paid by All     Accrued As Part       Upon        (22 Funds)
       Position           BNY Hamilton Funds  of Fund Expenses   Retirement   to Directors
------------------------  ------------------  ----------------   ----------   ------------
Edward L. Gardner               $ 89,000              $0              $0          $ 89,000
   Director and Chairman
   of the Board
James E. Quinn                  $ 76,000              $0              $0          $ 76,000
   Director
Karen Osar                      $ 86,250              $0              $0          $ 86,250
   Director
Kim Kelly                       $ 77,250              $0              $0          $ 77,250
   Director
John R. Alchin                  $ 84,000              $0              $0          $ 84,000
   Director
Newton P.S. Merrill             $ 86,000              $0              $0          $ 86,000
   Director
Ellen Kaltman                   $150,000              $0              $0                --
   Chief Compliance
   Officer





By virtue of the responsibilities assumed by the Advisor, the Administrator and the Sub-Administrator (see "Investment Advisor", "Administrator" and "Distributor") and the services provided by BNY Hamilton, no Fund has any employees; except as indicated above, each Fund's officers are provided and compensated by The Bank of New York or by BISYS Fund Services Ohio, Inc. BNY Hamilton's officers conduct and supervise the business operations of each Fund.


The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2005, The Bank of New York had extended lines of credit to Comcast Corporation and E! Entertainment, Inc., which represented 2.6% and 9.4%, respectively, of all the lines of credit of each such company. As of December 31, 2005, there were no amounts outstanding under the line of credit extended from The Bank of New York to Comcast Corporation or E! Entertainment, Inc.

 The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2005, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 21.2% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 1.9% of Tiffany & Co.'s total outstanding debt.

                               INVESTMENT ADVISOR

The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".

The Bank of New York has voluntarily agreed to limit the expenses of the New York Tax-Exempt Money Fund to 0.25%, 0.50% and 0.75% for the Hamilton Shares, Premier Shares and Classic Shares, respectively. As of July 1, 2004, these arrangements were made contractually binding until April 30, 2007. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds incurred gross advisory fees as follows:



                                               2003         2004         2005
                                            ----------   ----------   ----------
Money Fund                                  $6,479,680   $6,617,679   $6,368,790
Treasury Money Fund                         $2,001,170   $2,098,181   $2,142,353
New York Tax-Exempt Money Fund              $  168,552   $  252,896   $  263,637

The following chart reflects advisory fee waivers by The Bank of New York as follows:


                                                    2003       2004       2005
                                                  --------   --------   --------
New York Tax-Exempt Money Fund                    $169,879   $107,085   $37,180


The Investment Advisory Agreement for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons", as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to BNY Hamilton. See "Additional Information".

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Investment Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If the Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into new investment advisory agreements with another qualified advisor selected by the Directors.


                                  ADMINISTRATOR


Effective June 30, 2005, The Bank of New York serves as the Funds' administrator (the "Administrator") and assists generally in supervising the operations of the Funds. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. The Administrator has agreed to provide administrative services, including, but not limited to, the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds' Registration Statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds' shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q and notices pursuant to Rule 24f-2; prepare workpapers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds' independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds' Directors, upon the approval of the Treasurer; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds' investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and Directors & Officers/Errors & Omissions insurance coverage; prepare statistical reports for outside information services (e.g., IBC/Donoghue, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, effective June 30, 2005, the Administrator entered an agreement appointing BISYS Fund Services Ohio, Inc., as sub-administrator (the "Sub-Administrator"), to perform the following administrative functions: provide compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent and distributor, oversight of annual anti-money laundering review, and support legal administration services as requested; review daily and monthly Compliance Management Reports; test conformity of compliance restrictions and limitations within the then-current Registration Statement, and annually conduct an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds' Registration Statement; review at least annually the Pre-Trade System and Procedures for Manual Tests of the investment advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provide ongoing consulting to assist the Administrator with any compliance questions or issues; support the Administrator's preparation of (i) the annual update to the Funds' Registration Statement, (ii) other amendments to the Funds' Registration Statement and supplements to Prospectuses and Statements of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and file any of the foregoing with the SEC upon the request of BNY Hamilton; prepare such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitor the sale of shares for compliance with state securities laws, and file with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinate the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies (including any annual meeting of shareholders); assist with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provide consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtain and maintain fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and file fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintain corporate records on behalf of BNY Hamilton; manage the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by BISYS, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of rule 12b-1 plans and related matters,
(v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; prepare and distribute Director/Officer Questionnaires, review completed Questionnaires and resolve any open issues with BNY Hamilton and counsel; review proxy statements prepared by counsel; provide officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002; prepare and file amendments to the Certificate of Incorporation as necessary; and prepare amendments to the By-Laws. The Sub-Administrator is not an otherwise affiliated person of the Administrator.

Through June 30, 2004, the Money Market Funds paid the former administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. Effective July 1, 2004, these fees for the Money Market Funds were reduced to 0.09% of the first $3 billion of each Fund's respective average daily net assets and 0.075% of each Fund's respective average daily net assets in excess of $3 billion.

Effective June 30, 2005, the annual fees for the Money Market Funds payable to the Administrator were reduced to 0.07% of each Fund's respective average daily net assets. In addition, each Fund pays a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff facilities and expenses.


For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid administration fees as follows:



                                               2003         2004         2005
                                            ----------   ----------   ----------
Money Fund                                  $6,479,680   $6,001,408   $4,938,923
Treasury Money Fund                         $2,001,170   $1,992,467   $1,719,609
New York Tax-Exempt Money Fund              $  168,552   $  239,300   $  214,008



There were no waivers of administration fees from any Fund during fiscal year 2005.


The Administration Agreement between BNY Hamilton and the Administrator may be renewed or amended by the Directors without a shareholder vote.

                                   DISTRIBUTOR


BNY Hamilton Distributors, Inc., an indirect wholly-owned subsidiary of the BISYS Group, Inc., acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreement for the Funds must be approved in the same manner as the Investment Advisory Agreements described above under "Investment Advisor". The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information".



The Distributor may, at its own expense, assist in marketing the Funds' shares. The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. At the date hereof, the Advisor has in place arrangements to make such additional payments to Brown Brothers Harriman, Charles Schwab, Chicago Mercantile Exchange, J.P. Morgan Chase, Putnam Investments, Vanguard and Wachovia. The amount paid will be a percentage of an applicable Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15%; however, with respect to Wachovia serving in its capacity as record-keeper to the Advisor's retirement plans, such percentage will not exceed 0.55%.


The Directors have adopted a distribution plan ("12b-1 Plan") with respect to the Classic Shares of all of the Money Market Funds and the Retail Shares of the Money Fund and the Treasury Money Fund. Such 12b-1 Plan will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of Classic Shares, and up to 0.50% per annum of average daily net assets of Retail Shares, as applicable. Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares or Retail Shares, as applicable. The Classic Shares or Retail Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares or Retail Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed 0.25% per annum of average daily net assets of Classic Shares, or 0.50% per annum of average daily net assets of Retail Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares or Retail Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.


For the fiscal year ended December 31, 2005, the Funds paid the following amounts for services related to the 12b-1 Plan. In each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries,
(iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.



                                                               Classic Shares
                                                              ----------------
Money Fund                                                         $2,623,071
Treasury Money Fund                                                $  805,288
New York Tax-Exempt Money Fund                                     $   28,901


The Retail Share class of each of the Money Fund and Treasury Money Fund did not have any shares outstanding during 2005.



Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be committed to the non-interested Directors.

                      FUND, SHAREHOLDER AND OTHER SERVICES

BISYS Fund Services Ohio, Inc. ("BISYS"), P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment advisor, administrator and distributor, as set forth below, decide upon matters of general policy.

BNY Hamilton Funds, Inc. has adopted an Amended and Restated Shareholder Servicing Plan in respect of (i) the Classic Shares class and Premier Shares class of the New York Tax-Exempt Money Fund and (ii) the Retail Shares class, Classic Shares class, Premier Shares class, Agency Shares class and Hamilton Shares class of each of the Money Fund and the Treasury Money Fund. Under this Plan, financial institutions and other organizations ("Service Organizations") may agree to provide (or cause to others to provide) any combination of the shareholder support services and other related services and administrative assistance described below.

Shareholder support services include: (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts; and (h) providing other shareholder services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

Other related services and administrative assistance include: (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with periodic account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Fund for shares held for the benefit of shareholders; (e) forwarding communications from the Funds to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by Fund shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (i) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with shareholders; (j) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (k) developing and maintaining check writing functionality.

Pursuant to the Shareholder Servicing Plan, (i) the New York Tax-Exempt Money Fund may pay a Service Organization an annual shareholder servicing fee of 0.25% in respect of each of the Premier Shares class and Classic Shares class, and
(ii) the Money Fund and the Treasury Money Fund may pay a Service Organization the annual shareholder servicing fees in respect of the following classes at the specified rates.

         Retail            0.30%
         Classic           0.30%
         Premier           0.30%
         Agency            0.15%
         Hamilton          0.05%

In each case, such fee is accrued daily and payable monthly, based on the average daily net assets of Fund shares owned by or for shareholders by that Service Organization. In the case of the Retail, Classic and Premier Shares classes of each Fund, the amounts paid to Service Organizations for "service fees" (as defined by the National Association of Securities Dealers, Inc.) shall not exceed 0.25% of the average daily net assets attributable to a particular share class of a particular Fund.

The Money Market Funds have entered into shareholder servicing agreements with The Bank of New York pursuant to which the Bank, as a Service Organization, will provide services contemplated above to each of the Retail, Classic, Premier, Agency and Hamilton Shares class of the Money Market Funds, as applicable, at the fee rates described above.


The Bank of New York, One Wall Street, New York, New York 10286, serves as the custodian (the "Custodian") and fund accounting agent for each Fund.


Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 were the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2005. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.


                                 CODE OF ETHICS


BNY Hamilton, the Advisor, each subadviser and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor, each subadviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

                              PROXY VOTING POLICIES

The Advisor has been delegated the authority and responsibility to vote the proxies of certain of its trust and investment advisory clients, including the Funds. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

The Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process and procedures. The Advisor has elected to retain Institutional Shareholder Services, Inc. ("ISS") as a proxy consultant. ISS is currently performing certain proxy-related services pursuant to these procedures, including providing research and making voting determinations in accordance with the proxy voting guidelines, voting and submitting proxies and related administrative and recordkeeping functions. In addition, the Advisor has determined that, except as set forth in the proxy policy and noted below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines, which have been prepared by the Advisor and ISS. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations.

As ISS will vote proxies in accordance with the proxy voting guidelines, the Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and a Fund as to how proxies are voted. If an investment professional (a portfolio manager, the Advisor's Chief Investment Officer or other investment professional) believes that it may be in the best interest of a Fund to vote in a manner inconsistent with ISS' recommendations, such investment professional must contact the Proxy Committee and complete a questionnaire to allow the Proxy Committee to review the recommendation and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner. If the proxy guidelines do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After making such a determination, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner.

Although the proxy guidelines detail numerous specific instances and possible proposals, the guidelines provide that ISS will generally vote "for" management proposals on routine business; case by case on management proposals related to directors (though "for" routine matters and "against" classification of the Board); case by case on management proposals related to a company's capitalization, reorganizations or merger proposals, and non-salary compensation issues; "against" management proposals on anti-takeover related proposals; and "against" or case by case on most shareholder proposals, including social issues.

A complete copy of the Proxy Policy may be obtained by writing to: Charles Goodfellow, The Bank of New York, 1290 Avenue of the Americas, New York, New York 10104.

Information on how the Funds has voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, upon calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below.

1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on www.bnyhamilton.com 60 days after its fiscal quarter-end;

2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;

3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;

4. Each Fund will provide material non-public holdings information to third parties that, (i) calculate information derived from holdings either for use by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for their personal benefit (including trading), (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited.

5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's web site.

The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

The entities that may receive the information described in (4) above are: (i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end); (ii) Lipper (full holdings quarterly, 25 days after quarter-end; (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end); (iv) S&P (full holdings of Money Fund and Treasury Money Fund weekly, six days after the end of the week; full holdings of all funds quarterly, 25 days after quarter-end); and (v) Moody's Investor Services (full holdings of Money Fund and Treasury Money monthly, six days after the end of the week). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.

Each Fund may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund.


Employees of The Bank of New York, in its capacity as the Funds' investment advisor, and each of the sub-advisors and each of their respective affiliates, that are access persons under the Funds' codes of ethics, have access to Fund holdings on a regular basis. In addition, The Bank of New York, in its capacity as the Funds' custodian and administrator, and BISYS Fund Services Ohio, Inc., in its capacity as the Funds' sub-administrator, has access to full holdings on a regular basis.


In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: auditors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Fund or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

Neither the Funds nor The Bank of New York will provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders. All approvals of disclosure requests will be reported to the Board of Directors at its next meeting.

To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that (i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit (including trading), (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.

In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures present a conflict of interest between the Funds' shareholders and The Bank of New York, a sub-adviser, the Funds' distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

The Bank of New York will not enter into any arrangements with third parties from which it would derive any benefit, monetary or other, for the disclosure of material non-public holdings information. If, in the future, the Bank of New York desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Funds' SAI.

There is no assurance that the BNY Hamilton Funds' policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                               PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value-Equity Funds".

                              REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus. Shareholders redeeming shares of a Money Market Fund should be aware that the Money Market Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that a Money Market Fund will be able to continue to do so and, in that case, the net asset value of a Money Market Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. See the applicable Prospectuses and "Net Asset Value" below.

Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

                               EXCHANGE OF SHARES

Shareholders purchasing shares directly from a Fund may exchange those shares at the current net asset value per share for other series of BNY Hamilton Funds, Inc. that have a similar class of shares, in accordance with the terms of the current prospectus of the series being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the series to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in such Fund's Prospectus.

Net investment income of each class of shares in the Money Fund, the Treasury Money Fund and New York Tax-Exempt Money Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the relevant Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for each Money Market Fund will be made immediately prior to the determination of that Money Market Fund's net asset value, as specified in the relevant Prospectus.

Dividends on each class of shares of a Money Market Fund are determined in the same manner and are paid in the same amount regardless of class, except that Hamilton Shares, Agency Shares, Premier Shares, Classic Shares and Retail Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Shareholder Servicing Plans" in the applicable Prospectuses of the Money Market Funds, and Classic Shares and Retail Shares bear Rule 12b-1 fees. In addition, each class of shares of each Money Market Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

                                 NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes as described under "Net Asset Value" (or the equivalent heading) in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received.

All portfolio securities for each Money Market Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 0.5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

Valuing the Money Market Funds' instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the 1940 Act. Rule 2a-7 prohibits money market funds that use the amortized cost method to value assets from investing more than 5% of their total assets in the securities of any single issuer, except obligations of the United States government and its agencies and instrumentalities. Each of the Money Market Funds intend to conduct their investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of any of the Money Market Funds.

The Directors oversee the Advisor's adherence to the Securities and Exchange Commission's rules, and have established procedures designed to stabilize net asset value of each class of shares of each Money Market Fund at $1.00. Each day net asset value is computed, each class of shares of each Money Market Fund will calculate the net asset value of each class of their respective shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds 0.5%.

If the Directors believe that a deviation from a Money Market Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Money Market Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of any of the Money Market Funds would be able to obtain a somewhat higher yield than would result if that Money Market Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Directors.

                                PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations. As required by regulations of the Securities and Exchange Commission, current yield for each class of shares of each of the Money Market Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Money Market Funds is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.


The current and effective seven-day yields for the Money Market Funds as of December 31, 2005 were as follows:


                                                   Current 7   Effective 7
                                                   Day Yield    Day Yield
                                                   ---------   -----------
Money Fund - Hamilton Shares                         4.16%        4.25%
Money Fund - Premier Shares                          3.91%        3.99%
Money Fund - Classic Shares                          3.66%        3.73%
Treasury Money Fund - Hamilton Shares                3.71%        3.78%
Treasury Money Fund - Premier Shares                 3.46%        3.52%
Treasury Money Fund - Classic Shares                 3.21%        3.26%
New York Tax-Exempt Money Fund - Hamilton Shares     3.10%        3.15%
New York Tax-Exempt Money Fund - Premier Shares      2.85%        2.89%
New York Tax-Exempt Money Fund - Classic Shares      2.60%        2.63%

The Retail Share class of each of the Money Fund and Treasury Money Fund did not have any shares outstanding during 2005.

General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of a Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

Portfolio transactions for each of the Money Market Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Money Market Funds may engage in short-term trading consistent with their objectives.

Each of the Money Market Funds' policy of investing only in securities with maturities of less than 397 days will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Money Market Funds make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Money Market Funds.


Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor, Advisor or any "affiliated person", as defined in the 1940 Act, of the Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor, or any of the affiliates of the Advisor is a member, except to the extent permitted by law.

On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor, in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


As of December 31, 2005, BNY Hamilton held equity securities and debt obligations of its regular broker-dealers, in the amounts indicated below:

                                         Total
Security                             Value (000's)
--------                             -------------
ABN AMRO Bank                           $150,000
ABN AMRO Holding NV                        1,388
Alpha Bank                                 1,293
American Express                         200,786
AXA                                        1,642
Bank of America Corp.                     27,676
BB & T Corp.                                 381
Bear Stearns & Cos., Inc.                 27,073
BNP Paribas SA                             2,467
CIGNA Corp.                                  162
Cincinnati Financial Corp.                    89
Citigroup, Inc.                          114,990
Comerica, Inc.                               105
Credit Suisse Group                        2,678
Deutsche Bank AG                         202,427
E*Trade Financial Corp.                       96
Federated Investors, Inc.                     35
Franklin Resources, Inc.                     160
Goldman Sachs Group, Inc.                640,339
ING Group NV                               1,915
Janus Capital Group, Inc.                     45
JP Morgan Chase & Co.                     13,809
KeyCorp                                      153
Lehman Brothers Holdings, Inc.             7,647
Lincoln National Corp.                       103
Marsh & McClennan Cos., Inc.                 266
MBIA, Inc.                                    95
Mellon Financial Corp.                       163
Merrill Lynch & Co., Inc                  10,691
Metlife, Inc.                              1,772
Morgan Stanley                           727,328
National Australia Bank Ltd.               1,601
Nomura Holdings, Inc.                      1,633
Northern Trust Corp.                         111
Piper Jaffray Cos., Inc.                   1,344
PNC Financial Services Group, Inc.           207
Prudential Corp. plc                       1,255
Prudential Financial, Inc.                 3,598
Regions Financial Corp.                      179
Sanpaolo IMI spa                           2,138
Societe Generale                           1,808
State Street Corp.                           208
T. Rowe Price Group, Inc.                  1,859
The Bank of New York Co., Inc.               279
The Charles Schwab Corp.                     172
UBS AG                                    53,089
Wachovia Corp.                            10,562
Zions Bancorp                                 91
Zurich Financial Services AG               1,075

                              DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The Articles of Incorporation currently permit the Corporation to issue 56,000,000,000 shares of common stock, par value $0.001 per share, of which shares of the Money Market Funds have been classified as follows:

                                                     Number of Shares of
        Name of Series and Classes Thereof             Common Allocated
--------------------------------------------------   -------------------
BNY Hamilton Money Fund
   Institutional Shares                                 3,000,000,000
   Hamilton Shares                                      7,000,000,000
   Agency Shares                                        3,000,000,000
   Premier Shares                                       4,000,000,000
   Classic Shares                                       3,000,000,000
   Retail Shares                                        3,000,000,000
BNY Hamilton Treasury Money Fund
   Institutional Shares                                 3,000,000,000
   Hamilton Shares                                      2,000,000,000
   Agency Shares                                        3,000,000,000
   Premier Shares                                       3,000,000,000
   Classic Shares                                       2,000,000,000
   Retail Shares                                        3,000,000,000
BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Shares                                      2,000,000,000
   Premier Shares                                       2,000,000,000
   Classic Shares                                       2,000,000,000

Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see the applicable Prospectuses.


No single person beneficially owns 25% or more of the Corporation's voting securities. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of BNY Hamilton's outstanding equity securities as of March 31, 2006:



                                               PERCENT OF THE CLASS HELD BY
FUND/CLASS                                     THE SHAREHOLDER
------------------------------------------     ---------------------------------

                               BNY Hamilton Funds
                          5% Shareholders as of 3/31/06

BNY Hamilton Money Funds (Institutional Shares)

No 5% Shareholders

BNY Hamilton Money Funds (Hamilton Shares)

Coherent - Brown Brothers                                      6.63%
Steve Costello
c/o Brown Brothers Harriman
140 Broadway FL 6
New York NY 10005

BNY Hamilton Money Funds (Premier Shares)

US Airways/AIG                                                 5.89%
2345 Crystal Drive
Arlington, Virginia 22227

BNY Hamilton Money Funds (Classic Shares)

No 5% Shareholders

BNY Hamilton Treasury Money Funds (Hamilton
 Shares)

Ivy Asset Management Corp.                                    10.17%
37,128,987
Glenn P Cummins
591 Stewart Ave FL 5
Garden City, NY 11530-4763

Ivy International, LLC                                         8.53%
Glenn P Cummins
591 Stewart Ave       FL 5
Garden City, NY 11530-4763

BNY Hamilton Treasury Money Funds (Premier
 Shares)

CHW 05 H&I Catholic Healthcare                                 6.87%
ATTN: Eddie Salvador
185 Berry Street STE 300
San Francisco CA 94107-1773

BNY Hamilton Treasury Money Funds (Classic
 Shares)

No 5% Shareholders

BNY Hamilton NY Tax Exempt Money Fund
 (Hamilton Shares)

No 5% Shareholders

BNY Hamilton NY Tax Exempt Money Fund
 (Premier Shares)

Mark Buller                                                   12.86%
KGS LLP/ATTENTION: Mitchell Kahn
James Buller Irrevocable Trust UAD
125 Jericho Turnpike STE 300
Jericho NY 11753-1016

BNY Hamilton NY Tax Exempt Money Fund
 (Classic Shares)

No 5% Shareholders

(67)

BNY Hamilton's officers and Directors, taken as a group, own less than 1% of the shares of each of the Funds.

                                      TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") generally will be applied to each Fund separately, rather than BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.

Each Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually. If for any year any Fund does not qualify as a regulated investment company, all of its taxable income, including its net capital gain, will be subject to tax at the regular corporate rate, with no deduction for distributions to shareholders. Such distributions will generally be taxable to shareholders as qualified dividend income (as discussed below), and will generally result in a dividends received deduction for a corporate shareholder.

Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds whether such distributions are taken in cash or reinvested in additional shares.

Dividends of net investments income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholder as ordinary income rates. Not all dividends from all Funds are expected to be qualified dividend income.

Distributions from the Funds will not be eligible for the 70% dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains recognized before January 1, 2009 at a maximum rate of 15% if designated as derived from a Fund's capital gains from property held for more than one year.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain recognized before January 1, 2009 at a maximum rate of 15% in respect of shares held for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.

It is expected that the Money Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met. "Effective for regulated investment companies tax years beginning after December 31, 2004, the American Jobs Creation Act of 2004 exempts interest-related dividends and short-term capital gains dividends from a regulated investment company (RIC) from U.S. tax under certain circumstances."

In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 30% unless IRS Form W-8 is provided. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders in these Funds are urged to consult their own tax advisers with respect to the particular tax consequences.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

The New York Tax-Exempt Money Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of their total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by that Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from that Fund. In view of the New York Tax-Exempt Money Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the New York Tax-Exempt Money Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the New York Tax-Exempt Money Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The New York Tax-Exempt Money Fund is permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by the Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits
(with adjustments) of United States branches of foreign corporations.

Holders of shares of a class of the New York Tax-Exempt Money Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from a class of the Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.

Distributions from the New York Tax-Exempt Money Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Annual statements as to the portion of distributions of the New York Tax-Exempt Money Fund that is attributable to interest that is exempt from federal income tax and New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.

           SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK
                              MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors that may affect the New York Tax-Free Money Market Fund and is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in New York municipal obligations.

     Financial Plan Overview

     The State of New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State's job base was in decline. Total State nonfarm employment is projected to grow 1.0 percent for 2005-06, with private sector job growth of 1.3 percent projected for 2005-06. The continued strengthening of the State economy will help to support the housing market in 2005-06, though the torrid pace of growth observed in 2004 is not expected to be sustained. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005-06 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both State personal income and its largest component, wages and salaries, are expected to grow 4.9 percent for 2005-06.

     As of the close of 2004-05, the State projects balances in the State's general reserves to guard against unbudgeted risks will total $1.5 billion. The reserves include $872 million in the Tax Stabilization Reserve Fund, $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's Rainy Day Fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of 1 percent to five-tenths of 1 percent of spending. The Rainy Day Fund currently is at its statutory maximum balance of 2 percent and can only increase as the size of the budget increases.

     Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The 2005-06 Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

     It is unclear at this time what impact, if any, Federal actions may have on the Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

     In addition, in response to the Campaign for Fiscal Equity litigation concerning the State's system for financing public schools, the Executive Budget recommends a $634 million school aid increase for the 2006-07 school year. Of this amount, $375 million will be allocated pursuant to a plan to promote the provision of sound basic education (SBE) statewide, bringing total SBE aid to $700 million in 2006-07. The Governor is again proposing a plan for 2006-07 that would provide SBE grants to school districts statewide that would he financed primarily with revenues generated from existing and future video lottery terminals (VLTs). Under the Governor's plan, New York City would receive approximately 60 percent of the annual SBE aid. A ruling from the State Appellate Court is expected by June 2006 concerning the State's appeal of the Trial Court's order that directed the State to increase operating aid to New York City schools by $5.6 billion over four years and provide $9.2 billion in capital improvements.

     GAAP-Basis Financial Plan

     The Division of Budget (DOB) prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2004-05 and the projections for 2005-06 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34 (GASB 34). The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

     The General Fund is anticipated to end the 2005-06 fiscal year with an operating deficit of $394 million on a GAAP basis.

     GAAP-Basis Results for Fiscal Year 2004-05

     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. These statements are released in July each year and include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities fur Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can he obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

     The State's general purposes financial statements for fiscal year 2004-05 prepared on a GAAP basis reflect the following.

     Net Assets. The State reported net assets of $43.8 billion, which was comprised of $61.4 billion in capital assets reported net of related debt and $5.0 billion in restricted net assets offset by an unrestricted net assets deficit of $22.6 billion. Net assets reported for governmental activities increased by $2.1 billion from a year ago, increasing from $39.1 billion to $41.2 billion. Unrestricted net assets - the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements - had a deficit of $23.4 billion at March 31, 2005.

     The deficit in unrestricted governmental net assets exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.5 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.4 billion), local highway and bridge projects ($2.9 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($7.0 billion). This deficit in unrestricted net assets of governmental activities can he expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

     Net assets for business-type activities increased by 26.7 percent, $2.6 billion in 2005 compared to $2.1 billion in 2004. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($224 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($279 million and $129 million, respectively), and offset by State Lottery losses of $75 million.

     Governmental Activities. The State's total revenues for governmental activities of $98.6 billion exceeded its total expenses of $95.3 billion by $3.3 billion. However, the amount that State taxpayers ultimately financed for activities through State taxes and other State revenue was $54.3 billion including education aid transfers from the State Lottery of $2.1 billion, grants and contributions of $37.4 billion, and revenues derived by those who directly benefited from the programs of $6.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.3 billion in 2004-05. The State paid for the remaining "public benefit" portion of governmental activities with $49.5 billion in taxes and $4.8 billion in other revenues including investment earnings.

     Business-type Activities. The cost of all business-type activities in 2004-05 was $15.0 billion. The amount that tax-payers ultimately financed for activities reported as transfers was $548 million because some activity costs were paid by: those directly benefiting from the programs ($9.4 billion), grants and contributions ($5.0 billion) and other miscellaneous revenue ($534 million).

     State's Funds. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $8.3 billion. Included in this year's total change in fund balance is an operating surplus of $827 million in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.1 billion in personal income tax revenue, a $819 million increase in consumption and user tax revenue, a $1.0 billion increase in business and other taxes and a $150 million increase in miscellaneous revenues, offset by a $643 million decline in Federal grants. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth, increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $1.7 billion increase in expenditures. Local assistance expenditures increased by $735 million due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $983 million due primarily to negotiated salary increases, increased health insurance costs and employer pension costs.

     The State ended the 2004-05 fiscal year with a General Fund accumulated balance of $546 million. The increase of the fund balance is due primarily to an increase in tax revenues as result of an increase in the personal income tax rate and an improving State economy.

     Capital Assets. As of 2005, the State has $84.2 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.3 billion, over last year.

     The State is responsible for maintaining more than 42,475 lane miles of highway and 7,807 bridges. Pavement condition rating parameters for the current year are expected to be between 6.7 and 7.2, while bridge pavement condition parameters are expected to be between 5.3 and 5.6. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2005.

     The State's fiscal year 2006 capital budget calls for it to spend another $6.2 billion for capital projects, of which $3.3 billion is for transportation projects. To pay for these capital projects the State plans to use $249 million in general obligation bond proceeds, $3.0 billion in other financing arrangements with public authorities, $1.6 billion in Federal funds, and $1.4 billion in funds on hand or received during the year.

     Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations that are authorized by legislation hut not approved by the voters (non-voter approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, equipment capital leases and building capital leases which represent $376 million as of March 31, 2005, do not require Legislature or voter approval. Other obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business- type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities - thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities combined, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15 percent of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15 percent of total outstanding State-supported debt. At March 31, 2005 the State had $2.1 billion in State-supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate.

     In addition, the State had $2.4 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates in 2005, 2009, 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. The interest rate mode will be determined close to the conversion date. Similar to convertible bonds, the State also entered into approximately $693 million in swaps that create synthetic variable rate exposure in the future. In these transactions, the State issued fixed rate bonds and entered into forward starting swaps pursuant to which it receives a fixed rate that exceeds the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net result is that the State will be paying interest at a fixed rate through 2014, and a variable rate between 2014 and 2030.

     At March 31, 2005, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 5.1 percent of the State-supported debt portfolio. Variable to fixed rate agreements of $6 billion were equal to 14.7 percent of the total State-supported debt portfolio. Additionally, the State had $850 million in fixed to variable rate swap agreements outstanding, which are excluded from the statutory cap because, at the time the transaction was completed, they offset specific risks in the State's swap portfolio.

     At March 31, 2005, the State had $47.5 billion in bonds, notes, and other financing agreements outstanding compared with $46.7 billion last year, an increase of $607 million.

     2005-2006 Financial Plan

     The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget. The 2005-06 Enacted Budget Financial Plan reflects the actions of the Legislature and Governor through April 12, 2005.

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. DOB issued the third quarterly update to the Financial Plan (the "Third Quarterly Update") on January 6, 2006.

     Receipts. The Enacted Budget Financial Plan projected General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9 percent) from 2004-05. The Third Quarterly Update projects General Fund receipts at $47.9 billion. The State has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Both personal income taxes and business taxes have shown robust growth, similar to the experience in prior economic expansions. Real estate-related tax collections have also exceeded projected levels, reflecting strength in home sales and mortgage refinancings.

     Personal income tax receipts are projected to increase by $2.4 billion (13.1 percent) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the personal income tax refund reserve account. This amount is offset by a larger deposit to the Revenue Bond Tax Fund.

     Personal income tax receipts, including refund reserve transactions, are revised upward by $1.1 billion from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

     User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. The Enacted Budget Financial Plan projected General Fund user taxes and fees net receipts for 2005-06 to total $8.6 billion, a decrease of $130 million (1.5 percent) from reported 2004-05 collections.

     Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3 percent) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax.

     Other tax receipts are now projected to total $778 million, which is $148 million below last year's amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

     Miscellaneous receipts are expected to reach nearly $2.3 billion, an increase of $131 million from 2004-05. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05. Miscellaneous receipts from the Executive Budget is a negative $3 million resulting largely from the net impact of re-estimates and the legislative rejection of several proposed increases in licenses and fees.

     Total receipts in 2005-06 are projected to be $46.8 billion in the General Fund, $70.1 billion in State Funds, and $106.5 billion in All Govermental Funds (All Funds), an annual increase of $2.5 billion (5.7 percent), $4.4 billion (6.8 percent) and $4.5 billion (4.4 percent), respectively.

     Receipts in the 2005-2006 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.5 billion in the General Fund, $959 million in State Funds, and $1.1 billion in All Funds.

     Disbursements. The Enacted Budget Financial Plan estimated General Fund disbursements of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from 2004-05 State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.5 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.4 billion (4.3 percent) over the prior year.

     The Third Quarterly Update revised estimated General Fund spending upward to $47.2 billion in 2005-06, an increase of $337 million above the Mid-Year forecast. The most substantive revisions are due to timing, with the higher spending from the acceleration of Medicaid and mass transit payments, offset in part by lower spending for labor settlement that were expected to occur in 2005-06 but are now budgeted for 2006-07.

     Reserves/General Fund Closing Balance. The Third Quarterly Update projects that the State will end the 2005-06 fiscal year with a balance of $3.2 billion in the General Fund. The balance consists of $1.0 billion in undesignated reserves and $2.2 billion in designated reserves. The undesignated reserves consist of $945 million in the Rainy Day Fund, after a maximum deposit of $73 million in 2005-06, and $21 million in the Contingency Reserve Fund. The designated reserves consist of $2.0 billion in a spending stabilization reserve, which is planned for use in equal installments to help reduce the 2007-08 and 2008-09 budget gaps, and $286 million in the Community Projects Fund that finances discretionary spending initiatives by the Legislature and Governor. The projected year-end balance is affected by the planned payment of an additional $552 million in tax refunds before the end of the 2005-06 fiscal year, from a reserve established for that purpose, based on enhancements in tax processing.

     2006-2007 Financial Plan

     On January 17, 2006, the Governor presented his 2006-2007 Executive Budget to the Legislature which contained financial projections, a proposed Capital Program and Financing Plan for the State's 2006-07 fiscal year.

     Receipts. The State projects General Fund receipts, including transfers from other funds, to total $50.2 billion in 2006-07, an increase of $2.2 billion (4.7 percent) from the current year. The increase in General Fund receipts is the result of increased collections from personal income tax and sales taxes, and miscellaneous receipts. General Fund tax receipt growth is projected at 5.8 percent. General Fund miscellaneous receipts are projected to increase by 4.5 percent.

     Personal income tax receipts directly deposited in the General Fund are projected to reach $22.7 billion in 2006-07, a percentage increase of 8.8 percent. User taxes and fees receipts for 2006-07 are projected to reach $8.8 billion, an increase of $173 million, or 2 percent from 2005-06. The sales tax, the largest tax within user taxes, is projected to increase $170 million, or 2.1 percent. The low growth in sales tax receipts is due in part to the expiration of the one-quarter percent sales tax surcharge offset by modest base growth. Business tax receipts are projected to total $5 billion, and following extraordinary growth in 2005-06 are projected to remain virtually unchanged in 2006-07, reflecting the factors described above.

     Miscellaneous receipts are projected to total $2.7 billion in 2006-07, up $117 million or 4.5 percent from 2005-06. Proposed fee and fine legislation, as well as revised assumptions with respect to investment income receipts, account for the change.

     Transfers from other funds are expected to total $10.1 billion in 2006-07, an increase of $87 million from 2005-06. Portions of personal income tax, sales tax, and the real estate transfer tax support debt service due on State Personal Income Tax Bonds, Local Government Assistance Corporations bonds, and General Obligation bonds. The excess of tax receipts over debt service is transferred back to the General Fund. Annual growth in these dedicated tax receipts ($551 million) is partially offset by an increase in debt service costs ($262 million).

     All other transfers are projected to total $266 million in 2006-07, a decrease of $202 million. The change is a result of lower fund sweeps ($87 million) and of transfers expected from the Tribal State Compact Account ($49 million).

     All Funds receipts are projected to total $106.5 billion in 2005-06, an increase of $4.4 billion (4.3 percent) over 2004-05 projections.

     Disbursements. The State projects adjusted General Fund disbursements, including transfers to other funds, of $49.6 billion in 2006-07, an increase of $2.4 billion (5.1 percent) from 2005-06. Increases in Grants to Local Governments ($1.6 billion), State Operations ($642 million), general state charges ($341 million) are partially offset by a decrease in transfers to other funds ($148 million).

     Grants to Local Governments include financial aid to Local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of Executive Budget recommendations, local assistance spending is projected at $33.7 billion in 2006-07, an increase of $1.6 billion from the current year. The largest increases are for the Medicaid cap and FHP takeover ($764 million), the new STAR Plus rebate program ($530 million), and school aid ($494 million).

     State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.9 billion in 2006-07, an increase of $642 million (7.8 percent) from the current year. Personal service costs (e.g., State employee payroll) comprise 72 percent of State Operations spending. The remaining 28 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

     Personal service spending, after Executive Budget actions, totals $6.4 billion in 2006-07, an increase of $624 million or 10.8 percent. Growth is affected by the use of $150 million in patient income revenues in 2006-07 to offset General Fund non-personal service spending instead of personal service spending, as was done in 2005-06. The change results in a $150 million annual increase in personal service spending and a comparable decrease in non-personal spending. Adjusting for this reclassification, personal service spending is projected to increase by $474 million from 2005-06. The growth is primarily due to salary increases ($309 million) and pay raises for judges proposed by the Judiciary ($70 million). Non-personal service spending totals $2.4 billion, an increase of $18 million from the current year. Adjusting for the $150 million patient income revenue reclassification, growth is $168 million (6.8 percent). Growth in inflation ($88 million) and energy costs ($35 million) account for the change.

     The amounts reflect about $385 million of savings from budget actions, including the sharing or consolidation of services, maximizing patient income revenues, and utilizing other revenue sources to support costs.

     The State projects the Executive branch workforce will total 191,100 in 2006-07, a decrease of 400 from the current-year estimate.

     General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. General Fund spending for General State Charges is projected to be $4.3 billion in 2006-07, an increase of $341 million (8.5 percent) over the current year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $195 million to $2.4 billion) and higher costs related to employer pension contributions (an increase of $109 million to $1.1 billion).

     Transfers to Other Funds are projected to total $2.8 billion in 2006-07 and include General Fund transfers for debt service ($1.7 billion), capital projects ($255 million), and other funds ($765 million).

     General Fund transfers for debt service are projected to increase by $4 million (0.2 percent) from 2005-06. Transfers to support capital projects are projected to increase by $45 million, mainly for recommended maintenance ($10 million) and revisions across all programs based on update information. The decline in other funds transfers is largely due to a non-recurring transfer from the General Fund to the Lottery Fund to support a shortfall in receipts ($183 million). In addition, all other transfers reflect $130 million to the VLT account in 2005-06 and another $100 million in 2006-07 to supplement receipts until VLTs become fully operational at Yonkers and Aqueduct racetracks. Those amount are held in reserve for SBE.

     Authorities and Localities

     Metropolitan Transportation Authority ("MTA"). The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

     New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

     Fiscal Oversight for New York City. In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

     Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

     Litigation

     New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following.

     In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not- for-profit corporation be transferred to a fund designated as the "public asset fund" to he used for the purpose set forth in (S) 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the fur-profit corporation be deposited with the State Comptroller in an interest-hearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint.

     By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Health choice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. The defendants appealed from the October 1, 2003 decision.

     By decision and order dated May 20, 2004, the Appellate Division, First Department, affirmed the dismissal of plaintiff's original complaint hut also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs moved in the Appellate Division, First Department, for leave to appeal to the Court of Appeals. On October 12, 2004, the First Department granted leave to appeal.

     In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the Governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

     By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v Pataki, et al and Karr v. Pataki, et al. have appealed to the Court of Appeals from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs' motions for re-argument in both cases. On September 15, 2005, Plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts. On November 28, 2005, the United States Supreme Court denied petitioner's application for certiorari.

     In Oneida Indian Nation of New York et al. v. County of Oneida, plaintiff claimed that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795. On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provided for monetary payment, transfers of land and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneidas of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will he stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

     Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

     In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the Federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en bane. On January 17, 2006, plaintiffs filed for a writ of certiorari before the United States Supreme Court, seeking review of the September 9, 2004 decision.

     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006 subject to possible extension.

     In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of the decision of the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff's motion for reconsideration and en bane review. On November 21 and 22, 2005, United States Supreme Court Justice Ginsburg granted applications by the United States and the tribal plaintiffs for extensions of time to petition for certiorari until January 6, 2006. On December 27, 2005, Justice Ginsburg granted the application of the United States and the tribal plaintiffs to further extend their time to petition for certiorari to dates in the first week of February, 2006.

     Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which would, in part, require enactment of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. These agreements provided for differential payments to he made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

     In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 8, 2005, the District Court stayed all further proceedings in this case until is it known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

     In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.

     In Campaign for Fiscal Equity, Inc., et al. v. State, et al., plaintiffs claimed that the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution. By a decision dated June 26, 2003, the New York State Court of Appeals held that the evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education, and remitted the case to the trial court for further proceedings in accordance with its decision. In August 2004, the Supreme Court, New York County, referred this case to a panel of three referees to make recommendations as to how the State should satisfy the Court of Appeals holding. On November 30, 2004, the panel recommended that that the State pay New York City Schools a total of $14.1 billion over the next four years in additional operations funding and $9.2 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay.

     There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including, but not limited to, New York State Health Facilities Association, et al., v. DeBuono, et al., Sr. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), Healthcare Association of New York State v. DeBuono; Bayberry Nursing Home et al. v. Pataki, et al., and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novella. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

     In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department, affirmed the decision of the lower court. One December 22, 2005, the Appellate Division, Fourth Department, granted petitioners' motion for leave to appeal to the Court of Appeals.

                              FINANCIAL STATEMENTS


The following financial information is hereby incorporated by reference to the pages of the Money Market Funds' Annual Report to shareholders dated December 31, 2005 indicated below:


                                                                            Page
                                                                            ----
Questions & Answers                                                           5

BNY Hamilton Money Fund
Schedule of Investments                                                      31
Statement of Assets and Liabilities                                          36
Statement of Operations                                                      37
Statements of Changes in Net Assets                                          38
Financial Highlights                                                         40

BNY Hamilton Treasury Money Fund
Schedule of Investments                                                      57
Statement of Assets and Liabilities                                          59
Statement of Operations                                                      60
Statements of Changes in Net Assets                                          61
Financial Highlights                                                         63

BNY Hamilton New York Tax-Exempt Money Fund
Schedule of Investments                                                      44
Statement of Assets and Liabilities                                          52
Statement of Operations                                                      52
Statements of Changes in Net Assets                                          53
Financial Highlights                                                         54

Notes to Financial Statements                                                67

Report of Registered Independent Public Accounting Firm                      75

Directors and Officers                                                       76

                                   APPENDIX A

                        Description of Securities Ratings

S&P
Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.
BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               .    Leading market positions in well established industries.
               .    High rates of return on funds employed.
               .    Conservative capitalization structures with moderate
                    reliance on debt and ample asset protection.
               .    Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.
               .    Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                                                   SAI - MM 0406

                                       A-3